As filed with the Securities and Exchange Commission on April 21, 2008

Registration Nos.: 2-89550; 811-03972

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

PRE-EFFECTIVE AMENDMENT NO.                ( )

POST-EFFECTIVE AMENDMENT NO. 43     (X)

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

   Amendment No. 38      (X)

    (Check appropriate box or boxes)

FUTUREFUNDS SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor's Principal Executive Officers) (Zip Code)

Depositor's Telephone Number, including Area Code:

(800) 537-2033

Beverly A. Byrne

Chief Legal Officer, Financial Services and Securities Compliance

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

James F. Jorden, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective.

Title of securities being registered: flexible premium deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

Immediately upon filing pursuant to paragraph (b) of Rule 485.
X On May 1, 2008, pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
On (date), pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FUTUREFUNDS SERIES ACCOUNT

of Great-West Life & Annuity Insurance Company

GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS

Distributed by

GWFS Equities, Inc.

8515 East Orchard Road, Greenwood Village, Colorado 80111

(800) 701-8255

Overview

This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”) designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”). The Group Contract provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Group Contracts. Great-West Life & Annuity Insurance Company (“we,” “us,” “Great-West” or “GWL&A”) issues the Group Contracts in connection with:

•	pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•	cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•	tax sheltered or tax deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•	deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•	qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•	nonqualified deferred compensation plans (“NQDC Plans”).

Participation in the Group Contracts

You may be eligible to participate in the Group Contract if you participate in one of the Plans described above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations or employee associations, as applicable (“Group Contractowner”). We will establish a participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.

Payment Options

The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Divisions you select. Income can be guaranteed for your lifetime and/or your spouse’s lifetime or for a specified period of time, depending on your needs and circumstances.

Allocating Your Money

You can allocate your Contributions among several Investment Divisions of the FutureFunds Series Account (the "Series Account"). Each Investment Division invests all of its assets in one of the corresponding mutual funds (“Eligible Funds”). Following is a list of each Eligible Fund:

AIM Dynamics -Investor Class[1]	Maxim Index 600
AIM Large Cap Growth Fund - Class A Shares[1]	Maxim Invesco ADR
AIM Small Cap Growth - Class A1	Maxim Loomis Sayles Bond
Alger American Balanced – Class O1	Maxim Loomis Sayles Small-Cap Value
Alger American MidCap Growth – Class O	Maxim Money Market
American Century® Income & Growth	Maxim Stock Index
American Century® Equity Income	Maxim T. Rowe Price Equity-Income
American Funds Growth Fund of America – Class R3	Maxim T. Rowe Price MidCap Growth
Artisan International	Maxim Small-Cap Growth (formerly Maxim Trusco Small-Cap Growth)[1]
Columbia Asset Allocation Fund, Variable Series – Class A	Maxim U.S. Government Securities (formerly Maxim U.S. Government Mortgage Securities Portfolio)[2]
Davis New York Venture Fund – Class R	Maxim Aggressive Profile I
Federated Capital Appreciation - Class A	Maxim Conservative Profile I
Fidelity VIP Contrafund® - Initial Class	Maxim Moderate Profile I
Fidelity VIP Growth – Initial Class	Maxim Moderately Aggressive Profile I
Franklin Small-Mid Cap Growth – Class A	Maxim Moderately Conservative Profile I
Janus Aspen Worldwide Growth - Institutional Shares	MFS Core Growth Fund – Class A (formerly MFS Strategic Growth Fund)[1,3]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Janus Fund	Oppenheimer Capital Appreciation -Class A
Janus Twenty	Oppenheimer Global – Class A
Janus Worldwide	PIMCO Total Return - Administrative Class
Legg Mason Value Trust - Financial Intermediary Class	Pioneer Equity Income VCT Portfolio - Class II
Mainstay Small Cap Opportunity Fund – Class A	RidgeWorth Small Cap Growth Stock – Class I (formerly STI Classic Small Cap Growth Stock)
Maxim Ariel MidCap Value	RS Select Growth Fund (formerly RS Diversified Growth Fund)[1]
Maxim Ariel Small-Cap Value	RS Emerging Growth Fund
Maxim Bond Index	The Jensen Portfolio – Class R
Maxim Bernstein International Equity (formerly Maxim Templeton International Equity)	Van Kampen Comstock Fund – Class R

1 These Investment Divisions are no longer open to incoming transfers and do not accept new Contributions.

2 Effective July 14, 2006, the Maxim U.S. Government Securities Portfolio merged into and became part of the U.S. Government Mortgage Securities Portfolio and the Maxim U.S. Government Mortgage Securities Portfolio was renamed Maxim U.S. Government Securities Portfolio.

3 Effective June 15, 2007, the MFS Strategic Growth Fund was reorganized into the MFS Core Growth Fund.

You can also allocate your money to certain options where you can earn a fixed rate of return on your investment. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission (the “SEC”).

The Investment Divisions and the Fixed Options available to you will depend on the terms of the Group Contract. Please consult with the Group Contractowner for more information.

This Prospectus presents important information you should read before participating in the Group Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Group Contract in the Statement of Additional Information (the “SAI”) dated May 1, 2008, which has been filed with the SEC. The SAI is incorporated by reference into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (800) 701-8255. You may also obtain the Prospectus, material incorporated by reference, and other information regarding us, by visiting the SEC’s Web site at http://www.sec.gov.

TABLE OF CONTENTS

Page

Definitions
Fee Tables
Condensed Financial Information
Great-West Life & Annuity Insurance Company
FutureFunds Series Account
Investments of the Series Account
The Group Contracts
Accumulation Period
Participant Enrollment Form and Initial Contribution
Free-Look Period
Subsequent Contributions
Participant Annuity Account Value
Making Transfers
Market Timing and Excessive Trading
Automatic Custom Transfers
Loans
Total and Partial Withdrawals
Cessation of Contributions
Death Benefit
Charges and Deductions
Periodic Payment Options
Annuity Payment Options
Federal Tax Consequences
Voting Rights
Distribution of the Group Contracts
State Regulation

Restrictions under the Texas Optional Retirement Program

Reports
Rights Reserved by Great-West
Adding and Discontinuing Investment Options
Substitution of Investments
Legal Matters
Available Information
Appendix A, Condensed Financial Information
Appendix B, Calculation of Net Investment Factor

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

The Group Contract is not available in all states.

Definitions

Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you are making Contributions to the Group Contract.

Accumulation Unit: An accounting measure we use to determine your Variable Account Value during the Accumulation Period.

Administrative Offices: The Administrative Offices of GWL&A are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.

Annuity Commencement Date: The date payments begin under an annuity payment option.

Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.

Contribution(s): Amount(s) paid to us under the Group Contract on your behalf.

Eligible Fund: A mutual fund in which an Investment Division invests all of its assets.

Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.

Fixed Options: Investment options that provide a fixed rate of return to which you can allocate Contributions or make Transfers. There are currently three types of Fixed Options. They are the Daily Interest Guaranteed Sub-Account, the Guaranteed Certificate Funds and the Guaranteed Fixed Fund. Your interests in the Fixed Options are not securities and are not subject to review by the SEC. Please consult with the Group Contractowner for more information about the Fixed Options.

Group Contract: An agreement between GWL&A and the Group Contractowner providing a fixed and/or variable deferred annuity issued in connection with certain retirement plans.

Group Contractowner: Depending on the type of plan and the employer’s involvement, the Group Contractowner will be an employer, plan trustee, certain employer associations or employee associations.

Guaranteed Account Value: The sum of the value of each of your Guaranteed Sub-Accounts.

Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.

Investment Division: The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds.

Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.

Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.

Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.

Premium Tax: The amount of tax, if any, charged by a state or other government authority.

Request: Any Request, either written, by telephone or computerized, which is in a form satisfactory to GWL&A and received in good order by GWL&A at its Administrative Offices.

Series Account: FutureFunds Series Account, a separate account, established by GWL&A to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Investment Divisions.

Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.

Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.

Valuation Date: The date on which we calculate the accumulation unit value of each Investment Division. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Valuation Period: The period between the ending of two successive Valuation Dates.

Variable Account Value: The total value of your Variable Sub-Accounts.

Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.

FEE TABLES

The following tables describe the fees and expenses that you, as a Participant, will pay under the Group Contract. The first tables describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or transfer cash value between investment options. State Premium Tax may also be deducted.

PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Contingent Deferred Sales Charge (as a percentage of amount distributed)	6%[1]

Transfer Fee	None

Premium Tax Charges	0.00% - 3.50%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you are a Participant under the Group Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge ..........................................................................$30.00

SERIES ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Charge3

Maximum Periodic Mortality and Expense Risk Charge[4]	1.00%

(as a percentage of the Participant Annuity Account Value)

Maximum Daily Mortality and Expense Risk Charge[5]	1.25%

(as a deduction in the Net Investment Factor)

Total Series Account Annual Expenses	1.00% or 1.25%

_________________________

1  The contingent deferred sales charge will be based upon the level applicable to your Group Contract. Under the applicable level, the contingent deferred sales charge is generally based on the amount distributed. For more information about the various Group Contract levels for the contingent deferred sales charge and circumstances in which a contingent deferred sales charge “free amount” may apply, please see the discussion on page __.

2 A premium tax charge may apply.

3 We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”), or (ii) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” on page __ for more information.

4 The Periodic M&E Deduction is assessed as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” on page __ for more information.

5 The Daily M&E Deduction is a charge deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix B. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” on page __ for more information.

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.

TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSE	Minimum	Maximum

(Expenses that are deducted from Eligible Fund assets,

including management fees, distribution and/or

service (12b-1) fees, and other expenses)[6]	0.46%	1.63%[7]

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 under the Group Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$889	$1,482	$2,101	$3,225

(2) If you annuitize your contract OR if you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$289	$882	$1,501	$3,225

The examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.

_________________________

6  Five of the Eligible Funds, the Maxim Profile Portfolios, are "fund of funds" that invest substantially all of their assets in shares of other Maxim Series Fund Portfolios and portfolios in the same group of investment companies as the Maxim Series Fund. Because of this, the Maxim Profile Portfolios also bear their pro rata share of the operating expenses of the underlying Maxim Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Maxim Profile Portfolios as a result of their investment in shares of one or more underlying Maxim Portfolio.

7  The expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement.  The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Fund's expenses in order to keep the Eligible Fund's expenses below specified limits.  The expenses of certain Eligible Funds are reduced by contractual fee reduction and expense reimbursement arrangements.  Other Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is not reflected above, but is described in the relevant Eligible Fund's prospectus..

The fee table and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

CONDENSED FINANCIAL INFORMATION

Attached as Appendix A is a table showing selected condensed financial information concerning Accumulation Units for each Investment Division. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Participant Annuity Account Value, such as the Contract Maintenance Charge or the Periodic Mortality and Expense Risk Charge. The information in the table is derived from the financial statements of the Series Account, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

GWL&A is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in February of 1982. In September of 1990, GWL&A redomesticated and is now organized under the laws of the state of Colorado.

GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam and in all states in the United States, except New York.

GWL&A is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

GWL&A has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

FUTUREFUNDS SERIES ACCOUNT

We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust. This registration does not involve supervision of the Series Account or GWL&A by the SEC.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains or losses of any other Investment Division and without regard to any other business GWL&A may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business GWL&A may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of GWL&A.

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Owners of the Contracts in the future based on our assessment of marketing needs and investment conditions.

INVESTMENTS OF THE SERIES ACCOUNT

The Eligible Funds

Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Insurance-Dedicated Eligible Funds. Many of the Eligible Funds described in this prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as “insurance dedicated funds,” and are used for “mixed” and “shared” funding. “Mixed funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are bought for variable life insurance policies issued by us or other insurance companies. “Shared funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contract.

Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

Public Eligible Funds. Twenty-four of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public. Investment Divisions investing in the following public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:

•	AIM Large Cap Growth Fund (Class A)
•	AIM Dynamics Fund (Investor Share Class)
•	AIM Small Cap Growth Fund (Class A)
•	American Century Equity Income Fund
•	American Century Income & Growth Fund
•	American Funds Growth Fund of America (Class R3)
•	Artisan International Fund (Investor Class)
•	Davis New York Venture Fund (Class R)
•	Federated Capital Appreciation Fund (Class A)
•	Franklin Small-Mid Cap Growth Fund (Class A)
•	Janus Twenty Fund
•	Janus Worldwide Fund
•	Janus Fund
•	Legg Mason Value Trust (Financial Intermediary Class)
•	Mainstay Small Cap Opportunity Fund (Class A)

•	MFS Core Growth Fund (Class A)

•	Oppenheimer Capital Appreciation Fund (Class A)
•	Oppenheimer Global Fund (Class A)
•	PIMCO Total Return Fund (Administrative Class)

•	RidgeWorth Small Cap Growth Stock Fund (Class I)
•	RS Select Growth Fund

•	RS Emerging Growth Fund

•	The Jensen Portfolio (Class R)

•	Van Kampen Comstock Fund (Class R)

Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets held in that Eligible Fund by us. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.50% annually of net assets. For certain Eligible Funds, some of this compensation may be paid out of Rule 12b-1 fees (ranging up to 0.50% annually of net assets) that are deducted form Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. Any such fees deducted from Eligible Fund assets are disclosed in the Eligible Fund prospectuses. If GWFS receives 12b-1 fees, combined compensation for administration related services generally ranges up to 0.75% annually of Series Account assets invested in an Eligible Fund.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy. There is no assurance that any of the Eligible Funds will achieve their respective objectives.

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.The portfolio seeks to meet this objective by investing in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. The portfolio also invests in high-quality, short term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). The portfolio invests in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the “Lehman Index”). The portfolio uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

Maxim Loomis Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The portfolio focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the portfolio, and maximum total return potential. It may invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation) and up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The portfolio may invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The portfolio may also invest up to 20% of its net assets in dollar rolls and/or mortgage dollar rolls. In a mortgage dollar roll transaction, the portfolio sells a mortgage-backed security to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the portfolio is committed to buy may decline below the price of the securities the portfolio has sold. The portfolio may also invest in commercial mortgage-backed securities, asset-backed securities, and corporate bonds. The portfolio focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000® Index at the time of purchase. This portfolio will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2000 of the smallest U.S. companies in the Russell 3000® Index. The portfolio seeks to build a core small-cap portfolio of common stocks of solid growth companies that the portfolio’s manager believes are under-valued in the market and opportunistically invests in companies that have experienced significant business problems but which are believed to have favorable prospects for recovery.

Maxim Small-Cap Growth Portfolio (formerly Maxim Trusco Small-Cap Growth Portfolio) seeks to achieve long-term capital growth. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or less at the time of initial purchase. This portfolio may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion as well as invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depositary Receipts (“ADRs”) are not subject to this 25% limitation. The portfolio seeks to identify companies believed to have favorable opportunities for capital appreciation within their industry group and invest in these companies when they are determined to be in the developing stages of their life-cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The portfolio seeks to own the securities contained in the Benchmark Index in as close as possible a proportion as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Index.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor’s (S&P) 500 Composite Stock Price Index and the S&P MidCap Index, weighted according to their respective pro-rata share of the market.1 The portfolio seeks to own the securities contained in the Benchmark Indexes in as close as possible a proportion as each stock’s weight in the Benchmark Indexes. This may be accomplished through ownership of all stocks in the Benchmark Indexes and/or through a combination of stock ownership and owning futures contracts on the Benchmark Indexes and options on futures contracts, and Exchange Traded Funds that seek to track the Benchmark Indexes.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio seeks to invest in companies which have some of the following characteristics: established operating histories; above-average current dividend yield relative to the S&P 500 Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. In pursuing its investment objective, the portfolio’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the portfolio’s objectives. The portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Ariel MidCap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Russell 3000 Index at the time of purchase. The portfolio will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The portfolio actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The portfolio will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or the manufacture of equipment to produce nuclear energy.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P MidCap 400 Index or the Russell Midcap® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The market capitalization of the companies in the portfolio, the S&P MidCap 400 Index, and the Russell Midcap® Growth Index will change over time, and the portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The portfolio may also invest up to 25% of its total net assets in foreign securities. In pursuing its investment objective, the portfolio’s manager has the discretion to purchase some securities that do not meet its normal

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1  Standard & Poor’s, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the portfolio’s objectives The portfolio may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Invesco ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the SEC and traded in the U.S. The portfolio will select stocks from approximately 2,200 large and medium-sized capitalization companies, with a minimum market capitalization of $1 billion. The portfolio analyzes potential investments through an investment model which compares stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.

Maxim Bernstein International Equity Portfolio (formerly Maxim Templeton International Equity Portfolio) seeks long-term capital growth. Under normal circumstances, this portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the U.S., including those in emerging markets. The portfolio will focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasize fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

The Alger American Fund

Alger American Balanced Portfolio (Class O) seeks current income and long-term capital appreciation. This portfolio focuses on stocks of companies with growth potential and fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio’s fixed-income investments will be concentrated within the four highest categories as determined by an established rating agency or, if not rated, will have been determined by the portfolio manager to be of comparable quality. The portfolio may also invest up to 10% of its net assets in lower-rated securities rated “B” (or the equivalent) or better by any one of those rating agencies or, if not rated, will have been determined by the portfolio manager to be of comparable quality. Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

Alger American MidCap Growth Portfolio (Class O) seeks long-term capital appreciation. This portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap® Growth Index or the S&P MidCap 400 Index, updated quarterly.

Columbia Funds Variable Insurance Trust

Columbia Asset Allocation Fund, Variable Series (Class A) seeks high total investment return. The fund’s investment advisor allocates the fund’s assets among various classes of equity and debt securities, including: large capitalization (“large-cap”) growth stocks; large-cap value stocks; middle capitalization (“mid-cap”) growth stocks; mid-cap value stocks; small capitalization (“small-cap”) growth stocks; small-cap value stocks; real estate investment trusts (“REITs”); foreign stocks; investment grade bonds; and, non-investment grade bonds, Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class. The fund’s lead portfolio managers allocate the fund’s assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portfolio of the fund’s assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the fund’s advisor. In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the fund will have one of the top four ratings assigned by Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as “junk bonds”). The fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bonds markets. Derivatives are financial instruments whose values depend on, or derived from, the value of an underlying security, index or currency. The fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind. The fund may also invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the fund’s active allocation strategy. The fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the fund’s assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security. As part of its investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Fidelity Variable Insurance Products Funds

Fidelity VIP Growth Portfolio (Initial Class) seeks capital appreciation primarily by investing in common stocks. The portfolio normally invests its assets primarily in common stocks of companies that are believed to have above-average growth potential (stocks of these companies are often called ‘growth’ stocks). The portfolio may also invest in domestic and foreign issuers. The portfolio uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation by investing primarily in common stocks. The portfolio normally invests its assets in securities of companies whose value is believed to be not fully recognized by the public. The portfolio may invest in domestic and foreign issuers and may also invest in either “growth” or “value” stocks or both. The portfolio uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The portfolio invests in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from several different countries, including the United States. The portfolio may, under certain circumstances, invest in a single country. The portfolio may have significant exposure to emerging markets.

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio (Class II) seeks current income and long-term growth of capital from a portfolio consisting of primarily income producing equity securities of U.S. corporations. Normally, the portfolio invests at least 80% of its total assets in income producing securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (“ETFs”) that invest primarily in equity securities and equity securities in real estate investment trusts (“REITs”). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The remainder of the portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers or government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the fund invests significantly in one region or country.

The following Eligible Funds are publicly offered mutual funds:

AIM Funds

AIM Large Cap Growth Fund (Class A) seeks long term growth of capital. This fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. The fund considers a company to be a large-capitalization company if at the time of purchase, it is included in the Russell 1000® Index during the most recent 11-month period, (based on the most recent month-end data), plus the most recent data during the current month. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities. The fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. For risks associated with investing in the fund, please see the fund’s prospectus. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

AIM Dynamics Fund (Investor Share Class) seeks long-term growth of capital. Effective May 1, 2008, the fund’s investment objective may be change by the fund’s Board of Trustees without shareholder approval. The fund seeks to meet its objective by investing, normally, at least 65% of its assets in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stock. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio managers actively manage the fund using a two-step stock selection process that combines quantitative and fundamental analyses. The quantitative analysis involves using a stock rating model to rank stocks based primarily upon: (1) earning, (2) quality, and (3) valuation. The fundamental analysis focuses on identifying both industries and companies that, in the portfolio managers’ view, have high growth potential and are also favorably priced relative to the growth expectations for that company. The fund’s portfolio managers base their selection of stocks for the fund on an analysis of individual companies. For risks associated with investing in the fund, please see the fund’s prospectus. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

AIM Small Cap Growth Fund (Class A) seeks long-term growth of capital. The fund seeks to meet this objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments. Synthetic and derivative instruments are investments that have economic characteristics similar to the fund’s direct investments. Synthetic and derivative instruments in which the fund may invest may include warrants, futures, options, exchange-traded funds and American Depository Receipts. Synthetic and derivative instruments may have the effect of leveraging the fund’s portfolio. In selecting investments, the fund’s portfolio managers utilize a disciplined portfolio construction process that alights the fund with the Russell 2000® Growth Index, which the portfolio managers believe represents the small cap growth asset class. The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its assets in foreign securities. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

.American Century Funds (Investor Class)

American Century Equity Income Fund seeks to provide current income. Capital appreciation is a secondary objective. The fund seeks to meet these objectives by investing in securities that the fund's managers believe have a favorable income-paying history that have prospects for dividend payments to continue or increase. The fund managers also look for securities of companies that they believe are undervalued and have the potential for an increase in price. The fund seeks to receive dividend payments that provide a yield that exceeds the yield of the stocks comprising the S&P 500 Index. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The fund managers also look for companies whose dividend payments appear high when compared to the stock price. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 85% of the fund's assets invested in income-paying securities and at least 80% of its assets in equity securities at all times.

American Century Income & Growth Fund seeks to provide long-term capital growth. Income is a secondary objective. The fund seeks to meet these objectives by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies (measured by the value of their stock). This is determined by using a computer model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the fund managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the fund managers use, among others, the rate of growth of a company’s earnings and changes in its earnings estimates. The fund managers’ goal is to create a fund that provides better returns than the Standard & Poor’s 500 Index, without taking on significant additional risk. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

American Funds

American Funds Growth Fund of America (Class R3) seeks to provide growth of capital. The fund invests primarily in common stocks. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities. The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada and not included in Standard & Poor's 500 Composite Index. Investments outside the United States may be subject to certain risks. The fund may invest up to 10% of its assets in lower quality nonconvertible debt securities (rated Ba or below by Moody’s Investors Service and BB or below by Standard & Poor’s Corporation or unrated but determined to be of equivalent quality). The values of debt securities may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

Artisan Funds, Inc.

Artisan International Fund (Investor Class) seeks maximum long-term capital growth. Under normal market conditions, this fund seeks to meet this objective by investing at least 65% of its net assets at market value in stocks of foreign companies, in a portfolio that is broadly diversified by country, industry and company.

Davis Funds

Davis New York Venture Fund (Class R) seeks long-term growth of capital. The fund invests the majority of it’s assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. Davis Advisors conduct extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Federated Equity Funds

Federated Capital Appreciation Fund (Class A) seeks to provide capital appreciation. Under normal market conditions, the fund invests primarily in common stock of companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.

Franklin Strategic Series Funds

Franklin Small-Mid Cap Growth Fund (Class A) seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. small cap and mid cap companies. Shareholders will be given 60 days' advance notice of any change to this policy. The fund considers mid cap companies to be companies with market cap values not exceeding $8.5 billion and small cap companies to be companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000® Index; whichever is greater at the time of purchase. The Russell 2000® Index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the fund manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds the small or mid cap measures described above.

Janus Funds

Janus Twenty Fund seeks long-term growth of capital. Under normal market conditions, it seeks to meet this objective by investing primarily in common stocks selected for their growth potential. The fund normally invests primarily in a core group of 20-30 common stocks selected for their growth potential.

Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund invests primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States; however, the fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The fund may have significant exposure to emerging markets.

Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund invests primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

Legg Mason Equity Funds

Legg Mason Value Trust (Financial Intermediary Class) seeks long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, by factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business.

Mainstay Funds

Mainstay Small Cap Opportunity Fund (Class A) seeks high total return. The fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the Russell 2000® Index, the S&P SmallCap 600® Index, or a universe selected from the smallest 2,000 companies and largest 3,000 companies ranked by market capitalization. The fund invests primarily in small-capitalization stocks that the fund’s manager determines are value stocks. “Value” stocks are stocks that the fund’s manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or “under priced” relative to the rest of the equity market. In selecting stocks, the fund’s manager analyzes financial and operating data of over one thousand companies on a weekly basis searching for companies with improving operating characteristics, but which are still under priced or inexpensive relative to the rest of the fund’s small cap universe. The fund’s manager evaluates company operations compared to other companies (both competitors and companies in other industries). Under normal conditions the fund’s manager keeps the fund fully invested rather than taking temporary cash positions. The fund’ manager will sell a sock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met. The fund may lend its portfolio securities and may invest in common stock, other equity securities and in equity related securities, such as preferred stock (including convertible proffered stock), and debt securities convertible into common stock. The fund may purchase large-capitalization stocks for additional liquidity and engage in active trading. The fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization. The fund may also invest in foreign securities, but only in countries the fund’s manager considers stable and only in securities the fund’s manager considers to be of high quality.

MFS® Funds

MFS Core Growth Fund (Class A) (formerly MFS Strategic Growth Fund) seeks capital appreciation. Under normal market conditions, the fund invests its assets primarily in equity securities. The fund focuses on investing its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While the fund may invest its assets in companies of any size, the fund generally focuses on companies with large capitalizations. The fund may invest it’s assets in foreign securities and derivatives. The fund’s adviser may also enter into short sales for the fund. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

Oppenheimer Funds

Oppenheimer Capital Appreciation Fund (Class A) seeks capital appreciation. Under normal market conditions, the fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the investment adviser believes may appreciate in value over the long term.

Oppenheimer Global Fund (Class A) seeks capital appreciation. Under normal market conditions, the fund invests mainly in common stocks of U.S. and foreign companies. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the United States, Western Europe countries and Japan. The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies. The fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the fund normally will invest in at least three countries (one of which may be the United States). Typically, the fund invests in a number of different countries.

PIMCO Funds

PIMCO Total Return Fund (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration normally varies within a three- to six-year time frame based on the investment adviser’s forecast for interest rates.

RidgeWorth Funds

RidgeWorth Small Cap Growth Stock Fund (Class I) (formerly STI Classic Small Growth Stock Fund) seeks to provide long-term capital appreciation. The fund generally invests at least 80% of its net assets in U.S. traded equity securities of small cap companies. U.S. traded equity securities may included American Depository Receipts (“ADRs”). The fund’s adviser generally considers small cap companies to be companies with market capitalizations below $3 billion. The fund’s adviser will seek out securities it believes have strong business fundamentals, such as revenue growth, improving cash flows, increasing margins and positive earning trends.

RS Investment Trust

RS Select Growth Fund (formerly RS Diversified Growth Fund) seeks long-term capital growth. The fund typically invests in a portfolio of small capitalization growth-oriented companies. Although the fund is a diversified mutual fund, the fund will likely hold a limited number of securities. RS Investments currently expects that the fund will normally hold between 40 and 60 securities positions. The fund invests principally in equity securities of companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $10.2 billion, based on the size of the largest company on December 31, 2007). The fund may hold investments in companies whose market capitalizations exceed the preceding parameter due to appreciation or acquisitions by those companies after the fund’s purchase of their securities. The fund may at times invest a substantial portion of its assets in technology companies. This Eligible Fund is no longer open to incoming Transfers and does not accept new Contributions.

RS Emerging Growth Fund seeks capital appreciation. The fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more rapid growth than the overall economy. Although the fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of the fund’s investments will be in companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $10.2 billion, based on the size of the largest company on December 31, 2007). The fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

The Jensen Portfolio

The Jensen Portfolio (Class R) seeks long-term capital appreciation. The fund invests primarily in the common stocks of approximately 25 companies selected according to the specific, long-term investment criteria established by the fund’s investment adviser. A company must have satisfied the following criteria to be selected for investment by the fund: (1) attained a return on equity of at least 15% per year for each of the prior 10 years; (2) be in excellent financial condition based on certain qualitative factors such as ability to grow its business from excess cash flow; (3) be selling at a significant discount to its intrinsic value (as determined by the fund’s investment adviser); (4) demonstrate commitment to increasing shareholder value by acquiring companies that contribute to their competitive advantage, paying off debt, repurchasing outstanding shares or increasing dividends; (5) in the fund’s investment adviser’s opinion, established entry barriers as evidenced by: (a) differentiated products which can be protected from competition by patents, copyright protection, effective advertising or other means; (b) economies of scale in production, marketing or maintenance of the company’s products or services; (c) absolute cost advantages, such as obtaining raw materials at lower costs; (d) capital requirements at a level which make it impractical for other firms to enter the business; or (e) other sustainable competitive advantages identified by the fund’s investment adviser; and (6) in the fund’s investment adviser’s opinion, have the capability of continuing to meet the above criteria.

Van Kampen Investments

Van Kampen Comstock Fund (Class R) seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by the fund’s investment adviser to possess the potential for capital growth and income. The fund may invest up to 25% of its total assets in securities of foreign issuers. The fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The fund may purchase and sell derivative instruments, such as options, futures contracts and options on futures contracts for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Eligible Fund Investment Advisers

AIM Funds are advised by Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alger American Fund is advised by Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003.

American Century Investor Class Equity Income Fund and American Century Income & Growth Fund are advised by American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111.

American Funds Growth Fund of America is advised by Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071.

Artisan International Fund is advised by Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Columbia Funds Variable Investment Trust is advised by Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111.

Davis New York Venture Fund is advised by Davis Select Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Federated Equity Funds are advised by Federated Equity Management Company of Pennsylvania, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Fidelity Variable Insurance Products Fund is advised by Fidelity Management & Research Company, 2 Devonshire Street, Boston Massachusetts 02109.

Franklin Small-Mid Cap Growth Fund is advised by Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Janus Aspen Series is advised by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

Janus Worldwide Fund, Janus Fund and Janus Twenty Fund are advised by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

Legg Mason Equity Funds are advised by Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202.

Mainstay Small Cap Opportunity Fund is advised by New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

MFS Core Growth Fund is advised by Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Funds are advised by OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281.

PIMCO Funds are advised by Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660.

Pioneer Variable Contracts Trust is advised by Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109.

RidgeWorth Funds are managed by RidgeWorth Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

RS Select Growth Fund and RS Emerging Growth Fund are advised by RS Investment Management Co. LLC, 388 Market Street, Suite 1700, San Francisco, California 94111.

The Jensen Portfolio, Inc. is managed by Jensen Investment Management, Inc., 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204.

Van Kampen Comstock Fund is advised by Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an SEC order granting exemptions, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of the Portfolios of Maxim Series Fund, Inc. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLCserves as the sub-adviser to the Maxim Ariel Mid-Cap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Chicago, Illinois 60601.

BNY Investment Advisors serves as the sub-adviser of the Maxim Stock Index, Maxim Index 600, Maxim Growth Index and Maxim Value Index Portfolios. BNY is located at One Wall Street, New York, New York 10286.

Invesco Global Asset Management (N.A.), Inc.serves as the sub-adviser to the Maxim Invesco ADR Portfolio. Invesco Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street, Atlanta, Georgia 30309.

Loomis, Sayles & Company, LP ("Loomis Sayles") serves as the sub-adviser to the Maxim Loomis Sayles Bond Portfolio and the Maxim Loomis Sayles Small-Cap Value Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Silvant Capital Management LLC (“Silvant”) serves as the sub-adviser of the Maxim Small-Cap Growth Portfolio. Silvant is located at 50 Hurt Plaza, Suite 1500, Atlanta, Georgia 30303. Silvant is a subsidiary of RidgeWorth Capital Management, Inc.

Alliance Capital Management L.P. ("Alliance") serves as the sub-advisor for the Maxim Bernstein International Equity Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York, 10105.

T. Rowe Price Associates, Inc. serves as the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Reinvestment and Redemption

All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-701-8255, or by writing to Great-West at D790 – Great-West Retirement ServicesSM Marketing, P.O. Box 1700, Denver, Colorado 80201-9952.The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

THE GROUP CONTRACTS

Group Contract Availability

The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement plans. We issue the Group Contract in connection with:

•	401(a) Plans;
•	401(k) Plans;
•	403(b) Plans;
•	457(b) or (f) Plans;
•	415(m) Plans; and

•	NQDC Plans.

The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other plans, Participants have only those rights that are specified in the plan.

Purchasing an Interest in the Group Contract

Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the plan and the Group Contract.

Contributions

Your employer will send us contributions on your behalf. Except as limited by the Code or your plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. When the Group Contractowner’s report does not coincide with the Contributions received and the inconsistency is not resolved within a period of time required under the law, Great-West will return the Contribution to the payor.

Participant Annuity Account

When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through KeyTalk® or via the Internet.

Assignments and Transfers

In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered or in any way alienated by any of them.

ACCUMULATION PERIOD

Participant Enrollment Form and Initial Contribution

(For 403(b) Plans (other than employer-sponsored plans):

If your Participant enrollment form is complete, we will allocate your initial Contributions to the Investment Divisions according to the instructions in your Participant enrollment form within two business days of receipt at our Administrative Offices. If your Participant enrollment form is incomplete, we will immediately place your initial Contributions in the Maxim Money Market Investment Division while we try to complete the Participant enrollment form. Upon completion of your Participant enrollment form, the initial Contribution will be allocated to the Investment Divisions according to your instructions in the Participant enrollment form. If your Participant enrollment form remains incomplete after 105 days we will return your Contribution along with investment earnings (if any).

(For all other plans:

If your Participant enrollment form is complete we will allocate your initial Contributions to the Investment Divisions pursuant to instructions in your Participant enrollment form, within two business days of receipt at our Administrative Offices. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information. If your Participant enrollment form remains incomplete for five business days, we will immediately return your Contributions. If we complete a Participant enrollment form within five business days of our receipt of the incomplete Participant enrollment form, we will allocate your initial Contribution within two business days of the Participant enrollment form’s completion in accordance with your allocation instructions. However, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will consider the Participant enrollment form to be complete if the Group Contractowner has directed us to allocate your initial Contribution to a specified Investment Division or Fixed Option as authorized by the specific retirement plan.

Free Look Period

Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of GWL&A within 10 days after

GWL&A receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value.

Subsequent Contributions

We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.

You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your request at our Administrative Offices. Once you change your allocation instructions, those instructions will be effective for all subsequent Contributions until changed.

Participant Annuity Account Value

Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution, less any applicable premium tax, or Transfer to an Investment Division by that Investment Division’s Accumulation Unit value. The number of Accumulation Units will decrease for charges deducted and Transfers, withdrawals, or loans, if available for the Investment Division. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division's Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.

Making Transfers

Prior to your Annuity Commencement Date, you can Transfer your Participant Annuity Account Value among the Investment Divisions and the Fixed Options subject to the following limitations:

•	You may Transfer all or a portion of your Participant Annuity Account Value held in any of the Investment Divisions and/or the Daily Interest Guaranteed Fixed Option at any time by Request.
•

You may Transfer all or a portion of your Participant Annuity Account Value held in any of the Guaranteed Certificate Funds Fixed Options only at Certificate maturity by Request. (See your Group Contract for more information.)

•    You may Transfer all or a portion of your Participant Annuity Account into a Guaranteed Fixed Fund (GFF) at any time. However, the percentage available for Transferring out of a GFF will range from 20% to 100% of the previous December 31 account balance. (See your Group Contract for more information.)

Your Request must specify:

•	the amounts being transferred,
•	the Investment Division(s) or Fixed Options from which the Transfer is to be made, and
•	the Investment Division(s) or Fixed Options that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, and for any reason. Withdrawals are not permitted by telephone.

A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.

We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which must be borne by you.

Although you are permitted to make transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund's portfolio securities and the reflection of that change in the Eligible Fund's share price. In addition, frequent or unusually large Transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Participants. As part of those procedures, certain of the Eligible Funds have instructed us to perform standardized trade monitoring, while other Eligible Funds perform their own monitoring and request reports of the Participant's trading activity if prohibited trading is suspected. If a Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Eligible Fund, GWL&A will notify the Participant that a trading restriction will be implemented if the Participant does not cease the prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the plan of the restriction imposed by the Eligible Fund(s), as applicable.

If an Eligible Fund determines, or we determine based on the applicable Eligible Fund’s definition of prohibited trading, that the Participant continues to engage in prohibited trading, we will restrict the Participant from making Transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make Transfers out of the identified Eligible Fund(s) to other available Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume Transfers into the identified Eligible Fund(s).

Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a plan. The discretionary nature of our procedures creates a risk that we may treat some plans or some Participants differently than others.

Please note that the Series Account's market timing procedures are such that, for Eligible Funds that perform their own monitoring, the Series Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent such Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. A plan sponsor, however, may elect to implement plan level restrictions to prevent or minimize prohibited trading by Participants. To the extent that such procedures are effective, we may not receive requests for information concerning trading activity from the Eligible Funds or requests to implement the trading restrictions above. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. Subject to applicable state law and the terms of each Group Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Eligible Fund. Under rules recently adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant's Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent Transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9th, your first Transfer will be made on April 9th (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.

Dollar cost averaging Transfers must meet the following conditions:

•     The minimum amount that can be Transferred out of an Investment Division is $100 per month.

•     You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are transferring money. The Accumulation Unit values will be determined on the Transfer date.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time for any reason.

Rebalancer

Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9th, your first Transfer will be made on April 9th (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.

On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.

Rebalancer Transfers must meet the following conditions:

•     Your entire Variable Account Value must be included.

•     You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time, by Request.

You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time and for any reason.

Loans

•     Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.

•     Under 401(a), 401(k), 403(b) or governmental 457(b) Plans, loans may be available under your plan.

•     Consult your employer or Group Contractowner, as the case may be, for complete details.

Total and Partial Withdrawals

You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date.

•     The right to a total or partial withdrawal is subject to any limitations or restrictions contained in the underlying retirement plan.

•     When we receive a Request for a partial withdrawal within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by up to 30 days.

•     A Request for partial withdrawal must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made.

The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request or the Valuation Date on which we receive the Request at our Administrative Offices.

We will process your withdrawal based on the accumulation unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. Eastern Time, we will process the withdrawal at the unit values calculated as of 4:00 p.m. Eastern Time that Business Day. If we receive your Request at or after 4:00 p.m. Eastern Time, we will process the withdrawal at the unit values calculated as of 4:00 p.m. Eastern Time on the following Business Day.

Withdrawal proceeds attributable to the Investment Divisions will generally be paid by us within seven days of the Valuation Date on which we process your Request, though payment may be postponed for a period in excess of seven days as permitted by the Investment Company Act of 1940. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.

After a total withdrawal of your Participant Annuity Account Value or at any time such value is zero, all of your rights under the Group Contract will terminate.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and will not be processed.

There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value. Certain restrictions apply to partial or total withdrawals under a Group Contract. (See "Federal Tax Consequences” on page __.)

You may have to pay a Contingent Deferred Sales Charge upon a partial or total withdrawal. (See "Charges and Deductions" on page __.) In addition, there may be certain tax consequences to you when you make withdrawals. (See "Federal Tax Consequences" on page __.)

Cessation of Contributions

In the future, either GWL&A or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then GWL&A or the Group Contractowner, as applicable, shall provide the other party 60 days written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, GWL&A shall continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.

In the event that a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must, by Request, elect one of the following Cessation Options:

•	Cessation Option (1):
GWL&A will maintain each Participant Annuity Account until it is applied to a payment option. A contingent deferred sales charge, if applicable, will apply to Transfers to Other Companies.

•	Cessation Option (2):

GWL&A will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s plan. GWL&A will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts as of the Date of Cessation to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s plan, in 20 equal quarterly installments.

•	Cessation Option (3):

In the event of an early termination under certain Group Contracts with a Guaranteed Fixed Fund option, GWL&A will pay the Variable Account Values in accordance with the procedure described in Cessation Option (2). GWL&A will pay the Guaranteed Fixed Fund Values within 30 days of the Date of Cessation in accordance with the terms of the Guaranteed Fixed Fund rider to the Group Contract.

If the Group Contractowner has not elected a cessation option within thirty (30) days of the Date of Cessation, Cessation Option (1) will be deemed to have been elected for Group Contracts without a Guaranteed Fixed Fund rider.

CESSATION OPTIONS (2) AND (3) MAY NOT BE AVAILABLE IN ALL GROUP CONTRACTS.

Death Benefit

Payment of Death Benefit

We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.

•     If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax.

•     If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes.

You designate the beneficiary to whom the death benefit will be paid.

Your beneficiary may elect to receive the death benefit:

•     under any of the Annuity Payment Options,

•     as a lump-sum payment, or

•     as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.

Your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, a lump-sum payment to your beneficiary will be made.

Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at GWL&A's Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.

Distribution of the Proceeds

•     If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of GWL&A's receipt of such election and adequate proof of death.

•     If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.

We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the Investment Company Act of 1940.

You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

•     if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;

•     if any primary beneficiary dies before the Participant, that beneficiary's interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;

•     if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;

•     if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant's estate.

CHARGES AND DEDUCTIONS

The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative to determine the actual charges and deductions which are applicable to your Group Contract.

Annual Contract Maintenance Charge

•     We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.

•     If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be pro-rated for the year remaining.

•     The deduction will be pro-rated between your Variable and Guaranteed Accounts.

•     No refund of this charge will be made.

•     The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of no less than 12 months and up to 15 months, depending on the date you began participating under the Group Contract.

•     This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.

Contingent Deferred Sales Charge

Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (“Certain Periodic Payments”), or Transfers to Other Companies may be subject to a Contingent Deferred Sales Charge (“CDSC”). The amount of the CDSC depends on the type of plan, and the Group Contract, in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.

Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract and you were a participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.

While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, in no event will the amount of a CDSC exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.

Level 1: 6% Capped CDSC

The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:

•     the amount of the total or partial withdrawal

•     the amount Transferred to Other Companies; or

•     the amount of Certain Periodic Payments

The maximum contingent deferred sales charges you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.

Level 2: 5% Level Charge for 5 Years

The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no contingent deferred sales charge.

Level 3: 5% Decreasing Charge

The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies or amount of Certain Periodic Payments based on the table below:

Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%

Level 4: 6% Contract Termination Decreasing Charge

The contingent deferred sales charge for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:

Years since Issuance	The applicable percentage
of the Group Contract	shall be
0-1 Year	6%
2 Years	5%
3 Years	4%
4 Years	3%

5 Years	2%
6 Years	1%
7 Years	1%
More than 7 Years	0%

There is no Contingent Deferred Sales Charge Free Amount for Level 4 Group Contracts.

Level 5: No Contingent Deferred Sales Charges

Under Level 5 Group Contracts we do not assess any contingent deferred sales charge.

Additional Contingent Deferred Sales Charges

If the Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges:

•

an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:

Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract	Applicable Percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%

The additional CDSC applies only to amounts attributable to your fixed annuity contract on the date you exchanged that contract for an interest in the Group Contract (the “Exchanged Amount”). Thus the additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions and earnings on the Exchanged Amount. The charge will not be assessed unless and until the foregoing have been depleted.

The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Great-West annuity contract do not ever decrease below 4%.

Contingent Deferred Sales Charge Free Amount

You may be eligible for a CDSC “Free Amount.”

•     The CDSC "Free Amount" is an amount against which the CDSC will not be assessed.

•     The "Free Amount" shall not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year and will be applied on the first distribution, payment or Transfer to Another Company made in that year.

All additional distributions, payments or Transfers to Another Company during that calendar year will be subject to a Contingent Deferred Sales Charge without application of any “Free Amount.”

General Provisions Applicable to the CDSC

The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):

If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.

The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

The CDSC is paid to GWL&A to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and, in such event, the CDSC applicable to that Group Contract may likewise be reduced. Whether such a reduction is available will be determined by GWL&A based upon consideration of the following factors:

•	size of the prospective group,
•	projected annual Contributions for all Participants in the group,
•	frequency of projected withdrawals,
•	type and frequency of administrative and sales services provided,
•	level of contract maintenance charge, administrative charge and mortality and expense risk charge,
•	type and level of communication services provided, and
•	number and type of plans.

We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.

It is possible that the CDSC will not be sufficient to enable GWL&A to recover all of its distribution expenses. In such case, the loss will be borne by GWL&A out of its general account assets.

Mortality and Expense Risk Deductions

We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Contract.

Depending on the terms of your Group Contract, we may assess this charge as:

1) a daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”); or

2) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”)

You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your GWFS representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.

The Daily M&E Deduction

The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix B. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Currently there are six annual rates as set forth in Appendix B. Additional rates may be created in the future. Only one rate will apply to your Group Contract.

We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.

Periodic M&E Deduction

Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the accumulation period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Sub-Account Value.

Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.

For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.

The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.

After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)

You should know that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.

Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that you can be sure that neither the person receiving payment’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the Group Contract.

We bear substantial risk in connection with the death benefit before the Annuity Commencement Date, since we bear the risk of unfavorable experience in your Variable Sub-Accounts. See “Death Benefit” for additional information.

The expense risk assumed is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.

In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Whether such a reduction is available will be determined by GWL&A based upon consideration of the following factors:

(size of the prospective group,

(projected annual Contributions for all Participants in the group,

(frequency of projected distributions,

(type and frequency of administrative and sales services provided, and

(level of contract maintenance charge, administrative charge and CDSC.

GWL&A will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.

Premium Tax Deductions

GWL&A presently intends to pay any Premium Tax levied by any governmental entity as a result of the existence of the Participant Annuity Account or the Series Account. GWL&A reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead of GWL&A making the Premium Tax payments. Notice will be given to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant and the insurance tax laws and status of GWL&A in these states when the Premium Taxes are incurred.

Expenses of the Eligible Funds

The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division.

PERIODIC PAYMENT OPTIONS

You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any.

•	A periodic payment option may not be used to effect Transfers under Revenue Ruling 90-24 for 403(b) Plan Participants.
•	All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.

In Requesting periodic payments, you must elect:

•	The payment frequency of either 12-, 6-, 3- or 1-month intervals
•	A payment amount—a minimum of $50 is required
•	The calendar day of the month on which payments will be made
•	One payment option
•	To allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
o	prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account, or
o	select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.

Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.

You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC plan in which case you may not elect to change the withdrawal option and/or the frequency of payments.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•	You may keep the same investment options as were in force before periodic payments began.
•	Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
o	we will not deduct a Contingent Deferred Sales Charge to periodic payments lasting a minimum of 36 months.

o	we will deduct a Contingent Deferred Sales Charge and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account.

Periodic payments will cease on the earlier of the date:

•	the amount elected to be paid under the option selected has been reduced to zero.
•	the Participant Annuity Account Value is zero.
•	You Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals).
•	You die.

If you choose to receive payments from the Group Contract through periodic payments, you may select from the following payment options.

Option 1 - Income for a specified period (at least 36 months)

You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2 - Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3 - Interest Only

Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 ½ years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.

Option 4 - Minimum Distribution.

Minimum distributions are not available for 457(f) and NQDC Plan Participants. For all other plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).

If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).

If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

ANNUITY PAYMENT OPTIONS

An Annuity Commencement Date and the form of annuity payments may be elected at any time during the Accumulation Period.

Under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must, to avoid the imposition of an excise tax, not be later than April 1 of the calendar year following the later of either:

•     the calendar year in which the Participant attains age 70 ½; or

•     the calendar year in which the Participant retires.

Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with GWL&A.

Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.

The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Options changed, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which GWL&A may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed or combination basis. More than one Annuity Payment Option may be elected. If no Annuity Payment Option is elected, the Group Contracts automatically provide for variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the Guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.

The level of annuity payments under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin and the frequency and duration of payments.

Option No. 1: Life Annuity

This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc.

Option No. 2: Life Annuity with Payments Guaranteed for Designated Periods

This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as "Installment Refund" is available only on a fixed-dollar payment basis.

Option No. 3: Joint and One-Half Survivor

This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.

Option No. 4: Income of Specified Amount (available only as fixed-dollar payments)

Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected; provided that the annuity payment period is not less than 36 months.

Option No. 5: Income for Specified Period (available only as fixed-dollar payments)

Under this Option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.

Option No. 6: Systematic Withdrawal Payment Option (available only as fixed-dollar payments)

Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by GWL&A. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. There are charges and restrictions which apply. (See the "Systematic Withdrawal Payment Option Rider" to the Group Contract for more information).

Variable Annuity Payments

Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.

Annuity Units

We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.

Amount of First Variable Payment

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (“AIR”) of 5%.

For annuity options involving life income, the actual age and/or sex of the annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the annuitant’s age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.

Amount of Variable Payment after the First Payment

Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Fixed Annuity Payments

The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater, however, if GWL&A is using a more favorable table as of a Participant's Annuity Commencement Date.

Combination Variable and Fixed Annuity Payments

If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.

Transfer to Effect Annuity Option Elected

If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, a Request to Transfer must be received at GWL&A's Administrative Office prior to your Annuity Commencement Date. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the Request to Transfer can be submitted by the beneficiary or payee after the death of the Participant.

Transfer After the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Proof of Age and Survival

GWL&A may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant, or beneficiary, as applicable has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, the difference with interest may be deducted by us from the next payment or payments. If payments were too small, the difference with interest may be added by us to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.

Frequency and Amount of Annuity Payments

Variable annuity payments will be paid as monthly installments. Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any Annuity Payment Option will be less than $50, GWL&A may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Payment Option is less than $2,000, GWL&A may pay it in one lump sum. The maximum amount that may be applied under any Annuity Payment Option without the prior written consent of GWL&A is $1,000,000.

Other Restrictions

Once payments start under the annuity form you select:

•     no changes can be made in the annuity form,

•     no additional Contributions will be accepted under the Group Contract and

•     no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

FEDERAL TAX CONSEQUENCES

Introduction

The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code or a NQDC Plan.

Taxation of Annuities in General

Section 72 of the Code governs the taxation of non-qualified annuities in general and distributions from qualified plans. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.

A Participant in a qualified plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. The taxable portion of a distribution is taxable as ordinary income.

Currently, none of the amounts contributed to a 457(b) or 457(f), 415(m) or NQDC Plan constitute cost basis in the Group Contract. Thus, all amounts distributed to Participants from a 457(b) or 457(f), 415(m) or NQDC Plan are taxable at ordinary income rates. For qualified plans and 403(b) Plans, amounts contributed on an after-tax basis constitute cost basis at time of distribution.

If a Group Contract will be held by a taxable employer (e.g., a sole proprietorship, partnership or corporation), the investment gain on the Group Contract is included in the entity's income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b) or 457(f) or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. If this Group Contract is intended to be held by a taxable employer that entity may wish to discuss these matters with a competent tax adviser.

401(a) Plans

Section 401(a) of the Code provides special tax treatment for pension, profit-sharing and stock bonus plans established by employers or employee organizations for their employees. All types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant's gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer's defined contribution qualified plans is limited to the lesser of $46,000 or 100% of a Participant's compensation as defined in Section 415 of the Code as indexed from time to time. Distributions from the plan are subject to the restrictions contained in the plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their plan.

401(k) Plans

401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension and to a SIMPLE retirement account. For 2008, the total amount of elective deferrals that can be contributed to all such plans is $15,500, adjusted for cost-of-living increases in $500 increments.

The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the plan to meet the discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.

If allowed by the plan, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of Section 414(v) of the Code.

Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

Pre-tax amounts deferred into the plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant's gross income only for the taxable year when such amounts are paid to the Participant under the terms of the plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1/2, unless the Participant dies, becomes disabled, severs employment or suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship. Participants should consult with their employer as to the availability of benefits under the employer's plan.

403(b) Plans

Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Amounts contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed

•	the contribution limit in Section 415 of the Code; and
•	the elective deferral limit in Section 402(g) of the Code.

Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension and a SIMPLE retirement account. For 2008, the total amount of elective deferrals that can be contributed to all such plans is $15,500, indexed for inflation in $500 increments.

Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.

The net investment gain, if any, reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary.

If allowed by the plan, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code.

If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribute an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.

Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the plan and included in the Participant's gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

Distribution Restrictions apply:

Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1/2, unless an exception applies under Section 72(t) of the Code.

Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1/2, unless the Participant:

•	dies,
•	becomes disabled,
•	severs employment; or
•	suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.

If allowed by the plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental plan for purchase of permissible service credits.

457(b) Plans

Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation plan for its employees and independent contractors.

Federal income tax is deferred on Contributions to a 457(b) Plan and the earnings thereon to the extent that the aggregate amount contributed per year for a Participant does not exceed the lesser of the applicable dollar amount (as adjusted for cost-of-living increases) or 100% of a Participant's includible compensation. For 2008, the maximum amount that may be contributed is $15,500, indexed for inflation in $500 increments

Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the Employer, attains age 70 1/2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseeable emergency.

For governmental 457(b) plans only, and if the plan document so allows, all employees who are eligible to make elective deferrals under the plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the plan’s standard or regular catch-up provision.

Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the plan and may result in additional taxes to the Participant.

457(f) Plans

Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation plan.

A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the nonqualified plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture as provided in the underlying plan document.

There are no tax restrictions on distributions from a 457(f) Plan. However, distributions from a 457(f) Plan are subject to the provisions of the underlying plan.

415(m) Plans

Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit plan for employees whose benefits are limited by the qualified plan contribution and benefit limits under Section 415 of the Code.

A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit plan and the earnings thereon until the tax year in which the Contributions are made available to the Participant or his beneficiary as provided in the underlying excess benefit plan document.

There are no tax restrictions on distributions from a 415(m) Plan. However, distributions from a 415(m) Plan are subject to the provisions of the underlying plan.

NQDC Plans

Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan for a select group of management or highly compensated employees under a NQDC Plan.

A Participant in a NQDC Plan is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are made available to the Participant or his beneficiary as provided in the underlying non-qualified deferred compensation plan document. Distributions from the plan are subject to the restrictions contained in the plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their plan.

An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.

Portability

When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement plan as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. See the discussion under Federal Income Tax Withholding later in this Prospectus.

If allowed by the employer’s plan document or the annuity contract or custodial account agreement, Revenue Ruling 90-24 allows Participants and beneficiaries in a 403(b) Plan to directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation. Recently issued IRS regulations under 403(b) of the Code establish new rules for plan to plan transfers that are applicable for taxable years beginning after December 31, 2008.

Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement plan.

Required Beginning Date/Required Minimum Distributions

Distributions from a 401(a), 401(k), 403(b) and 457(b) Plan must begin no later than April 1 of the calendar year following the later of:

•     the calendar year in which the Participant attains age 70½; or

•     the calendar year in which the Participant retires,

called the Required Beginning Date.

All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.

If the amount distributed does not meet the minimum requirements, a 50% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex, and the Participant should seek the advice of a competent tax advisor.

Federal Taxation of Distributions

All payments received from a 401(a), 401(k), 403(b) or governmental 457(b) Plan are normally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only when after-tax Contributions have been made.

If the Participant takes the entire value in his Participant Annuity Account in a single lump sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income.

A “10-year averaging” procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.

For further information regarding lump sum distributions, a competent tax advisor should be consulted.

Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or other types of annuity payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.

All amounts received from a non-governmental 457(b) Plan, a 457 (f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments, are taxed in full as wages to the Participant in the year distributed.

Early Distribution Penalty Taxes

Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1/2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:

(1) made to a beneficiary on or after the death of the Participant;

(2) attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);

(3) made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his designated beneficiary;

(4) made to a Participant on account of separation from service after attaining age 55;

(5) properly made to an alternate payee under a qualified domestic relations order;

(6) made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care;

(7) timely made to correct an excess aggregate contribution;

(8) timely made to reduce an excess elective deferral; or

(9)	made subject to an Internal Revenue Service levy imposed on the plan.

Exception 3 above (substantially equal payments) applies to distributions from 401(a) and 401(k) plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:

•	the Participant reaching age 59 ½ or,
•	within five years of the date of the first payment,

then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 ½. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.

Distributions on Death of Participant

Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant's death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.

Federal Income Tax Withholding

Effective January 1, 2002, certain distributions from 401(a), 401(k), 403(b) and governmental 457(b) Plans are defined as "eligible rollover distributions."

•     Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement plan as defined in the Code.

•     With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.

Currently, all amounts distributed are tax reported on IRS Form 1099-R.

Currently, distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m) or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules. Participants cannot elect not to have federal income tax withheld. Payments to beneficiaries are not treated as wages and are tax reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.

Taxation of Great-West

We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of GWL&A.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, contract owners (and Participants) are not the owners of the assets generating the benefits.

Seek Tax Advice

The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law, which may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax advisor should be consulted for further information.

VOTING RIGHTS

To the extent required by applicable law, all Eligible Fund shares held in the Series Account will be voted by Great-West at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Participant under a 403(b) Plan or the Group Contractowner under all other plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.

The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, holds a voting interest in each Investment Division to which a Participant’s Variable Sub-Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.

Shares for which we do not receive timely instructions and shares held by us as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

DISTRIBUTION OF THE GROUP CONTRACTS

GWFS is the principal underwriter and the distributor of the Group Contracts, and is a wholly owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Its principal office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 1-800-701-8255.

The maximum commission as a percentage of the Contributions made under a Group Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.

Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “The Eligible Funds” on page 9.) Great-West and its affiliates pay a portion of this to GWFS agents, independent registered insurance brokers and other broker-dealers for distribution services.

You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about what commissions or other compensation he or she may receive in connection with your purchase of a Group Contract.

STATE REGULATION

As a life insurance company organized and operated under Colorado law, GWL&A is subject to provisions governing such companies and to regulation by the Colorado Commissioner of Insurance. GWL&A's books and accounts are subject to review and examination by the Colorado Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once every three years.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.

REPORTS

We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, all Participants will receive from us not less frequently than annually a statement of the Participant Annuity Account Value established in his/her name.

RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain the Participant’s or Group Contractowner’s, as applicable, approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•     To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

•	To deregister the Series Account under the Investment Company Act of 1940

•     To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account.

•     To substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law.

•     To make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity.

•     To change the time or time of day at which a Valuation Date is deemed to have ended.

•     To make any other necessary technical changes in the Group Contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges we have guaranteed.

•     To reject any application or Participant enrollment form for any reason.

Great-West will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Great-West.

Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.

Adding and Discontinuing Investment Options

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Fixed Option.

When we inform you that we are discontinuing an Investment Division or Fixed Option to which you are allocating money, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Fixed Option before the effective date of the notice may be kept in those Investment Divisions or Fixed Options, unless we substitute shares of one mutual fund for shares of the corresponding Eligible Fund.

In addition, we may discontinue all investment options under the Group Contracts and refuse to accept any new Contributions. Should this occur, we will follow the procedures as set forth under the heading Cessation of Contributions.

If we determine to make new Investment Divisions or Fixed Options available under the Group Contracts, in our sole discretion we may or may not make those new Investment Divisions or Fixed Options available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the SEC, and prior notice to you and the Group Contractowners.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Series Account or GWFS, the principal underwriter and distributor of the Group Contract. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

LEGAL MATTERS

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Jorden Burt LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company and the financial statements of Great-West Life & Annuity Insurance Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and includes an explanatory paragraph referring to the change in method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and change in method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which was adopted on December 31, 2006, and January 1, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement ("Registration Statement") with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement.

The SEC maintains an Internet web site (http://www.sec.gov ) that contains the SAI and other information filed electronically by Great-West concerning the Group Contract and the Series Account.

You can also review and copy any materials filed with the SEC at its Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information and financial statements relating to the Series Account and GWL&A. The Table of Contents of the SAI is set forth below:

1.	Custodian and Independent Registered Public Accounting Firm
2.	Underwriter
3.	Financial Statements

APPENDIX A

INVESTMENT DIVISION (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999
AIM LARGE CAP GROWTH
Value at beginning of period	6.49	6.14	6.03	5.85	4.73	6.51	8.55	10.00
Value at end of period	7.40	6.49	6.14	6.03	5.85	4.73	6.51	8.55
Number of accumulation units outstanding at end of period	70,632	96,684	118,414	163,913	232,084	292,297	423.660	290,970.96
AIM DYNAMICS
Value at beginning of period	7.01	6.09	5.59	5.05	3.70	5.60	8.46	10.00
Value at end of period	7.78	7.01	6.09	5.59	5.05	3.70	5.60	8.46
Number of accumulation units outstanding at end of period	220,943	252,800	294,460	361,315	513,982	597,242	532,951	341,994.64
AIM SMALL CAP GROWTH
Value at beginning of period	12.99	11.51	10.76	10.20	7.42	10.00
Value at end of period	14.29	12.99	11.51	10.76	10.20	7.42
Number of accumulation units outstanding at end of period	65,826	79,717	108,282	152,094	112,015	12,201
ALGER AMERICAN BALANCED
Value at beginning of period	12.30	11.89	11.10	10.75	9.15	10.57	10.91	11.36	10.00
Value at end of period	13.65	12.30	11.89	11.10	10.75	9.15	10.57	10.91	11.36
Number of accumulation units outstanding at end of period	160,051	204,047	282,956	361,506	507,090	601,451	598,195	505,908.25	94,918.42
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	16.23	14.92	13.76	12.32	8.44	12.13	13.15	12.19	10.00
Value at end of period	21.09	16.23	14.92	13.76	12.32	8.44	12.13	13.15	12.19
Number of accumulation units outstanding at end of period	787,163	798,799	906,338	1,019,546	969,663	813,721	857,730	865,700.73	126,221.16
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	19.86	16.83	16.64	14.97	12.20	13.00	11.83	10.00
Value at end of period	19.96	19.86	16.83	16.64	14.97	12.20	13.00	11.83
Number of accumulation units outstanding at end of period	362,842	392,400	343,034	314,151	272,460	170,066	107,627	27,963.04
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.90	10.00
Value at end of period	11.91	10.90
Number of accumulation units outstanding at end of period	191,772	112,300
ARTISAN INTERNATIONAL
Value at beginning of period	11.92	9.61	8.37	7.20	5.64	7.04	8.48	10.00
Value at end of period	14.09	11.92	9.61	8.37	7.20	5.64	7.04	8.48
Number of accumulation units outstanding at end of period	843,709	709,670	607,533	566,120	441,205	294,453	200,036	144,380.21
DAVIS NEW YORK VENTURE
Value at beginning of period	11.11	10.00
Value at end of period	11.48	11.11
Number of accumulation units outstanding at end of period	153,394	95,284

INVESTMENT DIVISION (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.12	10.58	10.51	9.93	8.12	10.00
Value at end of period	13.24	12.12	10.58	10.51	9.93	8.12
Number of accumulation units outstanding at end of period	266,493	259,727	291,626	287,370	199,655	92,533
FIDELITY VIP CONTRAFUND
Value at beginning of period	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35	11.69	10.00
Value at end of period	21.97	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35	11.69
Number of accumulation units outstanding at end of period	1,192,185	1,196,867	1,197,490	1,060,680	968,316	894,447	854,392	777,969.30	490,770.66	79,502.22
FIDELITY VIP GROWTH
Value at beginning of period	24.22	22.95	21.96	21.51	16.40	23.75	29.22	33.23	24.48	17.77
Value at end of period	30.36	24.22	22.95	21.96	21.51	16.40	23.75	29.22	33.23	24.48
Number of accumulation units outstanding at end of period	2,186,929	2,509,549	2,896,522	3,372,754	3,581,269	3,686,022	3,927,000	4,063,604.45	3,970,113.12	3,681,235.62
JANUS TWENTY
Value at beginning of period	6.67	6.01	5.56	4.55	3.67	4.90	7.00	10.00
Value at end of period	8.95	6.67	6.01	5.56	4.55	3.67	4.90	7.00
Number of accumulation units outstanding at end of period	577,094	668,651	814,885	975,646	1,052,302	947,397	846,459	621,528.05
JANUS WORLDWIDE
Value at beginning of period	6.89	5.92	5.66	5.43	4.43	6.06	7.96	10.00
Value at end of period	7.44	6.89	5.92	5.66	5.43	4.43	6.06	7.96
Number of accumulation units outstanding at end of period	224,215	273,371	354,521	487,047	625,391	622,139	584,126	408,303.89
JENSEN
Value at beginning of period	11.60	10.33	10.63	10.00
Value at end of period	12.26	11.60	10.33	10.63
Number of accumulation units outstanding at end of period	84,247	88,578	78,262	64,552
LEGG MASON VALUE TRUST
Value at beginning of period	14.73	14.00	13.37	12.01	8.42	10.00
Value at end of period	13.67	14.73	14.00	13.37	12.01	8.42
Number of accumulation units outstanding at end of period	410,073	480,467	538,264	524,291	347,682	95,682
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.27	10.00
Value at end of period	9.19	11.27
Number of accumulation units outstanding at end of period	19,255	11,416
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	17.86	15.65	14.57	12.62	9.79	12.03	12.92	14.04	11.68	10.29
Value at end of period	18.89	17.86	15.65	14.57	12.62	9.79	12.03	12.92	14.04	11.68
Number of accumulation units outstanding at end of period	608,020	473,756	411,970	464,163	413,779	354,765	359,651	303,041.18	223,144.49	192,086.65

INVESTMENT DIVISION (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	40.17	36.54	35.78	32.27	25.21	28.61	24.52	20.92	21.12	15.99
Value at end of period	39.19	40.17	36.54	35.78	32.27	25.21	28.61	24.52	20.92	21.12
Number of accumulation units outstanding at end of period	924,175	1,031,768	1,193,814	1,365,697	1,454,196	1,499,517	1,563,715	1,544,026.15	2,033,465.79	2,277,248.95
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	37.69	33.91	34.50	28.60	22.41	24.21	21.19	16.94	18.21	17.03
Value at end of period	36.30	37.69	33.91	34.50	28.60	22.41	24.21	21.19	16.94	18.21
Number of accumulation units outstanding at end of period	219,354	264,867	305,994	348,781	311,678	306,805	239,752	169,805.26	141,840.01	162,035.10
MAXIM BOND INDEX
Value at beginning of period	13.55	13.22	13.11	12.86	12.63	11.66	10.98	9.99	10.00
Value at end of period	14.29	13.55	13.22	13.11	12.86	12.63	11.66	10.98	9.99
Number of accumulation units outstanding at end of period	429,371	445,997	498,248	497,493	477,603	547,548	176,019	65,240.25	12,077.38
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	15.13	14.22	13.81	13.08	11.90	12.13	11.94	11.42	11.04	10.32
Value at end of period	15.77	15.13	14.22	13.81	13.08	11.90	12.13	11.94	11.42	11.04
Number of accumulation units outstanding at end of period	336,431	325,550	365,148	395,709	391,482	354,326	409,009	408,528.31	431,714.66	436,225.06
MAXIM INDEX 600
Value at beginning of period	32.27	28.52	26.98	22.43	16.44	19.64	18.80	17.27	15.63	16.08
Value at end of period	31.61	32.27	28.52	26.98	22.43	16.44	19.64	18.80	17.27	15.63
Number of accumulation units outstanding at end of period	347,187	405,772	454,112	469,014	467,773	457,599	481,282	489,660.16	524,935.92	654,733.49
MAXIM INVESCO ADR
Value at beginning of period	25.48	20.83	18.95	16.04	12.37	14.42	17.49	19.72	16.28	14.90
Value at end of period	27.03	25.48	20.83	18.95	16.04	12.37	14.42	17.49	19.72	16.28
Number of accumulation units outstanding at end of period	205,612	226,408	237,960	257,016	277,890	276,630	314,602	345,072.00	343,437.29	347,745.34
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	28.99	26.43	25.80	23.54	18.32	16.70	16.49	15.96	15.41	15.09
Value at end of period	30.95	28.99	26.43	25.80	23.54	18.32	16.70	16.49	15.96	15.41
Number of accumulation units outstanding at end of period	568,195	583,191	591,266	669,014	746,691	758,868	771,166	829,133.50	1,005,368.97	1,134,813.38
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	21.61	18.54	17.70	14.67	11.06	13.10	11.60	9.49	9.66	10.01
Value at end of period	22.02	21.61	18.54	17.70	14.67	11.06	13.10	11.60	9.49	9.66
Number of accumulation units outstanding at end of period	273,268	278,783	281,738	283,364	275,697	258,142	246,337	210,919.85	163,845.38	188,314.26
MAXIM SMALL-CAP GROWTH
Value at beginning of period	25.36	25.01	24.21	23.13	17.88	26.23	34.44	39.83	22.31	19.21
Value at end of period	28.12	25.36	25.01	24.21	23.13	17.88	26.23	34.44	39.83	22.31
Number of accumulation units outstanding at end of period	548,428	684,792	885,286	1,081,960	1,211,953	1,234,858	1,313,120	1,403,141.94	1,279,850.46	1,277,401.42

INVESTMENT DIVISION (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM MODERATE PROFILE I
Value at beginning of period	16.55	14.96	14.26	12.96	10.92	12.09	12.59	12.93	11.25	10.22
Value at end of period	17.51	16.55	14.96	14.26	12.96	10.92	12.09	12.59	12.93	11.25
Number of accumulation units outstanding at end of period	1,855,514	1,855,693	1,891,083	1,877,576	1,414,644	554,920	550,894	467,845.55	479,827.82	418,487.19
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	17.51	15.58	14.66	13.09	10.69	12.31	13.07	13.83	11.48	10.33
Value at end of period	18.55	17.51	15.58	14.66	13.09	10.69	12.31	13.07	13.83	11.48
Number of accumulation units outstanding at end of period	1,114,055	1,040,301	1,000,633	1,006,340	899,457	750,901	642,056	559,268.52	478,876.63	446,496.19
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	15.13	13.94	13.32	12.30	10.69	11.43	11.61	11.82	11.05	10.19
Value at end of period	15.89	15.13	13.94	13.32	12.30	10.69	11.43	11.61	11.82	11.05
Number of accumulation units outstanding at end of period	306,121	311,502	334,455	359,798	320,327	281,887	285,065	294,535.03	309,247.32	354,140.45
MAXIM MONEY MARKET
Value at beginning of period	21.98	21.28	20.97	21.04	21.15	21.12	20.61	19.68	19.01	18.30
Value at end of period	22.73	21.98	21.28	20.97	21.04	21.15	21.12	20.61	19.68	19.01
Number of accumulation units outstanding at end of period	2,865,081	3,273,224	2,922,593	3,520,072	5,003,092	2,925,023	3,123,077	2,985,215.34	3,701.304.91	3,758,054.92
MAXIM STOCK INDEX
Value at beginning of period	84.74	74.82	72.13	65.95	52.09	67.46	77.33	85.06	71.93	57.44
Value at end of period	87.99	84.74	74.82	72.13	65.95	52.09	67.46	77.33	85.06	71.93
Number of accumulation units outstanding at end of period	2,527,736	2,936,934	3,391,399	3,909,123	4,346,739	4,641,310	5,331.785	5,905,991	6,767,826.02	7,484,324.11
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	35.04	29.79	28.97	25.50	20.55	23.94	23.85	21.39	20.94	19.47
Value at end of period	35.73	35.04	29.79	28.97	25.50	20.55	23.94	23.85	21.39	20.94
Number of accumulation units outstanding at end of period	1,888,080	2,079,127	2,347,942	2,511,483	2,520,857	2,520,189	2,640,136	2,610,610	3,377,050.02	3,756,224.78
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	23.04	21.86	19.39	16.62	12.21	15.85	16.24	15.32	12.45	10.31
Value at end of period	26.59	23.04	21.86	19.39	16.62	12.21	15.85	16.24	15.32	12.45
Number of accumulation units outstanding at end of period	681,806	771,123	807,849	823,866	759,247	616,727	624,926	583,195.94	470,150.71	384,828.79
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	28.18	21.00	18.22	15.52	11.61	14.34	16.22	16.16	12.59	13.43
Value at end of period	29.57	28.18	21.00	18.22	15.52	11.61	14.34	16.22	16.16	12.59
Number of accumulation units outstanding at end of period	1,204,175	1,304,163	1,332,677	1,465,698	1,561,871	1,610,792	1,782,075	1,916,973.55	2,107,351.45	2,333,665.81
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	19.19	18.62	18.45	17.98	17.75	16.37	15.48	14.18	14.31	13.51
Value at end of period	20.18	19.19	18.62	18.45	17.98	17.75	16.37	15.48	14.18	14.31
Number of accumulation units outstanding at end of period	1,301,371	1,400,251	1,567,980	1,771,545	1,997,775	2,293,017	2,055,297	2,041,895.23	2,599,233.40	3,217,525.64
MFS CORE GROWTH
Value at beginning of period	11.01	10.50	10.49	9.97	7.93	10.00
Value at end of period	12.46	11.01	10.50	10.49	9.97	7.93
Number of accumulation units outstanding at end of period	14,737	16,098	21,094	27,748	25,361	16,125
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.59	10.91	10.56	10.04	7.85	10.00
Value at end of period	13.02	11.59	10.91	10.56	10.04	7.85
Number of accumulation units outstanding at end of period	168,434	158,882	192,715	188,216	113,836	45,222

INVESTMENT DIVISION (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
OPPENHEIMER GLOBAL
Value at beginning of period	15.67	13.51	12.02	10.00
Value at end of period	16.39	15.67	13.51	12.02
Number of accumulation units outstanding at end of period	297,166	274,859	197,284	87,133
PIMCO TOTAL RETURN
Value at beginning of period	11.91	11.63	11.47	11.07	10.66	10.00
Value at end of period	12.80	11.91	11.63	11.47	11.07	10.66
Number of accumulation units outstanding at end of period	487,477	492,615	617,969	590,778	494,056	298,172
PIONEER EQUITY INCOME VCT II
Value at beginning of period	14.54	12.05	11.56	10.09	8.36	10.08	11.00	9.72	10.00
Value at end of period	14.43	14.54	12.05	11.56	10.09	8.36	10.08	11.00	9.72
Number of accumulation units outstanding at end of period	71,927	86,720	87,760	69,880	58,894	39,372	44,049	53,890.54	17,679.99
RS SELECT GROWTH
Value at beginning of period	11.87	11.13	11.45	10.00
Value at end of period	13.33	11.87	11.13	11.45
Number of accumulation units outstanding at end of period	17,473	22,335	36,707	40,784
RS EMERGING GROWTH
Value at beginning of period	5.66	5.23	5.26	4.63	3.19	5.41	7.53	10.00
Value at end of period	6.37	5.66	5.23	5.26	4.63	3.19	5.41	7.53
Number of accumulation units outstanding at end of period	289,889	353,118	439,674	669,643	759,394	537,797	467,056	290,275.09
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	11.94	11.91	10.00
Value at end of period	13.23	11.94	11.91
Number of accumulation units outstanding at end of period	309,251	265,792	83,796
VAN KAMPEN COMSTOCK
Value at beginning of period	11.10	10.00
Value at end of period	10.73	11.10
Number of accumulation units outstanding at end of period	49,771	40,092

INVESTMENT DIVISION (0.95)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
AIM LARGE CAP GROWTH
Value at beginning of period	6.62	6.24	6.11	5.91	4.76	6.54	8.56	10.00
Value at end of period	7.57	6.62	6.24	6.11	5.91	4.76	6.54	8.56
Number of accumulation units outstanding at end of period	14,762	16,562	19,791	39,082	64,042	81,240	88,846	33,594.30
AIM DYNAMICS
Value at beginning of period	7.15	6.19	5.67	5.11	3.73	5.63	8.47	10.00
Value at end of period	7.96	7.15	6.19	5.67	5.11	3.73	5.63	8.47
Number of accumulation units outstanding at end of period	23,476	32,024	41,765	67,948	102,657	118,493	159,264	90,122.19
AIM SMALL CAP GROWTH
Value at beginning of period	13.17	11.63	10.84	10.24	7.43	10.00
Value at end of period	14.53	13.17	11.63	10.84	10.24	7.43
Number of accumulation units outstanding at end of period	4,005	9,415	16,885	26,929	36,484	1,727
ALGER AMERICAN BALANCED
Value at beginning of period	12.58	12.13	11.29	10.90	9.25	10.64	10.96	11.37	10.00
Value at end of period	14.00	12.58	12.13	11.29	10.90	9.25	10.64	10.96	11.37
Number of accumulation units outstanding at end of period	35,592	45,008	58,289	76,225	103,854	135,584	125,592	109,400.16	15,039.58
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	16.59	15.20	13.98	12.48	8.52	12.21	13.20	12.20	10.00
Value at end of period	21.62	16.59	15.20	13.98	12.48	8.52	12.21	13.20	12.20
Number of accumulation units outstanding at end of period	157,413	161,494	192,952	217,886	259,232	203,757	228,470	219,146.68	13,680.57
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	20.25	17.11	16.86	15.13	12.29	13.06	11.85	10.00
Value at end of period	20.42	20.25	17.11	16.86	15.13	12.29	13.06	11.85
Number of accumulation units outstanding at end of period	89,541	110,578	81,529	97,688	84,913	67,208	35,178	11,586.51
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.92	10.00
Value at end of period	11.96	10.92
Number of accumulation units outstanding at end of period	22,919	13,093
ARTISAN INTERNATIONAL
Value at beginning of period	12.15	9.77	8.49	7.27	5.69	7.08	8.49	10.00
Value at end of period	14.42	12.15	9.77	8.49	7.27	5.69	7.08	8.49
Number of accumulation units outstanding at end of period	170,418	163,261	99,169	125,161	91,564	58,883	48,509	25,053.26
DAVIS NEW YORK VENTURE
Value at beginning of period	11.12	10.00
Value at end of period	11.52	11.12
Number of accumulation units outstanding at end of period	10,533	12,281
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.29	10.70	10.60	9.98	8.14	10.00
Value at end of period	13.47	12.29	10.70	10.60	9.98	8.14
Number of accumulation units outstanding at end of period	43,182	49,094	50,895	57,946	51,299	21,813
FIDELITY VIP CONTRAFUND
Value at beginning of period	19.39	17.52	15.13	13.22	10.39	11.57	13.32	14.40	11.70	10.00
Value at end of period	22.58	19.39	17.52	15.13	13.22	10.39	11.57	13.32	14.40	11.70
Number of accumulation units outstanding at end of period	208,562	263,016	252,193	283,624	308,230	250,602	224,771	198,939.20	84,529.68	1,792.37
FIDELITY VIP GROWTH
Value at beginning of period	18.71	17.67	16.86	16.47	12.51	18.08	22.17	25.14	18.46	13.36
Value at end of period	23.53	18.71	17.67	16.86	16.47	12.51	18.08	22.17	25.14	18.46
Number of accumulation units outstanding at end of period	470,371	596,592	692,137	1,022,347	1,390,635	1,155,035	1,223,847	1,163,198.41	727,652.01	503,651.35

INVESTMENT DIVISION (0.95)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
JANUS ASPEN WORLDWIDE GROWTH
Value at beginning of period	15.22	13.00	12.40	11.94	9.72	13.18	17.16	20.54	12.59	10.00
Value at end of period	16.53	15.22	13.00	12.40	11.94	9.72	13.18	17.16	20.54	12.59
Number of accumulation units outstanding at end of period	97,614	90,805	105,941	164,472	232,759	219,839	208,436	171,579.82	105,742.62	48,118.83
JANUS TWENTY
Value at beginning of period	6.80	6.11	5.64	4.60	3.70	4.92	7.02	10.00
Value at end of period	9.16	6.80	6.11	5.64	4.60	3.70	4.92	7.02
Number of accumulation units outstanding at end of period	86,854	115,667	163,937	256,761	300,351	274,501	194,263	113,873.77
JANUS WORLDWIDE
Value at beginning of period	7.03	6.02	5.74	5.49	4.46	6.09	7.97	0.00
Value at end of period	7.61	7.03	6.02	5.74	5.49	4.46	6.09	7.97
Number of accumulation units outstanding at end of period	56,869	76,465	104,871	137,168	192,743	192,992	155,095	96,439.50
JENSEN
Value at beginning of period	11.69	10.38	10.65	10.00
Value at end of period	12.39	11.69	10.38	10.65
Number of accumulation units outstanding at end of period	33,759	37,548	35,662	15,947
LEGG MASON VALUE TRUST
Value at beginning of period	14.94	14.15	13.48	12.07	8.43	10.00
Value at end of period	13.90	14.94	14.15	13.48	12.07	8.43
Number of accumulation units outstanding at end of period	35,196	52,700	84,198	113,027	80,685	24,425
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.28	10.00
Value at end of period	9.22	11.28
Number of accumulation units outstanding at end of period	13,980	5,135
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	18.37	16.05	14.90	12.87	9.95	12.19	13.06	14.15	11.72	10.30
Value at end of period	19.49	18.37	16.05	14.90	12.87	9.95	12.19	13.06	14.15	11.72
Number of accumulation units outstanding at end of period	136,520	177,462	196,877	221,131	223,835	166,720	165,531	126,105.69	68,648.89	39,090.58
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	31.32	28.40	27.73	24.93	19.42	21.98	18.78	15.97	16.08	12.14
Value at end of period	30.65	31.32	28.40	27.73	24.93	19.42	21.98	18.78	15.97	16.08
Number of accumulation units outstanding at end of period	248,363	290,260	342,205	474,476	545,902	544,665	589,121	574,831.38	529,521.61	470,211.38
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	35.25	31.62	32.08	26.51	20.71	22.30	19.47	15.52	16.63	15.50
Value at end of period	34.05	35.25	31.62	32.08	26.51	20.71	22.30	19.47	15.52	16.63
Number of accumulation units outstanding at end of period	83,765	94,314	110,899	136,294	125,335	95,309	74,353	51,535.19	37,219.61	21,916.39
MAXIM BOND INDEX
Value at beginning of period	13.85	13.47	13.32	13.02	12.75	11.74	11.02	10.00	10.00
Value at end of period	14.65	13.85	13.47	13.32	13.02	12.75	11.74	11.02	10.00
Number of accumulation units outstanding at end of period	77,840	84,761	89,370	188,711	241,013	156,718	57,734	10,543.97	79.29
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	15.66	14.67	14.21	13.42	12.17	12.37	12.14	11.58	11.15	10.33
Value at end of period	16.37	15.66	14.67	14.21	13.42	12.17	12.37	12.14	11.58	11.15
Number of accumulation units outstanding at end of period	35,019	58,633	67,219	61,350	62,437	60,105	47,547	34,795.75	12,170.50	3,968.60
MAXIM INDEX 600
Value at beginning of period	29.44	25.95	24.47	20.28	14.82	17.65	16.85	15.43	13.92	14.28
Value at end of period	28.93	29.44	25.95	24.47	20.28	14.82	17.65	16.85	15.43	13.92
Number of accumulation units outstanding at end of period	84,733	91,659	95,299	190,285	202,952	185,217	197,788	203,257.77	173,995.43	72,881.82

INVESTMENT DIVISION (0.95)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM INVESCO ADR
Value at beginning of period	24.39	19.87	18.03	15.21	11.70	13.60	16.44	18.48	15.21	13.88
Value at end of period	25.94	24.39	19.87	18.03	15.21	11.70	13.60	16.44	18.48	15.21
Number of accumulation units outstanding at end of period	45,889	57,813	53,209	71,949	80,506	84,497	113,759	104,087.89	70,783.74	51,071.84
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	24.83	22.56	21.96	19.98	15.50	14.09	13.87	13.38	12.88	12.57
Value at end of period	26.59	24.83	22.56	21.96	19.98	15.50	14.09	13.87	13.38	12.88
Number of accumulation units outstanding at end of period	114,805	151,708	156,163	171,311	198,216	159,601	176,528	185,615.42	132,735.46	107,193.71
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	22.22	19.01	18.09	14.95	11.24	13.27	11.72	9.56	9.69	10.01
Value at end of period	22.72	22.22	19.01	18.09	14.95	11.24	13.27	11.72	9.56	9.69
Number of accumulation units outstanding at end of period	69,441	79,269	72,077	92,902	99,214	80,248	71,311	57,078.87	32,492.98	22,333.17
MAXIM SMALL-CAP GROWTH
Value at beginning of period	21.58	21.22	20.48	19.51	15.04	21.99	28.79	33.17	18.52	15.90
Value at end of period	24.00	21.58	21.22	20.48	19.51	15.04	21.99	28.79	33.17	18.52
Number of accumulation units outstanding at end of period	152,122	197,098	266,288	384,107	478,525	464,900	536,016	495,178.57	335.181.31	251,992.27
MAXIM MODERATE PROFILE I
Value at beginning of period	17.00	15.33	14.56	13.20	11.09	12.24	12.70	13.00	11.28	10.23
Value at end of period	18.04	17.00	15.33	14.56	13.20	11.09	12.24	12.70	13.00	11.28
Number of accumulation units outstanding at end of period	369,564	547,575	558,495	681,396	591,152	385,603	302,169	205,574.66	91,118.94	16,878.33
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	18.00	15.97	14.98	13.34	10.86	12.46	13.19	13.93	11.52	10.34
Value at end of period	19.12	18.00	15.97	14.98	13.34	10.86	12.46	13.19	13.93	11.52
Number of accumulation units outstanding at end of period	364,302	483,884	499,548	601,114	541,884	394,948	339,921	252,330.73	163,856.44	36,452.19
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	15.48	14.22	13.55	12.48	10.81	11.53	11.67	11.85	11.04	10.20
Value at end of period	16.32	15.48	14.22	13.55	12.48	10.81	11.53	11.67	11.85	11.04
Number of accumulation units outstanding at end of period	80,904	125,518	130,069	128,601	130,774	114,087	69,873	49,099.83	14,657.02	4,110.80
MAXIM MONEY MARKET
Value at beginning of period	13.43	12.96	12.74	12.74	12.77	12.72	12.37	11.77	11.34	10.89
Value at end of period	13.93	13.43	12.96	12.74	12.74	12.77	12.72	12.37	11.77	11.34
Number of accumulation units outstanding at end of period	794,312	995,746	972,440	1,291,659	1,906,337	549,783	560,138	554,768.11	430,080.54	352,052.98
MAXIM STOCK INDEX
Value at beginning of period	24.67	21.71	20.87	19.02	14.96	19.34	22.11	24.24	20.44	16.27
Value at end of period	25.69	24.67	21.71	20.87	19.02	14.96	19.34	22.11	24.24	20.44
Number of accumulation units outstanding at end of period	1,218,920	1,487,470	1,763,162	2,546,880	3,006,713	3,308,532	3,559,785	3,707,280	1,877,727	1,470,365
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	29.11	24.68	23.92	21.00	16.87	19.59	19.46	17.40	16.99	15.74
Value at end of period	29.77	29.11	24.68	23.92	21.00	16.87	19.59	19.46	17.40	16.99
Number of accumulation units outstanding at end of period	215,831	297,582	339,478	462,741	518,990	521,917	586,577	549,728.52	427,608.57	379,091.37
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	23.69	22.41	19.82	16.94	12.41	16.06	16.40	15.42	12.49	10.32
Value at end of period	27.43	23.69	22.41	19.82	16.94	12.41	16.06	16.40	15.42	12.49
Number of accumulation units outstanding at end of period	145,650	160,461	153,301	196,827	195,636	164,759	186,267	147,864.53	93,445.15	55,481.56

INVESTMENT DIVISION (0.95)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	26.72	19.86	17.18	14.59	10.88	13.40	15.11	15.01	11.66	12.39
Value at end of period	28.13	26.72	19.86	17.18	14.59	10.88	13.40	15.11	15.01	11.66
Number of accumulation units outstanding at end of period	298,921	365,143	357,452	441,413	493,274	478,007	509,371	539,441.58	492,141.77	498,703.59
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	16.39	15.85	15.66	15.22	14.98	13.77	12.98	11.85	11.93	11.23
Value at end of period	17.29	16.39	15.85	15.66	15.22	14.98	13.77	12.98	11.85	11.93
Number of accumulation units outstanding at end of period	176,858	195,772	275,922	381,030	481,229	487,376	429,435	369,129.68	217,847.85	151,304.43
MFS CORE GROWTH
Value at beginning of period	11.16	10.61	10.58	10.02	7.95	10.00
Value at end of period	12.67	11.16	10.61	10.58	10.02	7.95
Number of accumulation units outstanding at end of period	1,100	1,944	4,994	5,310	3,625	3,407
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.75	11.03	10.64	10.09	7.87	10.00
Value at end of period	13.24	11.75	11.03	10.64	10.09	7.87
Number of accumulation units outstanding at end of period	42,753	44,570	45,300	43,324	21,589	2,764
OPPENHEIMER GLOBAL
Value at beginning of period	15.78	13.57	12.04	10.00
Value at end of period	16.56	15.78	13.57	12.04
Number of accumulation units outstanding at end of period	210,583	204,852	190,244	86,130
PIMCO TOTAL RETURN
Value at beginning of period	12.08	11.75	11.56	11.13	10.67	10.00
Value at end of period	13.02	12.08	11.75	11.56	11.13	10.67
Number of accumulation units outstanding at end of period	78,206	82,146	81,115	102,205	107,642	48,750
PIONEER EQUITY INCOME VCT II
Value at beginning of period	14.86	12.28	11.75	10.22	8.44	10.15	11.04	9.73	10.00
Value at end of period	14.80	14.86	12.28	11.75	10.22	8.44	10.15	11.04	9.73
Number of accumulation units outstanding at end of period	20,049	36,729	36,667	29,307	24,795	21,354	17,312	8,530.30	1,756.46
RS SELECT GROWTH
Value at beginning of period	11.96	11.18	11.46	10.00
Value at end of period	13.47	11.96	11.18	11.46
Number of accumulation units outstanding at end of period	3,313	4,383	8,026	13,529
RS EMERGING GROWTH
Value at beginning of period	5.77	5.32	5.34	4.68	3.22	5.43	7.54	10.00
Value at end of period	6.51	5.77	5.32	5.34	4.68	3.22	5.43	7.54
Number of accumulation units outstanding at end of period	22,607	38,198	67,121	134,557	210,557	114,711	98,736	58,620.46
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	12.00	11.93	10.00
Value at end of period	13.34	12.00	11.93
Number of accumulation units outstanding at end of period	71,658	82,411	32,437
VAN KAMPEN COMSTOCK
Value at beginning of period	11.11	10.00
Value at end of period	10.78	11.11
Number of accumulation units outstanding at end of period	5,691	5,418

INVESTMENT DIVISION (0.75)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
AIM LARGE CAP GROWTH
Value at beginning of period	6.70	6.31	6.16	5.95	4.79	6.56	8.57	10.00
Value at end of period	7.68	6.70	6.31	6.16	5.95	4.79	6.56	8.57
Number of accumulation units outstanding at end of period	6,785	9,663	8,600	11,867	10,952	17,313	26,790	6,938.89
AIM DYNAMICS
Value at beginning of period	7.24	6.26	5.72	5.15	3.75	5.64	8.48	10.00
Value at end of period	8.08	7.24	6.26	5.72	5.15	3.75	5.64	8.48
Number of accumulation units outstanding at end of period	16,140	16,454	16,716	24,810	35,777	53,272	34,718	13,292.47
AIM SMALL CAP GROWTH
Value at beginning of period	13.28	11.71	10.90	10.28	7.44	10.00
Value at end of period	14.68	13.28	11.71	10.90	10.28	7.44
Number of accumulation units outstanding at end of period	3,813	4,553	5,224	11,036	5,440	2,324
ALGER AMERICAN BALANCED
Value at beginning of period	12.76	12.28	11.41	11.00	9.31	10.69	10.98	11.38	10.00
Value at end of period	14.24	12.76	12.28	11.41	11.00	9.31	10.69	10.98	11.38
Number of accumulation units outstanding at end of period	9,783	9,740	10,036	23,491	26,685	30,271	25,750	12,856.34	3,327.96
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	16.83	15.40	14.12	12.59	8.58	12.27	13.23	12.21	10.00
Value at end of period	21.98	16.83	15.40	14.12	12.59	8.58	12.27	13.23	12.21
Number of accumulation units outstanding at end of period	56,310	69,782	80,178	87,833	76,145	64,663	57,979	41,598.74	4,173.07
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	20.52	17.30	17.02	15.24	12.35	13.10	11.86	10.00
Value at end of period	20.73	20.52	17.30	17.02	15.24	12.35	13.10	11.86
Number of accumulation units outstanding at end of period	45,051	54,324	40,351	45,971	22,298	18,110	8,688	1,337.27
AMERICAN CENTURY INCOME & GROWTH
Value at beginning of period	12.00	10.32	9.92	8.85	6.88	8.59	9.45	10.00
Value at end of period	11.87	12.00	10.32	9.92	8.85	6.88	8.59	9.45
Number of accumulation units outstanding at end of period	23,616	51,264	45,337	66,202	28,639	22,142	2,206
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.93	10.00
Value at end of period	11.99	10.93
Number of accumulation units outstanding at end of period	32,177	4,343
ARTISAN INTERNATIONAL
Value at beginning of period	12.31	9.88	8.56	7.33	5.71	7.10	8.50	10.00
Value at end of period	14.63	12.31	9.88	8.56	7.33	5.71	7.10	8.50
Number of accumulation units outstanding at end of period	83,648	80,561	54,803	59,320	40,584	33,286	14,150	2,436.41
DAVIS NEW YORK VENTURE
Value at beginning of period	11.13	10.00
Value at end of period	11.56	11.13
Number of accumulation units outstanding at end of period	26,610	22,615
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.41	10.78	10.65	10.01	8.15	10.00
Value at end of period	13.62	12.41	10.78	10.65	10.01	8.15
Number of accumulation units outstanding at end of period	23,950	23,831	26,112	31,683	16,564	8,831
FIDELITY VIP CONTRAFUND
Value at beginning of period	19.71	17.77	15.31	13.36	10.48	11.64	13.37	14.43	11.70	10.00
Value at end of period	23.00	19.71	17.77	15.31	13.36	10.48	11.64	13.37	14.43	11.70
Number of accumulation units outstanding at end of period	156,525	136,211	121,030	114,702	77,938	70,602	60,167	35,037.54	19,034.82	545.53

INVESTMENT DIVISION (0.75)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
FIDELITY VIP GROWTH
Value at beginning of period	15.42	14.54	13.84	13.49	10.23	14.75	18.05	20.43	14.98	10.82
Value at end of period	19.43	15.42	14.54	13.84	13.49	10.23	14.75	18.05	20.43	14.98
Number of accumulation units outstanding at end of period	471,132	551,478	616,601	866,427	927,891	948,538	945,946	914,067.65	755,950.03	593,071.00
FRANKLIN SMALL-MID CAP GROWTH
Value at beginning of period	8.41	7.88	7.18	6.40	4.69	6.70	8.50	10.00
Value at end of period	9.32	8.41	7.88	7.18	6.40	4.69	6.70	8.50
Number of accumulation units outstanding at end of period	13,564	13,637	19,978	14,767	38,458	14,465	7,384	106.52
JANUS ASPEN WORLDWIDE GROWTH
Value at beginning of period	13.01	11.09	10.55	10.15	8.25	11.15	14.49	17.31	10.65	10.00
Value at end of period	14.16	13.01	11.09	10.55	10.15	8.25	11.15	14.49	17.31	10.65
Number of accumulation units outstanding at end of period	51,675	50,169	72,491	117,920	172,557	185,722	193,107	209,494.46	123,401.32	17,591.36
JANUS FUND
Value at beginning of period	6.95	6.33	6.14	5.91	4.52	6.28	8.57	10.00
Value at end of period	7.95	6.95	6.33	6.14	5.91	4.52	6.28	8.57
Number of accumulation units at end of period	9,554	13,656	18,078	22,982	22,562	60,777	15,053	39.50
JANUS TWENTY
Value at beginning of period	6.89	6.18	5.69	4.63	3.72	4.93	7.02	10.00
Value at end of period	9.30	6.89	6.18	5.69	4.63	3.72	4.93	7.02
Number of accumulation units outstanding at end of period	53,693	66,197	36,246	53,446	43,809	50,147	49,241	36,576.13
JANUS WORLDWIDE
Value at beginning of period	7.12	6.09	5.79	5.53	4.49	6.11	7.98	10.00
Value at end of period	7.72	7.12	6.09	5.79	5.53	4.49	6.11	7.98
Number of accumulation units outstanding at end of period	22,544	28,333	41,232	63,954	38,280	40,551	36,445	15,875.85
JENSEN
Value at beginning of period	11.74	10.40	10.66	10.00
Value at end of period	12.47	11.74	10.40	10.66
Number of accumulation units outstanding at end of period	21,600	17,823	6,955	4,436
COLUMBIA ASSET ALLOCATION
Value at beginning of period	14.21	12.81	12.11	11.10	9.28	10.59	11.75	11.98	10.72	10.00
Value at end of period	15.40	14.21	12.81	12.11	11.10	9.28	10.59	11.75	11.98	10.72
Number of accumulation units outstanding at end of period	13,611	25,228	24,427	18,507	16,691	10,794	12,009	8,424.85	8,242.99	4,142.27
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.29	10.00
Value at end of period	9.25	11.29
Number of accumulation units outstanding at end of period	10,512	4,316
LEGG MASON VALUE TRUST
Value at beginning of period	15.07	14.25	13.55	12.11	8.44	10.00
Value at end of period	14.06	15.07	14.25	13.55	12.11	8.44
Number of accumulation units outstanding at end of period	26,826	25,130	24,798	28,472	16,409	1,801
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	18.71	16.32	15.11	13.03	10.05	12.29	13.14	14.21	11.75	10.31
Value at end of period	19.89	18.71	16.32	15.11	13.03	10.05	12.29	13.14	14.21	11.75
Number of accumulation units outstanding at end of period	207,028	183,786	148,959	180,884	168,430	165,055	140,600	97,470.17	63,448.45	15,150.39
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	28.90	26.16	25.49	22.87	17.78	20.08	17.12	14.53	14.60	11.00
Value at end of period	28.34	28.90	26.16	25.49	22.87	17.78	20.08	17.12	14.53	14.60
Number of accumulation units outstanding at end of period	153,823	233,154	239,908	298,286	317,797	361,232	353,595	319,880.59	328,339.05	256,925.44

INVESTMENT DIVISION (0.75)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	27.34	24.48	24.78	20.44	15.93	17.13	14.92	11.87	12.69	11.81
Value at end of period	26.46	27.34	24.48	24.78	20.44	15.93	17.13	14.92	11.87	12.69
Number of accumulation units outstanding at end of period	41,909	55,168	51,810	67,078	70.222	63,011	40,779	30,317.16	26,816.01	24,665.53
MAXIM BOND INDEX
Value at beginning of period	14.05	13.64	13.46	13.13	12.84	11.79	11.05	10.00	10.00
Value at end of period	14.89	14.05	13.64	13.46	13.13	12.84	11.79	11.05	10.00
Number of accumulation units outstanding at end of period	47,712	56,517	61,255	70,146	49,972	32,896	10,427	1,128.60	249.52
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	15.86	14.84	14.34	13.51	12.23	12.40	12.15	11.56	11.11	10.34
Value at end of period	16.62	15.86	14.836	14.34	13.51	12.23	12.40	12.15	11.56	11.11
Number of accumulation units outstanding at end of period	96,280	95,776	114,118	108,153	156,510	214,143	168,345	177,717.84	342,028.29	426,692.38
MAXIM INDEX 600
Value at beginning of period	23.38	20.56	19.35	16.01	11.68	13.88	13.22	12.08	10.88	11.14
Value at end of period	23.01	23.38	20.56	19.35	16.01	11.68	13.88	13.22	12.08	10.88
Number of accumulation units outstanding at end of period	100,226	139,838	158,241	184,812	178.778	195,732	179,104	165,315.68	175,765.02	183,674.90
MAXIM INVESCO ADR
Value at beginning of period	17.91	14.56	13.18	11.10	8.52	9.88	11.93	13.38	10.99	10.01
Value at end of period	19.09	17.91	14.56	13.18	11.10	8.52	9.88	11.93	13.38	10.99
Number of accumulation units outstanding at end of period	149,667	200,195	210,380	261,835	318,742	323,340	304,754	275,937.25	280,188.56	292,162.25
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	21.20	19.23	18.68	16.96	13.13	11.91	11.70	11.27	10.83	10.55
Value at end of period	22.75	21.20	19.23	18.68	16.96	13.13	11.91	11.70	11.27	10.83
Number of accumulation units outstanding at end of period	138,622	119,873	99,503	125,048	219,830	206,726	181,118	188,987.82	189,311.10	178,619.57
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	22.64	19.33	18.36	15.14	11.36	13.39	11.80	9.61	9.72	10.02
Value at end of period	23.20	22.64	19.33	18.36	15.14	11.36	13.39	11.80	9.61	9.72
Number of accumulation units outstanding at end of period	67,385	101,081	110,290	116,531	66,125	66,711	42,827	32,627.82	19,064.83	14,660.30
MAXIM SMALL-CAP GROWTH
Value at beginning of period	15.36	15.08	14.52	13.80	10.62	15.50	20.24	23.28	12.97	11.11
Value at end of period	17.12	15.36	15.08	14.52	13.80	10.62	15.50	20.24	23.28	12.97
Number of accumulation units outstanding at end of period	164,570	205,765	249,725	396,176	424,713	428,582	430,489	456,661.36	396,589.37	334,433.76
MAXIM MODERATE PROFILE I
Value at beginning of period	17.35	15.61	14.79	13.39	11.22	12.36	12.80	13.08	11.32	10.24
Value at end of period	18.44	17.35	15.61	14.79	13.39	11.22	12.36	12.80	13.08	11.32
Number of accumulation units outstanding at end of period	633,420	492,288	422,231	541,619	527,862	488,310	442,197	378,015.86	347,108.62	258,990.96
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	18.35	16.24	15.20	13.51	10.98	12.58	13.29	14.00	11.55	10.34
Value at end of period	19.53	18.35	16.24	15.20	13.51	10.98	12.58	13.29	14.00	11.55
Number of accumulation units outstanding at end of period	619,890	528,140	426,405	449,591	416,798	406,095	320,829	233,517.97	207.585.59	140,358.02

INVESTMENT DIVISION (0.75)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	15.85	14.53	13.82	12.70	10.98	11.68	11.80	11.96	11.12	10.21
Value at end of period	16.74	15.85	14.53	13.82	12.70	10.98	11.68	11.80	11.96	11.12
Number of accumulation units outstanding at end of period	202,746	217,224	237,521	260,842	306,567	309,067	336,687	345,938.20	383,124.12	338,437.20
MAXIM MONEY MARKET
Value at beginning of period	12.88	12.40	12.17	12.14	12.15	12.07	11.72	11.13	10.70	10.25
Value at end of period	13.38	12.88	12.40	12.17	12.14	12.15	12.07	11.72	11.13	10.70
Number of accumulation units outstanding at end of period	1,029,740	1,156,346	935,740	1,255,609	1,466,890	1,219,314	1,450,131	1,594,293.70	2,059,542.36	1,613,050.25
MAXIM STOCK INDEX
Value at beginning of period	16.90	14.84	14.24	12.95	10.16	13.12	14.96	16.37	13.78	10.95
Value at end of period	17.63	16.90	14.84	14.24	12.95	10.16	13.12	14.96	16.37	13.78
Number of accumulation units outstanding at end of period	1,255,492	1,549,039	1,710,224	2,321,101	3,076,632	3,503,273	3,767,774	3,979,926.80	3,812,823.63	3,382,583.06
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	20.97	17.74	17.17	15.04	12.06	13.97	13.85	12.36	12.04	11.14
Value at end of period	21.49	20.97	17.74	17.17	15.04	12.06	13.97	13.85	12.36	12.04
Number of accumulation units outstanding at end of period	417,837	487,308	516,348	654,772	612,770	616,083	573,008	519,589.86	625,382.39	614,261.17
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	24.14	22.78	20.11	17.16	12.54	16.20	16.51	15.49	12.53	10.33
Value at end of period	28.00	24.14	22.78	20.11	17.16	12.54	16.20	16.51	15.49	12.53
Number of accumulation units outstanding at end of period	101,555	108,837	118,517	143,135	109,705	101,535	91,020	86,437.80	51,474.65	36,548.42
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	20.68	15.34	13.24	11.22	8.35	10.27	11.55	11.45	8.88	9.42
Value at end of period	21.81	20.68	15.34	13.24	11.22	8.35	10.27	11.55	11.45	8.88
Number of accumulation units outstanding at end of period	147,122	155,472	137,759	171,310	170,190	191,097	194,421	174,161.75	180,091.70	122,570.24
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	15.55	15.01	14.80	14.35	14.10	12.94	12.17	11.09	11.14	10.47
Value at end of period	16.44	15.55	15.01	14.80	14.35	14.10	12.94	12.17	11.09	11.14
Number of accumulation units outstanding at end of period	82,037	186,205	184,996	226,093	337,416	357,996	327,141	303,867.58	350,532.03	341,859.87
MFS CORE GROWTH
Value at beginning of period	11.27	10.69	10.63	10.05	7.96	10.00
Value at end of period	12.81	11.27	10.69	10.63	10.05	7.96
Number of accumulation units outstanding at end of period	6,976	6,870	6,749	6,784	7,976	1,105
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.86	11.11	10.70	10.12	7.88	10.00
Value at end of period	13.39	11.86	11.11	10.70	10.12	7.88
Number of accumulation units outstanding at end of period	38,932	31,322	28,212	27,284	5,738	2,436
OPPENHEIMER GLOBAL
Value at beginning of period	15.85	13.61	12.05	10.00
Value at end of period	16.67	15.85	13.61	12.05
Number of accumulation units outstanding at end of period	54,572	50,909	28,995	14,657

INVESTMENT DIVISION (0.75)	2007	2006	2005	2004	2003	2002	2001	2000	1999
PIMCO TOTAL RETURN
Value at beginning of period	12.19	11.84	11.62	11.16	10.68	10.00
Value at end of period	13.17	12.19	11.84	11.62	11.16	10.68
Number of accumulation units outstanding at end of period	48,489	58,817	62,785	55,454	29,997	13,490
PIONEER EQUITY INCOME VCT II
Value at beginning of period	15.03	12.40	11.84	10.28	8.47	10.16	11.03	9.74	10.00
Value at end of period	14.99	15.03	12.40	11.84	10.28	8.47	10.16	11.03	9.74
Number of accumulation units outstanding at end of period	13,806	13,866	13,130	13,768	10,108	9,593	6,589	1,869.22	1,471.60
RS SELECT GROWTH
Value at beginning of period	12.02	11.21	11.47	10.00
Value at end of period	13.56	12.02	11.21	11.47
Number of accumulation units outstanding at end of period	3,988	4,505	5,069	9,173
RS EMERGING GROWTH
Value at beginning of period	5.85	5.38	5.39	4.71	3.24	5.45	7.55	10.00
Value at end of period	6.61	5.85	5.38	5.39	4.71	3.24	5.45	7.55
Number of accumulation units outstanding at end of period	7,094	10,554	12,271	36,199	34,730	20,154	24,378	9,391.15
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	12.04	11.95	10.00
Value at end of period	13.41	12.04	11.95
Number of accumulation units outstanding at end of period	63,697	50,796	18,159
VAN KAMPEN COMSTOCK
Value at beginning of period	11.12	10.00
Value at end of period	10.81	11.12
Number of accumulation units outstanding at end of period	4,800	14,194

INVESTMENT DIVISION (0.65)	2007	2006	2005	2004	2003	2002	2001	2000
ARTISAN INTERNATIONAL
Value at beginning of period	12.40	9.94	8.60	7.35	5.73	7.11	8.51	10.00
Value at end of period	14.75	12.40	9.94	8.60	7.35	5.73	7.11	8.51
Number of accumulation units outstanding at end of period	322	728	196	------	------	------	------	------
FIDELITY VIP CONTRAFUND
Value at beginning of period	14.16	12.76	10.98	9.57	7.50	8.33	9.57	10.00
Value at end of period	16.54	14.16	12.76	10.98	9.57	7.50	8.33	9.57
Number of accumulation units outstanding at end of period	134	134	134	134	134	134	134	133.86
FIDELITY VIP GROWTH
Value at beginning of period	7.65	7.21	6.86	6.67	5.06	7.28	8.90	10.00
Value at end of period	9.65	7.65	7.21	6.86	6.67	5.06	7.28	8.90
Number of accumulation units outstanding at end of period	2,039	2,039	2,787	2,915	2,915	3,307	3,321	4,540.67
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	14.04	12.23	11.32	9.75	7.51	9.18	9.80	10.00
Value at end of period	14.94	14.04	12.23	11.32	9.75	7.51	9.18	9.80
Number of accumulation units outstanding at end of period	176	176	176	176	176	176	176	346.13
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	20.38	18.43	17.94	16.08	12.49	14.09	12.00	10.00
Value at end of period	20.00	20.38	18.43	17.94	16.08	12.49	14.09	12.00
Number of accumulation units outstanding at end of period	538	538	538	538	538	545	545	902.72
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	23.14	20.69	20.93	17.24	13.43	14.42	12.55	10.00
Value at end of period	22.42	23.14	20.69	20.93	17.24	13.43	14.42	12.55
Number of accumulation units outstanding at end of period	1,413	1,413	1,413	1,413	1,413	1,413	1,413	1,441.16
MAXIM INDEX 600
Value at beginning of period	18.99	16.69	15.69	12.97	9.45	11.22	10.67	10.00
Value at end of period	18.72	18.99	16.69	15.69	12.97	9.45	11.22	10.67
Number of accumulation units outstanding at end of period	617	617	723	617	617	841	841	1,054.41
MAXIM INVESCO ADR
Value at beginning of period	14.64	11.89	10.75	9.05	6.94	8.04	9.69	10.00
Value at end of period	15.62	14.64	11.89	10.75	9.05	6.94	8.04	9.69
Number of accumulation units outstanding at end of period	872	872	1,212	1,212	1,212	1,331	1,340	1,844.47
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	18.92	17.14	16.63	15.08	11.67	10.57	10.37	10.00
Value at end of period	20.32	18.92	17.14	16.63	15.08	11.67	10.57	10.37
Number of accumulation units outstanding at end of period	212	212	212	212	212	212	228	228.23
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	21.87	18.68	17.70	14.58	10.93	12.87	11.33	10.00
Value at end of period	22.43	21.87	18.68	17.70	14.58	10.93	12.87	11.33
Number of accumulation units outstanding at end of period	101	101	101	101	101	128	128	128.36
MAXIM SMALL-CAP GROWTH
Value at beginning of period	7.24	7.10	6.83	6.49	4.99	7.27	9.49	10.00
Value at end of period	8.08	7.24	7.10	6.83	6.49	4.99	7.27	9.49
Number of accumulation units outstanding at end of period	3,600	3,600	3,334	3,820	3,820	3,820	3,856	4,206.33

INVESTMENT DIVISION (0.65)	2007	2006	2005	2004	2003	2002	2001	2000
MAXIM MONEY MARKET
Value at beginning of period	11.44	11.01	10.79	10.75	10.75	10.65	10.35	10.00
Value at end of period	11.90	11.44	11.01	10.79	10.75	10.75	10.65	10.35
Number of accumulation units outstanding at end of period	2,871	2,392	2,305	2,702	2,702	417	85	85.30
MAXIM STOCK INDEX
Value at beginning of period	10.44	9.16	8.78	7.98	6.26	8.07	9.19	10.00
Value at end of period	10.91	10.44	9.16	8.78	7.98	6.26	8.07	9.19
Number of accumulation units outstanding at end of period	4,342	4,342	4,325	4,251	4,128	4,001	4,393	8,977.40
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	16.64	14.06	13.59	11.89	9.53	11.03	10.92	10.00
Value at end of period	17.07	16.64	14.06	13.59	11.89	9.53	11.03	10.92
Number of accumulation units outstanding at end of period	1,516	1,516	1,516	1,516	1,516	1,534	1,550	1,644.45
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	15.07	14.21	12.53	10.68	7.80	10.07	10.25	10.00
Value at end of period	17.50	15.07	14.21	12.53	10.68	7.80	10.07	10.25
Number of accumulation units outstanding at end of period	143	143	515	515	515	615	615	615.21
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	18.25	13.52	11.66	9.87	7.34	9.01	10.13	10.00
Value at end of period	19.26	18.25	13.52	11.66	9.87	7.34	9.01	10.13
Number of accumulation units outstanding at end of period	1,761	1,761	1,870	1,653	1,613	1,571	1,525	1,957.79
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	14.12	13.62	13.42	13.00	12.75	11.69	10.99	10.00
Value at end of period	14.94	14.12	13.62	13.42	13.00	12.75	11.69	10.99
Number of accumulation units outstanding at end of period	357	357	357	357	357	357	357	357.38

INVESTMENT DIVISION (0.55)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
AIM LARGE CAP GROWTH
Value at beginning of period	6.79	6.38	6.22	6.00	4.81	6.58	8.58	10.00
Value at end of period	7.80	6.79	6.38	6.22	6.00	4.81	6.58	8.58
Number of accumulation units outstanding at end of period	9,915	10,375	19,619	22,215	23,856	23,175	24,965	5,048.31
AIM DYNAMICS
Value at beginning of period	7.34	6.33	5.77	5.18	3.77	5.66	8.49	10.00
Value at end of period	8.20	7.34	6.33	5.77	5.18	3.77	5.66	8.49
Number of accumulation units outstanding at end of period	33,226	25,099	20,547	16,573	20,701	21,751	17,556	17,153.05
AIM SMALL CAP GROWTH
Value at beginning of period	13.41	11.80	10.95	10.31	7.45	10.00
Value at end of period	14.86	13.41	11.80	10.95	10.31	7.45
Number of accumulation units outstanding at end of period	4,652	5,723	13,660	17,006	8,443	2,247
ALGER AMERICAN BALANCED
Value at beginning of period	12.95	12.44	11.53	11.09	9.37	10.74	11.01	11.39	10.00
Value at end of period	14.47	12.95	12.44	11.53	11.09	9.37	10.74	11.01	11.39
Number of accumulation units outstanding at end of period	2,339	8,547	14,147	7,220	7,197	6,592	10,322	5,064.04	3,334.40
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	17.08	15.59	14.27	12.70	8.64	12.33	13.26	12.21	10.00
Value at end of period	22.34	17.08	15.59	14.27	12.70	8.64	12.33	13.26	12.21
Number of accumulation units outstanding at end of period	40,426	62,569	67,889	64,022	49,987	30,204	50,488	50,676.45	2,819.93
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	20.79	17.50	17.17	15.34	12.42	13.14	11.87	10.00
Value at end of period	21.04	20.79	17.50	17.17	15.34	12.42	13.14	11.87
Number of accumulation units outstanding at end of period	30,742	47,787	48,672	30,600	31,769	13,045	14,329	7.61
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.93	10.00
Value at end of period	12.02	10.93
Number of accumulation units outstanding at end of period	11,067	26,244
ARTISAN INTERNATIONAL
Value at beginning of period	12.48	9.99	8.64	7.38	5.74	7.12	8.51	10.00
Value at end of period	14.86	12.48	9.99	8.64	7.38	5.74	7.12	8.51
Number of accumulation units outstanding at end of period	82,622	77,393	61,213	38,978	21,105	7,588	5,267	1,005.81
DAVIS NEW YORK VENTURE
Value at beginning of period	11.14	10.00
Value at end of period	11.59	11.14
Number of accumulation units outstanding at end of period	10,053	15,191
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.52	10.85	10.71	10.04	8.16	10.00
Value at end of period	13.77	12.52	10.85	10.71	10.04	8.16
Number of accumulation units outstanding at end of period	15,487	19,140	28,022	21,110	15,242	3,191
FIDELITY VIP CONTRAFUND
Value at beginning of period	20.03	18.03	15.50	13.50	10.56	11.72	13.43	14.46	11.70	10.00
Value at end of period	23.42	20.03	18.03	15.50	13.50	10.56	11.72	13.43	14.46	11.70
Number of accumulation units outstanding at end of period	48,260	67,660	82,505	77,486	43,416	37,904	35,737	18,743.50	24,132.61
FIDELITY VIP GROWTH
Value at beginning of period	17.82	16.77	15.94	15.50	11.73	16.88	20.62	23.29	17.04	12.28
Value at end of period	22.50	17.82	16.77	15.94	15.50	11.73	16.88	20.62	23.29	17.04
Number of accumulation units outstanding at end of period	148,801	211,429	259,546	476,985	225,299	274,724	312,757	272,931.05	279,463.28	157,481.96

INVESTMENT DIVISION (0.55)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
JANUS TWENTY
Value at beginning of period	6.98	6.25	5.74	4.66	3.74	4.95	7.03	10.00
Value at end of period	9.44	6.98	6.25	5.74	4.66	3.74	4.95	7.03
Number of accumulation units outstanding at end of period	24,281	28,213	39,806	41,994	39,894	31,903	50,805	40,607.78
JANUS WORLDWIDE
Value at beginning of period	7.22	6.15	5.85	5.57	4.51	6.13	7.99	10.00
Value at end of period	7.84	7.22	6.15	5.85	5.57	4.51	6.13	7.99
Number of accumulation units outstanding at end of period	14,246	17,989	29,797	39,180	43,909	39,683	45,126	33,577.02
JENSEN
Value at beginning of period	11.80	10.43	10.67	10.00
Value at end of period	12.56	11.80	10.43	10.67
Number of accumulation units outstanding at end of period	3,389	4,524	3,647	2,082
LEGG MASON VALUE TRUST
Value at beginning of period	15.22	14.36	13.62	12.15	8.45	10.00
Value at end of period	14.22	15.22	14.36	13.62	12.15	8.45
Number of accumulation units outstanding at end of period	7,921	14,309	25,102	34,992	27,278	7,293
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.30	10.00
Value at end of period	9.28	11.30
Number of accumulation units outstanding at end of period	871	936
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	19.07	16.60	15.34	13.20	10.16	12.41	13.23	14.28	11.79	10.31
Value at end of period	20.32	19.07	16.60	15.34	13.20	10.16	12.41	13.23	14.28	11.79
Number of accumulation units outstanding at end of period	100,213	163,145	153,819	167,632	106,837	47,183	29,171	24,789.73	25,571.23	3,713.98
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	30.05	27.14	26.40	23.64	18.34	20.67	17.59	14.90	14.94	11.23
Value at end of period	29.52	30.05	27.14	26.40	23.64	18.34	20.67	17.59	14.90	14.94
Number of accumulation units outstanding at end of period	61,802	91,634	118,973	122,511	116,779	100,994	82,325	53,330.80	58,898.13	39,615.48
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	29.97	26.78	27.06	22.27	17.32	18.59	16.16	12.83	13.69	12.72
Value at end of period	29.07	29.97	26.78	27.06	22.27	17.32	18.59	16.16	12.83	13.69
Number of accumulation units outstanding at end of period	20,459	26,012	41,846	61,107	27,065	27,796	25,012	12,922.77	7,616.79	4,136.54
MAXIM BOND INDEX
Value at beginning of period	14.26	13.81	13.60	13.25	12.92	11.84	11.08	10.01	10.00
Value at end of period	15.14	14.26	13.81	13.60	13.25	12.92	11.84	11.08	10.01
Number of accumulation units outstanding at end of period	49,315	61,568	42,381	55,535	16,903	8,651	1,633	38.77	0.50
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	16.16	15.07	14.55	13.68	12.35	12.51	12.23	11.61	11.14	10.34
Value at end of period	16.96	16.16	15.07	14.55	13.68	12.35	12.51	12.23	11.61	11.14
Number of accumulation units outstanding at end of period	9,478	17,205	21,545	28,104	12,529	5,105	5,762	3,983.71	1,880.81	104.91
MAXIM INDEX 600
Value at beginning of period	25.71	22.57	21.20	17.50	12.74	15.11	14.36	13.10	11.78	12.03
Value at end of period	25.36	25.71	22.57	21.20	17.50	12.74	15.11	14.36	13.10	11.78
Number of accumulation units outstanding at end of period	28,550	51,476	34,998	39,764	32,357	436	35,797	23,270.47	22,323.57	22,273.21
MAXIM INVESCO ADR
Value at beginning of period	20.31	16.48	14.89	12.52	9.58	11.10	13.37	14.96	12.26	11.15
Value at end of period	21.69	20.31	16.48	14.89	12.52	9.58	11.10	13.37	14.96	12.26
Number of accumulation units outstanding at end of period	26,231	57,858	52,486	146,974	51,005	52,686	30,391	25,346.90	29,709.85	29,294.88

INVESTMENT DIVISION (0.55)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	22.95	20.77	20.13	18.24	14.10	12.76	12.51	12.03	11/53	11.21
Value at end of period	24.67	22.95	20.77	20.13	18.24	14.10	12.76	12.51	12.03	11.53
Number of accumulation units outstanding at end of period	37,028	59,398	68,903	138,801	49,586	26,821	20,820	12,457.72	11,524.60	10,107.63
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	23.07	19.65	18.63	15.33	11.48	13.50	11.88	9.65	9.74	10.03
Value at end of period	23.68	23.07	19.65	18.63	15.33	11.48	13.50	11.88	9.65	9.74
Number of accumulation units outstanding at end of period	29,221	27,134	31,379	35,461	21,845	12,585	16,358	16,730.71	8,763.18	5,260.61
MAXIM SMALL-CAP GROWTH
Value at beginning of period	16.62	16.27	15.64	14.84	11.39	16.59	21.63	24.83	13.81	11.80
Value at end of period	18.55	16.62	16.27	15.64	14.84	11.39	16.59	21.63	24.83	13.81
Number of accumulation units outstanding at end of period	51,692	114,666	118,880	113,570	109,434	127,029	150,777	128,855.07	117,175.80	85,293.71
MAXIM MODERATE PROFILE I
Value at beginning of period	17.67	15.87	15.01	13.56	11.34	12.47	12.89	13.14	11.35	10.24
Value at end of period	18.83	17.67	15.87	15.01	13.56	11.34	12.47	12.89	13.14	11.35
Number of accumulation units outstanding at end of period	144,038	244,860	280,295	308,407	94,122	23,568	11,706	8,601.84	6,109.16	2,619.56
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	18.69	16.52	15.43	13.68	11.10	12.69	13.37	14.06	11.58	10.35
Value at end of period	19.94	18.69	16.52	15.43	13.68	11.10	12.69	13.37	14.06	11.58
Number of accumulation units outstanding at end of period	116,266	267,737	288,134	261,690	112,259	36,264	11,199	9,336.00	9,781.57	4,302.17
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	16.13	14.75	14.00	12.84	11.08	11.77	11.88	12.01	11.15	10.21
Value at end of period	17.06	16.13	14.75	14.00	12.84	11.08	11.77	11.88	12.01	11.15
Number of accumulation units outstanding at end of period	32,464	50,831	52,574	88,077	32,336	17,425	6,188	5,105.21	2,199.42
MAXIM MONEY MARKET
Value at beginning of period	13.38	12.87	12.60	12.55	12.53	12.42	12.04	11.41	10.95	10.47
Value at end of period	13.94	13.38	12.87	12.60	12.55	12.53	12.42	12.04	11.41	10.95
Number of accumulation units outstanding at end of period	363,996	516,032	508,435	640,300	677,625	536,548	634,168	620,762.79	708,987.52	719,236.73
MAXIM STOCK INDEX
Value at beginning of period	20.66	18.11	17.34	15.74	12.33	15.88	18.08	19.74	16.58	13.15
Value at end of period	21.60	20.66	18.11	17.34	15.74	12.33	15.88	18.08	19.74	16.58
Number of accumulation units outstanding at end of period	477,678	702,496	727,517	941,921	703,987	785,241	848,996	656,870.48	610,676.95	106,369.29
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	24.56	20.73	20.02	17.50	14.01	16.20	16.02	14.27	13.88	12.81
Value at end of period	25.22	24.56	20.73	20.02	17.50	14.01	16.20	16.02	14.27	13.88
Number of accumulation units outstanding at end of period	71,933	130,292	171,260	143,402	127,505	144,671	129,359	103,224.91	132,978.09	119,756.04
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	24.59	23.16	20.41	17.37	12.68	16.34	16.62	15.56	12.56	10.33
Value at end of period	28.58	24.59	23.16	20.41	17.37	12.68	16.34	16.62	15.56	12.56
Number of accumulation units outstanding at end of period	41,006	54,306	57,150	44,668	27,150	26,316	28,999	23,285.28	13,098.81	3,908.23
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	22.67	16.78	14.46	12.23	9.09	11.14	12.51	12.38	9.58	10.14
Value at end of period	23.96	22.67	16.78	14.46	12.23	9.09	11.14	12.51	12.38	9.58
Number of accumulation units outstanding at end of period	102,426	148,980	130,922	136,107	101,034	70,258	78,124	61,199.98	57,822.77	32,162.34
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	16.06	15.48	15.23	14.74	14.45	13.23	12.42	11.30	11.33	10.62
Value at end of period	17.01	16.06	15.48	15.23	14.74	14.45	13.23	12.42	11.30	11.33
Number of accumulation units outstanding at end of period	58,820	117,090	84,847	112,238	54,909	50,914	51,447	20,389.60	19,724.89	13,389.95

INVESTMENT DIVISION (0.55)	2007	2006	2005	2004	2003	2002	2001	2000	1999
MFS CORE GROWTH
Value at beginning of period	11.37	10.76	10.69	10.09	7.97	10.00
Value at end of period	12.96	11.37	10.76	10.69	10.09	7.97
Number of accumulation units outstanding at end of period	246	250	488	3,177	747	2,902
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.97	11.20	10.75	10.16	7.89	10.00
Value at end of period	13.54	11.97	11.20	10.75	10.16	7.89
Number of accumulation units outstanding at end of period	14,156	14,006	11,904	10,804	2,241	776
OPPENHEIMER GLOBAL
Value at beginning of period	15.93	13.65	12.06	10.00
Value at end of period	16.79	15.93	13.65	12.06
Number of accumulation units outstanding at end of period	19,376	19,143	22,742	9,000
PIMCO TOTAL RETURN
Value at beginning of period	12.30	11.93	11.68	11.20	10.69	10.00
Value at end of period	13.31	12.30	11.93	11.68	11.20	10.69
Number of accumulation units outstanding at end of period	55,720	101,503	73,218	48,758	16,184	12,051
PIONEER EQUITY INCOME VCT II
Value at beginning of period	15.30	12.60	12.00	10.40	8.55	10.25	11.10	9.74	10.00
Value at end of period	15.30	15.30	12.60	12.00	10.40	8.55	10.25	11.10	9.74
Number of accumulation units outstanding at end of period	13,519	10,516	8,232	4,198	2,170	311	7,012	5,138.56	270.05
RS SELECT GROWTH
Value at beginning of period	12.08	11.24	11.48	10.00
Value at end of period	13.66	12.08	11.24	11.48
Number of accumulation units outstanding at end of period	797	1,082	2,882	4,750
RS EMERGING GROWTH
Value at beginning of period	5.92	5.44	5.44	4.75	3.25	5.47	7.56	10.00
Value at end of period	6.71	5.92	5.44	5.44	4.75	3.25	5.47	7.56
Number of accumulation units outstanding at end of period	14,801	16,567	27,620	49,631	37,111	38,037	23,734	2,705.56
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	12.08	11.86	10.00
Value at end of period	13.48	12.08	11.86
Number of accumulation units outstanding at end of period	14,600	24,568	10,501
VAN KAMPEN COMSTOCK
Value at beginning of period	11.13	10.00
Value at end of period	10.84	11.13
Number of accumulation units outstanding at end of period	5,176	1,416

INVESTMENT DIVISION (0.45)	2007	2006	2005
AIM LARGE CAP GROWTH
Value at beginning of period	11.03	10.35	10.00
Value at end of period	12.68	11.03	10.35
Number of accumulation units outstanding at end of period	0	381	351
AIM DYNAMICS
Value at beginning of period	11.92	10.27	10.00
Value at end of period	13.33	11.92	10.27
Number of accumulation units outstanding at end of period	0	1,573	1,625
AIM SMALL CAP GROWTH
Value at beginning of period	11.66	10.25	10.00
Value at end of period	12.93	11.66	10.25
Number of accumulation units outstanding at end of period	0	1,328	1,374
ALGER AMERICAN BALANCED
Value at beginning of period	10.66	10.22	10.00
Value at end of period	11.92	10.66	10.22
Number of accumulation units outstanding at end of period	0	4,470	5,294
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	11.19	10.21	10.00
Value at end of period	14.66	11.19	10.21
Number of accumulation units outstanding at end of period	0	13,494	10,975
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	11.91	10.02	10.00
Value at end of period	12.07	11.91	10.02
Number of accumulation units outstanding at end of period	0	7,194	7,579
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.94	10.00
Value at end of period	12.04	10.94
Number of accumulation units outstanding at end of period	0	882
ARTISAN INTERNATIONAL
Value at beginning of period	13.48	10.78	10.00
Value at end of period	16.07	13.48	10.78
Number of accumulation units outstanding at end of period	0	10,703	7,256
DAVIS NEW YORK VENTURE
Value at beginning of period	11.14	10.00
Value at end of period	11.61	11.14
Number of accumulation units outstanding at end of period	0	1,950
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	11.71	10.14	10.00
Value at end of period	12.89	11.71	10.14
Number of accumulation units outstanding at end of period	0	14,499	9,598
FIDELITY VIP CONTRAFUND
Value at beginning of period	11.75	10.57	10.00
Value at end of period	13.76	11.75	10.57
Number of accumulation units outstanding at end of period	0	36,799	30,640
FIDELITY VIP GROWTH
Value at beginning of period	10.98	10.33	10.00
Value at end of period	13.88	10.98	10.33
Number of accumulation units outstanding at end of period	0	104,810	110,233

INVESTMENT DIVISION (0.45)	2007	2006	2005
JANUS TWENTY
Value at beginning of period	11.47	10.26	10.00
Value at end of period	15.53	11.47	10.26
Number of accumulation units outstanding at end of period	0	2,267	2,368
JANUS WORLDWIDE
Value at beginning of period	12.13	10.34	10.00
Value at end of period	13.19	12.13	10.34
Number of accumulation units outstanding at end of period	0	5,515	5,672
JENSEN
Value at beginning of period	11.43	10.09	10.00
Value at end of period	12.17	11.43	10.09
Number of accumulation units outstanding at end of period	0	820	527
LEGG MASON VALUE TRUST
Value at beginning of period	11.33	10.68	10.00
Value at end of period	10.60	11.33	10.68
Number of accumulation units outstanding at end of period	0	7,110	5,417
MAINSTAY SMALL CAP OPPORTUNITY FUND
Value at beginning of period	11.30	10.00
Value at end of period	9.29	11.30
Number of accumulation units outstanding at end of period	0	2,396
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	11.88	10.33	10.00
Value at end of period	12.67	11.88	10.33
Number of accumulation units outstanding at end of period	0	19,249	13,236
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	11.22	10.12	10.00
Value at end of period	11.03	11.22	10.12
Number of accumulation units outstanding at end of period	0	65,705	67,963
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	10.87	9.70	10.00
Value at end of period	10.55	10.87	9.70
Number of accumulation units outstanding at end of period	0	13,438	13,849
MAXIM BOND INDEX
Value at beginning of period	10.32	9.99	10.00
Value at end of period	10.96	10.32	9.99
Number of accumulation units outstanding at end of period	0	6,101	7,767
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	10.87	10.13	10.00
Value at end of period	11.42	10.87	10.13
Number of accumulation units outstanding at end of period	0	7,793	6,116
MAXIM INDEX 600
Value at beginning of period	11.50	10.08	10.00
Value at end of period	11.35	11.50	10.08
Number of accumulation units outstanding at end of period	0	19,787	16,932
MAXIM INVESCO ADR
Value at beginning of period	12.93	10.48	10.00
Value at end of period	13.82	12.93	10.48
Number of accumulation units outstanding at end of period	0	17,200	18,223

INVESTMENT DIVISION (0.45)	2007	2006	2005
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	11.07	10.01	10.00
Value at end of period	11.91	11.07	10.01
Number of accumulation units outstanding at end of period	0	28,154	26,357
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	11.96	10.18	10.00
Value at end of period	12.28	11.96	10.18
Number of accumulation units outstanding at end of period	0	6,400	6,246
MAXIM SMALL-CAP GROWTH
Value at beginning of period	10.60	10.38	10.00
Value at end of period	11.85	10.60	10.38
Number of accumulation units outstanding at end of period	0	33,951	42,480
MAXIM MODERATE PROFILE I
Value at beginning of period	11.41	10.24	10.00
Value at end of period	12.17	11.41	10.24
Number of accumulation units outstanding at end of period	0	161,037	139,361
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	11.67	10.30	10.00
Value at end of period	12.46	11.67	10.30
Number of accumulation units outstanding at end of period	0	114,783	68,943
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	11.17	10.21	10.00
Value at end of period	11.83	11.17	10.21
Number of accumulation units outstanding at end of period	0	34,892	27,554
MAXIM MONEY MARKET
Value at beginning of period	10.50	10.09	10.00
Value at end of period	10.95	10.50	10.09
Number of accumulation units outstanding at end of period	0	106,408	84,944
MAXIM STOCK INDEX
Value at beginning of period	11.66	10.21	10.00
Value at end of period	12.20	11.66	10.21
Number of accumulation units outstanding at end of period	0	145,235	141,808
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	11.95	10.08	10.00
Value at end of period	12.28	11.95	10.08
Number of accumulation units outstanding at end of period	0	88,602	100,287
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	11.20	10.54	10.00
Value at end of period	13.03	11.20	10.54
Number of accumulation units outstanding at end of period	0	32,037	26,973
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	14.40	10.65	10.00
Value at end of period	15.24	14.40	10.65
Number of accumulation units outstanding at end of period	0	21,818	21,102
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	10.40	10.01	10.00
Value at end of period	11.02	10.40	10.01
Number of accumulation units outstanding at end of period	0	25,006	19,184

INVESTMENT DIVISION (0.45)	2007	2006	2005
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	11.10	10.37	10.00
Value at end of period	12.57	11.10	10.37
Number of accumulation units outstanding at end of period	0	2,778	819
OPPENHEIMER GLOBAL
Value at beginning of period	12.29	10.52	10.00
Value at end of period	12.97	12.29	10.52
Number of accumulation units outstanding at end of period	0	10,143	8,360
PIMCO TOTAL RETURN
Value at beginning of period	10.29	9.96	10.00
Value at end of period	11.15	10.29	9.96
Number of accumulation units outstanding at end of period	0	8,909	9,144
PIONEER EQUITY INCOME VCT II
Value at beginning of period	12.22	10.05	10.00
Value at end of period	12.23	12.22	10.05
Number of accumulation units outstanding at end of period	0	4,608	3,970
RS SELECT GROWTH
Value at beginning of period	10.59	9.84	10.00
Value at end of period	11.98	10.59	9.84
Number of accumulation units outstanding at end of period	0	792	816
RS EMERGING GROWTH
Value at beginning of period	11.12	10.20	10.00
Value at end of period	12.61	11.12	10.20
Number of accumulation units outstanding at end of period	0	2,698	2,698
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	10.49	10.38	10.00
Value at end of period	11.72	10.49	10.38
Number of accumulation units outstanding at end of period	0	10,770	4,895

INVESTMENT DIVISION (0.25)	2007	2006	2005	2004	2003
AIM LARGE CAP GROWTH
Value at beginning of period	12.54	11.74	11.42	10.98	10.00
Value at end of period	14.45	12.54	11.74	11.42	10.98
Number of accumulation units outstanding at end of period	3,538	4,712	4,075	514	182
AIM DYNAMICS
Value at beginning of period	16.75	14.41	13.09	11.72	10.00
Value at end of period	18.77	16.75	14.41	13.09	11.72
Number of accumulation units outstanding at end of period	2,132	4,613	4,392	-----	-----
AIM SMALL CAP GROWTH
Value at beginning of period	15.74	13.80	12.78	11.99	10.00
Value at end of period	17.49	15.74	13.80	12.78	11.99
Number of accumulation units outstanding at end of period	4,199	6,656	6,415	520	187
ALGER AMERICAN BALANCED
Value at beginning of period	12.47	11.95	11.06	10.58	10.00
Value at end of period	13.98	12.47	11.95	11.06	10.58
Number of accumulation units outstanding at end of period	9,556	13,140	7,816	60	60
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	16.19	14.74	13.45	11.93	10.00
Value at end of period	21.25	16.19	14.74	13.45	11.93
Number of accumulation units outstanding at end of period	50,683	53,077	36,814	3,080	1,647
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	15.22	12.77	12.50	11.13	10.00
Value at end of period	15.45	15.22	12.77	12.50	11.13
Number of accumulation units outstanding at end of period	46,311	106,251	65,720	3,324	384
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.95	10.00
Value at end of period	12.08	10.95
Number of accumulation units outstanding at end of period	6,982	30,470
ARTISAN INTERNATIONAL
Value at beginning of period	20.17	16.10	13.89	11.82	10.00
Value at end of period	24.09	20.17	16.10	13.89	11.82
Number of accumulation units outstanding at end of period	46,954	57,081	37,516	1,377	100
DAVIS NEW YORK VENTURE
Value at beginning of period	11.15	10.00
Value at end of period	11.64	11.15
Number of accumulation units outstanding at end of period	22,902	24,913
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	13.95	12.06	11.86	11.09	10.00
Value at end of period	15.40	13.95	12.06	11.86	11.09
Number of accumulation units outstanding at end of period	22,833	34,095	22,669	706	226
FIDELITY VIP CONTRAFUND
Value at beginning of period	17.41	15.62	13.39	11.62	10.00
Value at end of period	20.42	17.41	15.62	13.39	11.62
Number of accumulation units outstanding at end of period	86,629	110,199	86,045	9,683	8,944
FIDELITY VIP GROWTH
Value at beginning of period	13.23	12.41	11.76	11.40	10.00
Value at end of period	16.75	13.23	12.41	11.76	11.40
Number of accumulation units outstanding at end of period	291,162	344,338	295,947	124,488	56,079

INVESTMENT DIVISION (0.25)	2007	2006	2005	2004	2003
JANUS TWENTY
Value at beginning of period	16.66	14.87	13.62	11.02	10.00
Value at end of period	22.59	16.66	14.87	13.62	11.02
Number of accumulation units outstanding at end of period	4,543	19,761	24,418	148	187
JANUS WORLDWIDE
Value at beginning of period	14.98	12.74	12.07	11.46	10.00
Value at end of period	16.33	14.98	12.74	12.07	11.46
Number of accumulation units outstanding at end of period	7,311	8,358	7,173	-----	-----
JENSEN
Value at beginning of period	12.04	10.62	10.82	10.00
Value at end of period	12.86	12.04	10.62	10.82
Number of accumulation units outstanding at end of period	4,803	14,011	7,906	737
LEGG MASON VALUE TRUST
Value at beginning of period	14.71	13.84	13.09	11.64	10.00
Value at end of period	13.79	14.71	13.84	13.09	11.64
Number of accumulation units outstanding at end of period	11,700	59,054	52,223	1,935	904
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.32	10.00
Value at end of period	9.31	11.32
Number of accumulation units outstanding at end of period	5,381	20
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	16.94	14.70	13.55	11.62	10.00
Value at end of period	18.10	16.94	14.70	13.55	11.62
Number of accumulation units outstanding at end of period	98,170	146,866	100,415	67,348	5,239
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	14.66	13.20	12.80	11.43	10.00
Value at end of period	14.45	14.66	13.20	12.80	11.43
Number of accumulation units outstanding at end of period	190,154	244,849	233,233	90,440	20,764
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	15.94	14.19	14.30	11.73	10.00
Value at end of period	15.50	15.94	14.19	14.30	11.73
Number of accumulation units outstanding at end of period	56,279	106,559	90,653	9,637	3,116
MAXIM BOND INDEX
Value at beginning of period	10.75	10.38	10.19	9.89	10.00
Value at end of period	11.44	10.75	10.38	10.19	9.89
Number of accumulation units outstanding at end of period	87,319	201,607	144,138	1,947	976
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	12.39	11.53	11.09	10.40	10.00
Value at end of period	13.05	12.39	11.53	11.09	10.40
Number of accumulation units outstanding at end of period	14,813	29,317	20,173	12,374	2,457
MAXIM INDEX 600
Value at beginning of period	18.06	15.80	14.79	12.18	10.00
Value at end of period	17.86	18.06	15.80	14.79	12.18
Number of accumulation units outstanding at end of period	80,537	199,336	189,005	14,108	11,096
MAXIM INVESCO ADR
Value at beginning of period	19.47	15.75	14.19	11.89	10.00
Value at end of period	20.85	19.47	15.75	14.19	11.89
Number of accumulation units outstanding at end of period	57,775	64,236	28,688	8,357	6,921

INVESTMENT DIVISION (0.25)	2007	2006	2005	2004	2003
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	13.80	12.45	12.03	10.87	10.00
Value at end of period	14.88	13.80	12.45	12.03	10.87
Number of accumulation units outstanding at end of period	124,016	112,349	80,152	8,116	4,835
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	18.14	15.41	14.56	11.95	10.00
Value at end of period	18.68	18.14	15.41	14.56	11.95
Number of accumulation units outstanding at end of period	50,195	52,683	39,103	3,246	------
MAXIM SMALL-CAP GROWTH
Value at beginning of period	13.00	12.70	12.17	11.51	10.00
Value at end of period	14.56	13.00	12.70	12.17	11.51
Number of accumulation units outstanding at end of period	90,577	96,314	103,912	66,116	29,068
MAXIM MODERATE PROFILE I
Value at beginning of period	14.42	12.91	12.17	10.96	10.00
Value at end of period	15.41	14.42	12.91	12.17	10.96
Number of accumulation units outstanding at end of period	325,854	497,048	311,090	133,066	9,523
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	15.47	13.63	12.69	11.22	10.00
Value at end of period	16.55	15.47	13.63	12.69	11.22
Number of accumulation units outstanding at end of period	261,542	358,989	197,892	116,765	3,082
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	13.60	12.41	11.74	10.73	10.00
Value at end of period	14.44	13.60	12.41	11.74	10.73
Number of accumulation units outstanding at end of period	64,881	79,721	41,291	32,315	2,458
MAXIM MONEY MARKET
Value at beginning of period	10.79	10.34	10.09	10.02	10.00
Value at end of period	11.27	10.79	10.34	10.09	10.02
Number of accumulation units outstanding at end of period	394,031	361,594	284,632	70,140	38,346
MAXIM STOCK INDEX
Value at beginning of period	14.90	13.02	12.43	11.25	10.00
Value at end of period	15.62	14.90	13.02	12.43	11.25
Number of accumulation units outstanding at end of period	708,144	1,109,700	1,058,265	508,881	223,569
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	15.77	13.27	12.78	11.14	10.00
Value at end of period	16.24	15.77	13.27	12.78	11.14
Number of accumulation units outstanding at end of period	223,399	325,229	213,041	26,050	17,724
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	16.53	15.52	13.63	11.57	10.00
Value at end of period	19.27	16.53	15.52	13.63	11.57
Number of accumulation units outstanding at end of period	71,051	169,064	101,179	7,122	2,077
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	22.86	16.87	14.49	12.22	10.00
Value at end of period	24.24	22.86	16.87	14.49	12.22
Number of accumulation units outstanding at end of period	106,679	154,607	88,166	37,284	5,098
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	11.01	10.57	10.37	10.01	10.00
Value at end of period	11.69	11.01	10.57	10.37	10.01
Number of accumulation units outstanding at end of period	166,214	211,994	170,957	12,225	7,818

INVESTMENT DIVISION (0.25)	2007	2006	2005	2004	2003
MFS CORE GROWTH
Value at beginning of period	12.48	11.78	11.66	10.97	10.00
Value at end of period	14.27	12.48	11.78	11.66	10.97
Number of accumulation units outstanding at end of period	154	211	282	154	------
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	13.45	12.54	12.01	11.31	10.00
Value at end of period	15.26	13.45	12.54	12.01	11.31
Number of accumulation units outstanding at end of period	17,065	12,627	8,651	912	-----
OPPENHEIMER GLOBAL
Value at beginning of period	16.05	13.71	12.07	10.00
Value at end of period	16.97	16.05	13.71	12.07
Number of accumulation units outstanding at end of period	44,491	61,197	38,226	5,203
PIMCO TOTAL RETURN
Value at beginning of period	11.02	10.65	10.40	9.94	10.00
Value at end of period	11.96	11.02	10.65	10.40	9.94
Number of accumulation units outstanding at end of period	78,161	91,301	43,992	3,577	2,796
PIONEER EQUITY INCOME VCT II
Value at beginning of period	16.47	13.52	12.85	11.10	10.00
Value at end of period	16.52	16.47	13.52	12.85	11.10
Number of accumulation units outstanding at end of period	6,331	9,160	11,917	222	-----
RS SELECT GROWTH
Value at beginning of period	12.17	11.29	11.50	10.00
Value at end of period	13.80	12.17	11.29	11.50
Number of accumulation units outstanding at end of period	1,805	2,734	2,998	395
RS EMERGING GROWTH
Value at beginning of period	15.32	14.03	13.97	12.16	10.00
Value at end of period	17.42	15.32	14.03	13.97	12.16
Number of accumulation units outstanding at end of period	3,738	6,710	12,766	1,075	7,126
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	12.14	11.99	10.00
Value at end of period	13.59	12.14	11.99
Number of accumulation units outstanding at end of period	59,528	41,514	9,172
VAN KAMPEN COMSTOCK
Value at beginning of period	11.14	10.00
Value at end of period	10.88	11.14
Number of accumulation units outstanding at end of period	22,870	5,310

INVESTMENT DIVISION (0.00)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
AIM LARGE CAP GROWTH
Value at beginning of period	7.04	6.57	6.38	6.11	4.88	6.63	8.61.	10.00
Value at end of period	8.13	7.04	6.57	6.38	6.11	4.88	6.63	8.61
Number of accumulation units outstanding at end of period	7,073	1,383	1,409	2,172	2,573	2,575	1,870	29.74
AIM DYNAMICS
Value at beginning of period	7.61	6.53	5.92	5.29	3.82	5.71	8.51	10.00
Value at end of period	8.55	7.61	6.53	5.92	5.29	3.82	5.71	8.51
Number of accumulation units outstanding at end of period	17,436	7,835	9,238	8,766	9,191	7,398	3,160	13.77
AIM SMALL CAP GROWTH
Value at beginning of period	13.76	12.04	11.11	10.40	7.48	10.00
Value at end of period	15.33	13.76	12.04	11.11	10.40	7.48
Number of accumulation units outstanding at end of period	6,800	4,539	6,004	2,291	1,322	263
ALGER AMERICAN BALANCED
Value at beginning of period	13.47	12.87	11.87	11.35	9.53	10.87	11.09	11.41	10.00
Value at end of period	15.14	13.47	12.87	11.87	11.35	9.53	10.87	11.09	11.41
Number of accumulation units outstanding at end of period	22,346	1,141	2,366	145	614	347	73	---	---
ALGER AMERICAN MIDCAP GROWTH
Value at beginning of period	17.78	16.14	14.70	13.00	8.80	12.49	13.36	12.24	10.00
Value at end of period	23.39	17.78	16.14	14.70	13.00	8.80	12.49	13.36	12.24
Number of accumulation units outstanding at end of period	111,057	16,279	14,742	2,207	2,300	1,755	5,675	6,106.52	4,468.96
AMERICAN CENTURY EQUITY INCOME
Value at beginning of period	21.54	18.04	17.60	15.64	12.59	13.25	11.91	10.00
Value at end of period	21.93	21.54	18.04	17.60	15.64	12.59	13.25	11.91
Number of accumulation units outstanding at end of period	109,497	29,831	18,167	12,746	8,083	4,757	869	---
AMERICAN FUNDS GROWTH FUND OF AMERICA
Value at beginning of period	10.96	10.00
Value at end of period	12.12	10.96
Number of accumulation units outstanding at end of period	39,577	14,851
ARTISAN INTERNATIONAL
Value at beginning of period	12.94	10.30	8.86	7.52	5.83	7.18	8.54	10.00
Value at end of period	15.49	12.94	10.30	8.86	7.52	5.83	7.18	8.54
Number of accumulation units outstanding at end of period	187,254	26,213	9,000	3,068	1,553	244	15	15.37
DAVIS NEW YORK VENTURE
Value at beginning of period	11.16	10.00
Value at end of period	11.68	11.16
Number of accumulation units outstanding at end of period	43,329	9,631
FEDERATED CAPITAL APPRECIATION
Value at beginning of period	12.85	11.07	10.87	10.14	8.19	10.00
Value at end of period	14.21	12.85	11.07	10.87	10.14	8.19
Number of accumulation units outstanding at end of period	109,714	51,441	41,151	24,622	19,027	14,740
FIDELITY VIP CONTRAFUND
Value at beginning of period	20.95	18.75	16.03	13.88	10.81	11.92	13.59	14.55	11.71	10.00
Value at end of period	24.63	20.95	18.75	16.03	13.88	10.81	11.92	13.59	14.55	11.71
Number of accumulation units outstanding at end of period	151,210	45,984	42,628	4,150	3,156	1,165	647	591.75	1,704.69	-
FIDELITY VIP GROWTH
Value at beginning of period	13.31	12.46	11.78	11.39	8.58	12.27	14.90	16.74	12.18	10.00
Value at end of period	16.91	13.31	12.46	11.78	11.39	8.58	12.27	14.90	16.74	12.18
Number of accumulation units outstanding at end of period	775,813	497,756	528,427	58,817	63,827	64,250	65,066	71,676.33	82,726.28	56,691.14

INVESTMENT DIVISION (0.00)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
JANUS TWENTY
Value at beginning of period	7.24	6.45	5.90	4.76	3.80	5.00	7.05	10.00
Value at end of period	9.85	7.24	6.45	5.90	4.76	3.80	5.00	7.05
Number of accumulation units outstanding at end of period	58,344	18,312	22,900	68,045	48,970	46,538	5,572	74.13
JANUS WORLDWIDE
Value at beginning of period	7.48	6.35	6.00	5.68	4.57	6.18	8.02	10.00
Value at end of period	8.17	7.48	6.35	6.00	5.68	4.57	6.18	8.02
Number of accumulation units outstanding at end of period	26,254	10,160	15,839	12,692	15,471	7,008	3,068	68.81
JENSEN
Value at beginning of period	11.96	10.52	10.69	10.00
Value at end of period	12.80	11.96	10.52	10.69
Number of accumulation units outstanding at end of period	24,957	6,940	5,993	1,491
LEGG MASON VALUE TRUST
Value at beginning of period	15.61	14.65	13.82	12.26	8.50	10.00
Value at end of period	14.66	15.61	14.65	13.82	12.26	8.50
Number of accumulation units outstanding at end of period	62,807	12,841	11,920	3,914	3,099	9
MAINSTAY SMALL CAP OPPORTUNITY
Value at beginning of period	11.32
Value at end of period	9.35
Number of accumulation units outstanding at end of period	14,996
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	19.44	16.83	15.47	13.23	10.13	12.30	13.05	14.01	11.50	10.00
Value at end of period	20.82	19.44	16.83	15.47	13.23	10.13	12.30	13.05	14.01	11.50
Number of accumulation units outstanding at end of period	5,234,106	4,776,795	4,188,964	4,195,462	3,514,133	2,695,952	2,053,814	1,524,725.90	980,948.29	411,766.69
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	25.35	22.77	22.02	19.61	15.14	16.96	14.35	12.09	12.06	10.00
Value at end of period	25.04	25.35	22.77	22.02	19.61	15.14	16.96	14.35	12.09	12.06
Number of accumulation units outstanding at end of period	189,993	90,402	92,346	36,285	36,203	39,766	41,705	43,484.08	58,732.02	39,226.80
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	24.87	22.10	22.21	18.18	14.06	15.01	12.97	10.24	10.87	10.00
Value at end of period	24.25	24.87	22.10	22.21	18.18	14.06	15.01	12.97	10.24	10.87
Number of accumulation units outstanding at end of period	1,912,821	1,975,987	2,077,063	1,841,507	1,398,626	1,040,392	682,781	431,552.88	257,904.70	117,016.71
MAXIM BOND INDEX
Value at beginning of period	14.84	14.30	14.01	13.56	13.16	12.00	11.16	10.03	10.00
Value at end of period	15.84	14.84	14.30	14.01	13.56	13.16	12.00	11.16	10.03
Number of accumulation units outstanding at end of period	310,746	55,512	55,882	8,622	7,542	4,277	1,774	---	---
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	16.38	15.20	14.58	13.64	12.25	12.34	11.99	11.33	10.80	10.00
Value at end of period	17.29	16.38	15.20	14.58	13.64	12.25	12.34	11.99	11.33	10.80
Number of accumulation units outstanding at end of period	2,153,179	1,983,576	1,799,926	1,900,441	1,660,149	1,317,240	1,020,296	820,263.26	704,508.34	542,021.82
MAXIM INDEX 600
Value at beginning of period	21.64	18.89	17.64	14.49	10.49	12.37	11.70	10.61	9.48	10.00
Value at end of period	21.46	21.64	18.89	17.64	14.49	10.49	12.37	11.70	10.61	9.48
Number of accumulation units outstanding at end of period	233,203	24,449	17,052	15,045	14,045	10,490	11,525	13,796.44	14,500.50	11,591.13
MAXIM INVESCO ADR
Value at beginning of period	16.86	13.61	12.23	10.22	7.79	8.97	10.74	11.96	9.75	10.00
Value at end of period	18.11	16.86	13.61	12.23	10.22	7.79	8.97	10.74	11.96	9.75
Number of accumulation units outstanding at end of period	111,242	65,615	136,849	17,265	14,733	13,152	11,069	12,896.48	10,506.29	5,065.09
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	21.39	19.25	18.56	16.72	12.85	11.57	11.28	10.79	10.29	10.00
Value at end of period	23.12	21.39	19.25	18.56	16.72	12.85	11.57	11.28	10.79	10.29
Number of accumulation units outstanding at end of period	2,044,614	1,682,333	1,458,792	635,305	405,521	163,556	104,057	76,001.05	69,826.06	49,103.31

INVESTMENT DIVISION (0.00)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM LOOMIS SAYLES SMALL-CAP VALUE
Value at beginning of period	23.69	20.07	18.92	15.49	11.53	13.49	11.80	9.53	9.58	10.00
Value at end of period	24.45	23.69	20.07	18.92	15.49	11.53	13.49	11.80	9.53	9.58
Number of accumulation units outstanding at end of period	79,815	26,346	24,704	10,622	5,728	4,194	2,361	1,778.21	2,176.29	9,120.17
MAXIM SMALL-CAP GROWTH
Value at beginning of period	13.88	13.52	12.93	12.20	9.31	13.49	17.49	19.96	11.04	10.00
Value at end of period	15.59	13.88	13.52	12.93	12.20	9.31	13.49	17.49	19.96	11.04
Number of accumulation units outstanding at end of period	142,533	70,285	80,334	36,647	36,569	36,329	35,923	38,509.61	41,361.84	31,102.91
MAXIM MODERATE PROFILE I
Value at beginning of period	18.11	16.17	15.22	13.67	11.37	12.43	12.78	12.96	11.13	10.00
Value at end of period	19.40	18.11	16.17	15.22	13.67	11.37	12.43	12.78	12.96	11.13
Number of accumulation units outstanding at end of period	12,593,069	11,346,126	10,149,385	9,685,469	6,611,791	4,015,222	2,784,761	1,899,302.27	1,219,880.72	419,765.72
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	18.97	16.67	15.49	13.66	11.02	12.53	13.13	13.73	11.25	10.00
Value at end of period	20.35	18.97	16.67	15.49	13.66	11.02	12.53	13.13	13.73	11.25
Number of accumulation units outstanding at end of period	12,169,255	10,921,073	9,544,912	9,647,765	7,746,339	5,784,543	4,199,046	2,956,697.36	1,804,051.78	697,144.75
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	16.58	15.08	14.24	12.98	11.14	11.77	11.80	11.87	10.95	10.00
Value at end of period	17.64	16.58	15.08	14.24	12.98	11.14	11.77	11.80	11.87	10.95
Number of accumulation units outstanding at end of period	3,082,208	2,698,011	2,422,600	2,464,929	2,003,116	1,399,483	907,841	669,293.04	443,954.25	177,087.47
MAXIM MONEY MARKET
Value at beginning of period	13.13	12.56	12.23	12.11	12.02	11.86	11.43	10.78	10.28	10.00
Value at end of period	13.75	13.13	12.56	12.23	12.11	12.02	11.86	11.43	10.78	10.28
Number of accumulation units outstanding at end of period	572,328	274,328	212,526	100,864	109,837	28,216	25,020	28,693.39	64,181.93	80,123.80
MAXIM STOCK INDEX
Value at beginning of period	14.44	12.60	11.99	10.83	8.43	10.80	12.23	13.28	11.09	10.00
Value at end of period	15.19	14.44	12.60	11.99	10.83	8.43	10.80	12.23	13.28	11.09
Number of accumulation units outstanding at end of period	1,617,768	692,179	985,487	425,426	463,882	480,385	525,365	554,803.94	560,272.75	444,254.02
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	18.80	15.78	15.16	13.18	10.49	12.06	11.87	10.51	10.17	10.00
Value at end of period	19.41	18.80	15.78	15.16	13.18	10.49	12.06	11.87	10.51	10.17
Number of accumulation units outstanding at end of period	355,484	76,839	67,391	57,992	70,477	71,756	74,636	75,115.23	104,951.02	114,503.07
MAXIM T. ROWE PRICE MIDCAP GROWTH
Value at beginning of period	25.12	23.54	20.62	17.46	12.67	16.24	16.42	15.30	12.28	10.00
Value at end of period	29.36	25.12	23.54	20.62	17.46	12.67	16.24	16.42	15.30	12.28
Number of accumulation units outstanding at end of period	2,764,946	2,647,299	2,520,177	2,334,070	1,956,547	1,468,272	1,105,320	790,764.55	450,551.56	176,746.72
MAXIM BERNSTEIN INTERNATIONAL EQUITY
Value at beginning of period	21.60	15.90	13.62	11.46	8.47	10.33	11.53	11.35	8.73	10.00
Value at end of period	22.95	21.60	15.90	13.62	11.46	8.47	10.33	11.53	11.35	8.73
Number of accumulation units outstanding at end of period	331,145	147,526	123,517	50,177	49,582	43,311	41,110	37,034.10	31,627.04	28,867.69
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	15.46	14.81	14.50	13.95	13.60	12.39	11.57	10.46	10.43	10.00
Value at end of period	16.46	15.46	14.81	14.50	13.95	13.60	12.39	11.57	10.46	10.43
Number of accumulation units outstanding at end of period	276,535	91,979	126,451	68,068	63,935	62,801	58,415	51,242.81	55,109.13	6,374.10
MFS CORE GROWTH
Value at beginning of period	11.67	10.98	10.84	10.18	8.00	10.00
Value at end of period	13.37	11.67	10.98	10.84	10.18	8.00
Number of accumulation units outstanding at end of period	513	454	631	250	259	104

INVESTMENT DIVISION (0.00)	2007	2006	2005	2004	2003	2002	2001	2000	1999
OPPENHEIMER CAPITAL APPRECIATION
Value at beginning of period	12.29	11.43	10.92	10.26	7.91	10.00
Value at end of period	13.98	12.29	11.43	10.92	10.26	7.91
Number of accumulation units outstanding at end of period	64,190	6,705	4,967	1,160	357	1
OPPENHEIMER GLOBAL
Value at beginning of period	16.15	13.76	12.09	10.00
Value at end of period	17.12	16.15	13.76	12.09
Number of accumulation units outstanding at end of period	94,680	16,143	10,031	2,851
PIMCO TOTAL RETURN
Value at beginning of period	12.62	12.17	11.85	11.30	10.73	10.00
Value at end of period	13.73	12.62	12.17	11.85	11.30	10.73
Number of accumulation units outstanding at end of period	116,492	20,103	12,645	7,848	3,828	224
PIONEER EQUITY INCOME VCT II
Value at beginning of period	15.95	13.06	12.38	10.67	8.72	10.41	11.21	9.76	10.00
Value at end of period	16.04	15.95	13.06	12.38	10.67	8.72	10.41	11.21	9.76
Number of accumulation units outstanding at end of period	14,469	2,515	1,854	589	361	134	3	---	---
RS SELECT GROWTH
Value at beginning of period	12.24	11.33	11.51	10.00
Value at end of period	13.92	12.24	11.33	11.51
Number of accumulation units outstanding at end of period	2,633	2,336	2,446	604
RS EMERGING GROWTH
Value at beginning of period	6.14	5.61	5.57	4.84	3.30	5.51	7.58	10.00
Value at end of period	7.00	6.14	5.61	5.57	4.84	3.30	5.51	7.58
Number of accumulation units outstanding at end of period	23,819	17,125	17,806	14,098	9,041	5,320	1,737	2,705.97
RIDGEWORTH SMALL CAP GROWTH STOCK
Value at beginning of period	12.19	12.01	10.00
Value at end of period	13.68	12.19	12.01
Number of accumulation units outstanding at end of period	76,465	19,681	7,900
VAN KAMPEN COMSTOCK
Value at beginning of period	11.15	10.00
Value at end of period	10.92	11.15
Number of accumulation units outstanding at end of period	27,242	6,727

APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus
(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, minus or plus

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to 1.25%, 0.95%, 0.75%, 0.65%, 0.55%, or 0.00%, depending upon the Group Contractowner’s Contract.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone:       (800) 701-8255 (U.S.)

(303) 737-4538 (Greenwood Village)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2008, which is available without charge by contacting Great-West Life & Annuity Insurance Company at the above address or at the above telephone number.

May 1, 2008

TABLE OF CONTENTS

Page

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
UNDERWRITER
FINANCIAL STATEMENTS

CUSTODIAN AND INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

A.	Custodian

The assets of FutureFunds Series Account (the "Series Account") are held by Great-West Life & Annuity Insurance Company ("GWL&A"). The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of GWL&A.

B.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as GWL&A's and the Series Account's independent registered public accounting firm. Deloitte & Touche LLP examines financial statements for GWL&A and the Series Account and provides other audit, tax, and related services.

The financial statements of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company and the financial statements of Great-West Life & Annuity Insurance Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and includes an explanatory paragraph referring to the change in method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and change in method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which was adopted on December 31, 2006, and January 1, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

UNDERWRITER

The offering of the Group Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A. GWFS has received no underwriting commissions in connection with this offering for each of the last three years.

FINANCIAL STATEMENTS

The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Group Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Participants under the Group Contracts are affected solely by the investment results of the Series Account.

GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

FINANCIAL STATEMENTS FOR THE YEARS ENDED

DECEMBER 31, 2007, 2006 AND 2005

AND REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2007and 2006

and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the 'Company') as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 4, the Company changed its method of accounting for income taxes, as required by accounting guidance on January 1, 2007, and changed its method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which the Company adopted on December 31, 2006, and January 1, 2006, respectively.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 27, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Assets
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost $13,592,003 and $15,367,735)	$13,551,233	$15,309,951
Fixed maturities held for trading, at fair value (amortized cost $22,855 and $0)	23,060	'
Mortgage loans on real estate (net of allowances of $9,448 and $15,661)	1,207,169	1,338,193
Equity investments available-for-sale, at fair value (cost $19,749 and $17,875)	29,576	28,242
Policy loans	3,767,872	3,797,585
Short-term investments, available-for-sale (cost approximates fair value)	472,633	960,999
Limited partnership interests	326,971	345,192
Other investments	4,169	4,413

Total investments	19,382,683	21,784,575
Other assets:
Cash	54,814	32,589
Reinsurance receivable:
Related party	381,931	531,389
Other	123,176	176,368
Deferred acquisition costs and value of business acquired	443,302	505,134
Investment income due and accrued	142,801	159,778
Premiums in course of collection	5,443	10,327
Deferred income taxes	155,548	163,796
Collateral under securities lending agreements	93,472	382,423
Due from parent and affiliates	29,138	10,650
Goodwill	101,655	102,374
Other intangible assets	39,234	43,293
Other assets	522,685	494,399
Assets of discontinued operations	724,766	794,785
Separate account assets	18,089,984	16,289,974

Total assets	$40,290,632	$41,481,854

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Liabilities and stockholder's equity
Policy benefit liabilities:
Policy reserves:
Related party	$2,493,511	$4,639,829
Other	14,883,183	14,547,742
Policy and contract claims	262,503	309,442
Policyholders' funds	302,957	272,707
Provision for policyholders' dividends	78,276	109,700
Undistributed earnings on participating business	209,036	188,198

Total policy benefit liabilities	18,229,466	20,067,618

General liabilities:
Due to parent and affiliates	534,956	547,951
Repurchase agreements	138,537	744,117
Commercial paper	95,667	95,020
Payable under securities lending agreements	93,472	382,423
Other liabilities	648,857	622,513
Liabilities of discontinued operations	468,496	603,283
Separate account liabilities	18,089,984	16,289,974

Total liabilities	38,299,435	39,352,899

Commitments and contingencies (Note 21)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	'	'
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	747,533	737,857
Accumulated other comprehensive income (loss)	(1,518)	(46,537)
Retained earnings	1,238,150	1,430,603

Total stockholder's equity	1,991,197	2,128,955

Total liabilities and stockholder's equity	$40,290,632	$41,481,854

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Revenues:
Premium income:
Related party (net of related party premiums ceded of $1,391,980, $4,827 and $5,185)	($1,146,908)	$275,169	$321,663
Other (net of premiums ceded of $40,380, $47,122 and $61,996	289,641	307,283	324,373
Fee income	463,265	341,372	302,961
Net investment income	1,139,541	1,110,136	1,044,081
Net realized gains (losses) on investments	(2,028)	(9,465)	18,697

Total revenues	743,511	2,024,495	2,011,775

Benefits and expenses:
Life and other policy benefits (net of reinsurance recoveries of $39,640, $58,012 and $95,566)	624,381	702,262	632,098
Increase (decrease) in policy reserves:
Related party	(1,539,777)	29,245	147,466
Other	79,254	11,132	49,571
Interest paid or credited to contractholders	497,438	470,416	477,381
Provision for policyholders' share of earnings on participating business	20,296	9,061	(3,039)
Dividends to policyholders	93,544	98,605	100,613

Total benefits	(224,864)	1,320,721	1,404,090
General insurance expenses	432,426	367,315	294,081
Amortization of deferred acquisition costs and value of business acquired	135,570	46,191	51,528
Interest expense	41,713	33,623	14,396

Total benefits and expenses	384,845	1,767,850	1,764,095

Income from continuing operations before income taxes	358,666	256,645	247,680
Income tax expense	118,791	72,603	66,545

Income from continuing operations	239,875	184,042	181,135
Income from discontinued operations, net of income taxes of $85,707, $79,291 and $94,899	178,853	153,160	190,420

Net income	$418,728	$337,202	$371,555

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Condensed Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

			Accumulated Other Comprehensive Income

	Common Stock	Additional Paid-in Capital	Unrealized Gains (Losses) on Securities	Employee Benefit Plan Adjustments	Retained Earnings	Total

Balances, January 1, 2005	$7,032	$725,935	$133,546	($14,751)	$1,192,599	$2,044,361
Net income					371,555	371,555
Other comprehensive income (loss):
Net change in unrealized losses			(125,280)			(125,280)
Minimum pension liability adjustment				(10,333)		(10,333)

Total comprehensive income						235,942
Dividends					(221,358)	(221,358)
Income tax benefit on stock-based compensation		2,766				2,766

Balances, December 31, 2005	$7,032	$728,701	$8,266	($25,084)	$1,342,796	$2,061,711
Net income					337,202	337,202
Other comprehensive income (loss):
Net change in unrealized losses			(23,974)			(23,974)
Minimum pension liability adjustment				989		989

Total comprehensive income						314,217
Impact of adopting SFAS No. 158				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution - stock-based compensation		4,525				4,525
Income tax benefit on stock-based compensation		4,631				4,631

Balances, December 31, 2006	$7,032	$737,857	($15,708)	($30,829)	$1,430,603	$2,128,955
Net income					418,728	418,728
Other comprehensive income (loss):
Net change in unrealized gains			9,903			9,903
Minimum pension liability adjustment				34,998		34,998

Total comprehensive income						463,629
Impact of adopting SFAS No. 155			118		(3)	115
Impact of adopting FIN No. 48					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860

Balances, December 31, 2007	$7,032	$747,533	($5,687)	$4,169	$1,238,150	$1,991,197

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Cash flows from operating activities:
Net income	$418,728	$337,202	$371,555
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	20,296	9,061	(3,039)
Amortization of (premiums) accretion of discounts on investments, net	(58,067)	(55,218)	(52,712)
Net realized (gains) losses on investments	(2,155)	12,076	(38,977)
Net purchases of trading securities	(20,825)	'	'
Depreciation and amortization	176,560	77,256	81,847
Deferral of acquisition costs	(73,062)	(60,187)	(50,437)
Deferred income taxes	(5,239)	32,807	20,108
Changes in assets and liabilities, net of effects of acquisitions:
Policy benefit liabilities	85,799	197,465	86,845
Reinsurance receivable	(106,382)	40,279	120,793
Accrued interest and other receivables	26,695	(16,501)	1,022
Other, net	46,513	(25,994)	(189,526)

Net cash provided by operating activities	508,861	548,246	347,479

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	4,052,791	7,486,226	5,783,036
Mortgage loans on real estate	159,959	325,291	250,112
Equity investments and other limited partnership interests	51,596	209,453	240,886
Purchases of investments:
Fixed maturities available-for-sale	(4,015,650)	(9,146,358)	(5,933,327)
Mortgage loans on real estate	(228,746)	(209,079)	(122,078)
Equity investments and other limited partnership interests	(35,372)	(56,350)	(121,881)
Acquisitions, net of cash acquired	(15,208)	1,301,372	'
Net change in short-term investments	1,132,840	3,459	(574,229)
Net change in repurchase agreements	(625,242)	7,874	192,658
Other, net	(36,643)	(33,629)	64,505

Net cash provided by (used in) investing activities	440,325	(111,741)	(220,318)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007		2006	2005

Cash flows from financing activities:
Contract deposits		$1,228,154	$1,065,805	$1,166,502
Contract withdrawals		(1,491,994)	(1,603,285)	(1,195,166)
Change in due to parent and affiliates		(31,483)	323,018	60,426
Dividends paid		(604,983)	(249,395)	(221,358)
Net commercial paper borrowings (repayments)		647	(44)	20
Change in bank overdrafts		(23,523)	(1,566)	7,034
Income tax benefit of stock option exercises		5,860	4,631	2,766

Net cash used in financing activities		(917,322)	(460,836)	(179,776)

Net increase (decrease) in cash		31,864	(24,331)	(52,615)
Cash, continuing and discontinued operations, beginning of year		33,572	57,903	110,518

Cash, continuing and discontinued operations, end of year		65,436	33,572	57,903
Less cash, discontinued operations, end of year		(10,622)	(983)	(2,382)

Cash, end of year		$54,814	$32,589	$55,521

Supplemental disclosures of cash flow information:
Net cash paid during the year for:
Income taxes		$121,847	$63,619	$93,608
Interest		41,713	30,959	17,553

Non-cash investing and financing transactions during the years:
Assets transferred from The Canada Life Assurance Company (See Note 5)	$	'	$87,622	$468,123
Fair value of assets acquired in settlement of fixed maturity investments			'	4,659
Share-based compensation expense		3,816	4,525	'
Return of invested reinsurance assets to The Canada Life Assurance Company (See Note 5)		1,608,909	'	'

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the 'Company') is a direct wholly-owned subsidiary of GWL&A Financial Inc. ('GWL&A Financial'), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ('Lifeco'). The Company offers a wide range of life insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ('GAAP') requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans on real estate, deferred acquisition costs and value of business acquired, goodwill and other intangible assets, derivative instruments, valuation of privately placed and non-actively traded public investments, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

A reclassification was made in the 2006 consolidated balance sheet to conform to the 2007 presentation. Certain equity investments which in 2007 are presented in limited partnership interests were presented as equity investments in 2006.

Reclassifications were also made to the accompanying consolidated balance sheet at December 31, 2006 and the consolidated statements of income for the years ended December 31, 2006 and 2005 to reflect the Company's discontinued operations. See Note 2.

The reclassifications had no effect on previously reported net income, total assets or total stockholder's equity and were made in order to further enhance the readers' understanding of the Company's consolidated financial statements.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income in the stockholder's equity section in the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company's consolidated balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

During the year ended December 31, 2007, the Company purchased fixed maturity securities which were classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of the Company's consolidated balance sheets. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.

Limited partnership interests are valued under the cost method of accounting. The Company uses this method since it has a minority equity interest and virtually no influence over the entity's operations. Also included in other limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

8.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

the securities loaned in event of default by the borrower. The Company's securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company's consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2007 and 2006, these liabilities were $48,449 and $35,167, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $38,537 and $43,521, are included in other assets at December 31, 2007 and 2006, respectively. The Company capitalized $3,504, $9,329 and $8,732 of internal use software development costs during the years ended December 31, 2007, 2006 and 2005, respectively.

Deferred acquisition costs ('DAC') and value of business acquired ('VOBA') - DAC, which primarily consists of sales commissions and costs associated with the Company's sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2007, 2006 or 2005.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships, preferred provider networks and healthcare provider networks in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, in addition to shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company's separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to avoid the overstatement of assets and liabilities in its consolidated balance sheets at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $11,330,656 and $12,826,595 at December 31, 2007 and 2006, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $5,998,749 and $6,318,534 at December 31, 2007 and 2006, respectively, are established at the contract holder's account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company's prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The policies in which the policyholder shares in the Company's participating earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience. The amount of dividends to be paid is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,019,015 and $6,793,239 at December 31, 2007 and 2006, respectively. Participating business approximates 8.3% and 12.8% of the Company's individual life insurance in-force at December 31, 2007 and 2006, respectively, and 32.4%, 58.0% and 42.0% of individual life insurance premium income for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has established a Participating Policyholder Experience Account ('PPEA') for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets.  In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

The Company has also established a Participation Fund Account ('PFA') for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company ('GWL') under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue for the benefit of the participating policyholders.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

As described more fully in Note 4, the Company adopted FIN No. 48, 'Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109'('FIN 48') effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements.

Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R 'Share-Based Payment' ('SFAS No. 123R') which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' in the notes to its consolidated financial statements (See Notes 4 and 19).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2007 and 2006, the Company was in compliance with the requirement. (See Note 12).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contract holders. The Company fulfills this requirement generally with the deposit of United States government obligations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

2. Discontinued Operations and Assets and Liabilities Held for Sale

On November 26, 2007, the Company and certain of its subsidiaries entered into a definitive Asset and Stock Purchase Agreement to sell substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation ('CIGNA') for $1.5 billion in cash, subject to regulatory and certain other approvals. The transaction is expected to be completed during the second quarter of 2008. The business to be sold, formerly reported as the Company's Healthcare segment, is the vehicle through which the Company markets and administers group life and health insurance to small and mid-sized employers. CIGNA will acquire from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company's supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company's subsidiaries. The Company will retain a small portion of its Healthcare business and reports it within its Individual Markets segment. Upon completion of the proposed transaction, the Company's business will be that of its Individual Markets, Retirement Services and Other segments (See Note 18). As required by Statement of Financial Accounting Standards No. 144, 'Accounting for the Impairment or Disposal of Long-Lived Assets,' the statements of income and balance sheets of these business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA will enter into a Transition Services Agreement (the 'Transition Agreement') whereby the Company will provide certain intellectual technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months, which may be extended, following the completion of the proposed transaction. CIGNA will pay the Company pre-determined monthly fees for these services and will reimburse it for other expenditures it makes under the terms of the Transition Agreement.

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2007 and 2006:

	December 31,

Assets	2007	2006

Fixed maturities available-for-sale	$181,051	$176,704
Short-term investments, available-for-sale	70,044	95,706
Receivables related to uninsured accident and health plan claims, net	134,397	150,854
Reinsurance receivable	46,772	81,987
Goodwill and other intangible assets	58,238	47,475
Premiums in course of collection	91,162	97,547
Deferred income taxes	(9,673)	9,263
Other	152,775	135,249

Total assets	$724,766	$794,785

Liabilities

Policy reserves	$103,219	$148,184
Policy and contract claims	84,662	103,580
Policyholders' funds	106,563	113,594
Other	174,052	237,925

Total liabilities	$468,496	$603,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Total revenues from discontinued operations	$1,343,961	$1,609,654	$1,303,960
Total benefits and expenses from discontinued operations	1,079,401	1,377,203	1,018,641

Income from discontinued operations before income taxes	264,560	232,451	285,319
Provision for income taxes	85,707	79,291	94,899

Income from discontinued operations	$178,853	$153,160	$190,420

3. Acquisitions

Metropolitan Life Insurance Company's 401(k) and defined benefit business

On October 2, 2006, the Company purchased several parts of the full service-bundled, small and midsized 401(k) as well as certain defined benefit plan business from Metropolitan Life Insurance Company and its affiliates ('MetLife'). The assets acquired and liabilities assumed and the results of operations have been included in the Company's consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 280,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retained the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.2 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of business acquired ('VOBA') and goodwill. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at October 2, 2006:

Assets

Cash acquired, net of cash consideration	$1,384,117
Value of business acquired	46,033
Goodwill	56,981
Other intangible assets	6,337
Other assets	650

Total assets	$1,494,118

Liabilities and Stockholder's Equity

Policy reserves	$1,486,147
Other liabilities	7,971

Total liabilities	$1,494,118

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

performance, surrenders, operating expenses, investment returns and other factors. Actual experience of the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,981, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank's defined contribution business

On December 31, 2006, the Company purchased the full service-bundled, defined contribution business from U.S. Bank. The results of operations of this business have been included in the Company's consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent approximately 195,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. An adjustment to the purchase price may be paid to or received from U.S. Bank in 2008. The adjustment is contingent upon the attainment of certain revenue and contract retention targets. Any adjustment either paid to or received from U.S. Bank in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of goodwill and other intangible assets acquired. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at December 31, 2006:

Assets

Cash consideration	($72,000)
Goodwill	38,990
Other intangible assets	35,010

Total assets	$2,000

Liabilities and Stockholder's Equity

Other liabilities	$2,000

Total liabilities	$2,000

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $38,990, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $27,040 and the estimated fair value of the preferred provider agreement of $7,970. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

4. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In December 2004, the Financial Accounting Standards Board (the 'FASB') issued Statement of Financial Accounting Standards No. 123R, 'Share-Based Payment' ('SFAS No. 123R'). SFAS No. 123R replaces Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' ('SFAS No. 123') and supersedes Accounting Principles Board Opinion No. 25 'Accounting for Stock Issued to Employees' ('APB No. 25'). SFAS No. 123R requires a company to use the fair value method to recognize the cost of its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. The adoption of SFAS No. 123R did not have a material effect on the Company's consolidated balance sheets or the results of its operations (See Note 19).

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, 'Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts' ('SOP 05-1'). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, 'Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.' SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' ('FSP 115-1 and 124-1'). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' and amends Statement of Financial Accounting Standards No. 115 'Accounting for Certain Investments in Debt and Equity Securities,' Statement of Financial Accounting Standards No. 124 'Accounting for Certain Investments Held by Not-for-Profit Organizations' and Accounting Principles Board Opinion No. 18 'The Equity Method of Accounting for Investments in Common Stock.' FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary in nature and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 was effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, 'Accounting for Certain Hybrid Financial Instruments' ('SFAS No. 155'). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities' to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 increased stockholder's equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, 'Accounting for Uncertainty in Income Taxes' ('FIN 48'). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 'Accounting for Income Taxes'. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 decreased stockholder's equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans' ('SFAS No. 158'). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan's overfunded status or a liability for a plan's underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder's equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006. The adoption of SFAS No. 158 decreased accumulated other comprehensive income (loss) by $6,734. The adoption of SFAS No. 158 did not affect the results of operations for the year ended December 31, 2006. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan's assets and obligations that determine its funded status as of the end of its fiscal year. The Company is evaluating the impact that the adoption of the measurement date provision of SFAS No. 158 will have on its consolidated financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, 'Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements' ('SAB No. 108'). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB No. 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB No. 108. The Company adopted SAB No. 108 on December 31, 2006. The adoption of SAB No. 108 did not have a material effect on the Company's consolidated financial position.

Accounting pronouncements that will be adopted in the future

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, 'Fair Value Measurements' ('SFAS No. 157'). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material effect on the Company's consolidated financial position or results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, 'The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115' ('SFAS No.159'). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, 'Accounting for Certain Investments in Debt and Equity Securities', applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have a material effect on the Company's consolidated financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), 'Business Combinations' ('SFAS No. 141(R)') and Statement of Financial Accounting Standards No. 160, 'Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51' ('SFAS No. 160'). These statements change the accounting for and reporting of business combination transactions and noncontrolling (minority) interests in consolidated financial statements. Some of the significant changes include the recognition of one hundred percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values with subsequent changes in fair value reflected in earnings; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date. SFAS No. 141(R) and SFAS No. 160 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008. The Company will adopt the provisions of these statements for its fiscal year beginning January 1, 2009. The Company is evaluating the impact that the adoption of SFAS No. 141(R) and SFAS No. 160 will have on its consolidated financial position and the results of its operations.

5. Related Party Transactions

The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ('GWL'), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company provides administrative and operational services for the United States operations of The Canada Life Assurance Company ('CLAC'), an indirect wholly-owned subsidiary of Lifeco. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,

	2007	2006	2005

Investment management revenue included in net investment income	$7,959	$6,772	$7,377
Administrative and underwriting expense reimbursements included as a reduction to general insurance expenses	1,255	1,399	1,367

Total	$9,214	$8,171	$8,744

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

          The following table summarizes amounts due from parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc.	On account	On demand	$25,932	$	'
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.	On account	On demand	521		229
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	1,370		865
Putnam Investments LLC	On account	On demand	1,315		'
The Canada Life Assurance Company	On account	On demand	'		9,556

Total			$29,138		$10,650

          The following table summarizes amounts due to parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc. [1]	Surplus note	November 2034	$194,194	$194,184
GWL&A Financial Inc. [2]	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2008	5,095	4,701
GWL&A Financial Inc.	On account	On demand	'	12,907
Great-West Lifeco Finance LP	On account	On demand	582	'
The Great-West Life Assurance Company	On account	On demand	1,046	2,759
The Canada Life Assurance Company	On account	On demand	639	'

Total			$534,956	$547,951

[1]

A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,194 and $194,184 at December 31, 2007 and 2006, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

[2]

A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month LIBOR rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, $28,848 and $14,396 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

On June 1, 2007, the Company's Individual Markets segment terminated its reinsurance agreement with an affiliate, The Canada Life Assurance Company ('CLAC'), pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis. The Company recorded, at fair value, the following on June 1, 2007 in its consolidated balance sheet in connection with the termination of the reinsurance agreement:

Assets

Fixed maturities	($1,177,180)
Mortgage loans on real estate	(196,743)
Policy loans	(219,149)
Reinsurance receivable	(310,865)
Deferred policy acquisition costs and value of business acquired	(68,809)
Investment income due and accrued	(15,837)
Premiums in course of collection	(3,540)
Deferred income taxes	(18,274)

Total assets	($2,010,397)

Liabilities and Stockholder's Equity

Policy reserves	($1,976,028)
Policy and contract claims	(20,256)
Policyholders' funds	(20,464)
Provision for policyholder dividends	(31,841)
Undistributed earnings on participating business	8,161
Other liabilities	103

Total liabilities	(2,040,325)

Accumulated other comprehensive income	7,684
Retained earnings	22,244

Total stockholder's equity	29,928

Total liabilities and stockholder's equity	($2,010,397)

The Company recorded the following on June 1, 2007 in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income, related party	($1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)

Total revenues	(1,343,407)

Decrease in reserves, related party	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961

Total benefits and expenses	(1,382,023)

Income before income taxes	38,616
Income taxes	16,372

Net income	$22,244

On July 3, 2007, Great-West Life & Annuity Insurance Company of South Carolina ('GWSC'), a wholly-owned subsidiary of the Company, and CLAC amended their reinsurance agreement pursuant to which the Company assumed additional term life insurance from CLAC. As a result of this amendment, the Company recorded $33,677 in both premium income and increase in reserves in the consolidated statement of income on July 3, 2007. GWL&A Financial obtained two letters of credit for the benefit of the Company during December 2005 as collateral under the GWSC and CLAC reinsurance agreement for on-balance sheet policy liabilities and capital support. The first is for $802,100 and renews automatically until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews automatically. At December 31, 2007 and 2006, there were no outstanding amounts related to these lines of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

As a result of this amendment, the Company also recorded the following in the consolidated balance sheet on July 3, 2007:

Assets

Reinsurance receivable	$33,677

$33,677

Liabilities and Stockholder's Equity

Policy reserves	$33,677

$33,677

Included within reinsurance receivable in the consolidated balance sheets are $334,169 and $231,842 of funds withheld assets as of December 31, 2007 and 2006, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company's separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

6. Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2007:

	December 31, 2007

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$2,701,076	$40,661	$7,287	$2,734,450	$2,734,450
Obligations of U.S. states and their subdivisions	1,213,378	61,168	1,129	1,273,417	1,273,417
Foreign governments	1,801	'	31	1,770	1,770
Corporate debt securities	5,327,480	90,847	94,403	5,323,924	5,323,924
Mortgage-backed and asset-backed securities	4,348,268	26,109	156,705	4,217,672	4,217,672

Total fixed maturities	$13,592,003	$218,785	$259,555	$13,551,233	$13,551,233

Total equity investments	$19,749	$10,414	$587	$29,576	$29,576

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2006:

	December 31, 2006

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$3,681,682	$21,168	$28,231	$3,674,619	$3,674,619
Obligations of U.S. states and their subdivisions	1,320,202	20,367	22,783	1,317,786	1,317,786
Foreign governments	14,591	'	132	14,459	14,459
Corporate debt securities	5,761,584	83,393	90,398	5,754,579	5,754,579
Mortgage-backed and asset-backed securities	4,589,676	29,374	70,542	4,548,508	4,548,508

Total fixed maturities	$15,367,735	$154,302	$212,086	$15,309,951	$15,309,951

Total equity investments	$17,875	$10,372	$5	$28,242	$28,242

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2007, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007

	Amortized Cost	Estimated Fair Value

Maturing in one year or less	$947,857	$941,378
Maturing after one year through five years	2,527,759	2,591,909
Maturing after five years through ten years	1,686,852	1,712,933
Maturing after ten years	1,554,714	1,534,061
Mortgage-backed and asset-backed securities	6,874,821	6,770,952

	$13,592,003	$13,551,233

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Proceeds from sales	$2,488,042	$5,944,439	$3,921,643
Gross realized gains from sales	30,834	47,746	33,049
Gross realized losses from sales	(4,309)	(54,221)	(38,911)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has fixed maturity securities with fair values in the amounts of $11,156 and $12,922 that have been non-income producing for the twelve months preceding December 31, 2007 and 2006, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

The Company's use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amounts of $0, $224 and $0 were recorded as an increase to net investment income during the years ended December 31, 2007, 2006 and 2005, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $606 was recorded as an increase to net investment income during the year ended December 31, 2007, while $89 was recorded as a decrease to net investment income during the year ended December 31, 2006 and $567 was recorded as an increase to net investment income during the year ended December 31, 2005.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. A derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007 while derivative net gains in the amounts of $1,709 and $7,853 were reclassified to net investment income during the years ended December 31, 2006 and 2005. As of December 31, 2007, the Company estimates that $1,225 of net derivative gains included in other accumulated comprehensive income will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio. Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities.'

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company occasionally purchases a financial instrument that contains a derivative instrument that is 'embedded' in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument. The Company has the option of separating the embedded derivative from the host contract and carrying it at its fair value or under SFAS No. 155, the Company may carry the entire hybrid instrument at fair value with gains and losses recognized in earnings. Upon adopting SFAS No. 155 on January 1, 2007, the Company no longer bifurcates its credit default swaps.

During the years ended December 31, 2007, 2006 and 2005, decreases in the amounts of $75, $264 and $833, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2007 and 2006:

	December 31, 2007

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$338,075	3.94%-4.70%	November 2008- February 2045
Foreign currency exchange contracts	52,001	N/A	March 2014- December 2016
Futures:
Ten year U.S. Treasury Long position	30,900	N/A	March 2008

	December 31, 2006

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$344,876	2.72%-5.37%	April 2007- February 2045
Credit default swaps	98,295	N/A	January 2007- November 2007
Foreign currency exchange contracts	30,000	N/A	December 2016
Futures:
Ten year U.S. Treasury:
Long position	2,100	N/A	March 2007
Five year U.S. Treasury:
Long position	23,500	N/A	March 2007
Total return swap:
Receivable for coinsurance with funds withheld	386,499	Variable	Indeterminable

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2007 and 2006:

	December 31,

	2007		2006

Impaired loans, net of related allowance for credit losses of $0 and $6,213	$	'	$4,869
Impaired loans with no related allowance for credit losses		'	1,344
Average balance of impaired loans during the year		6,213	11,773
Interest income recognized while impaired		'	50
Interest income received and recorded while impaired using the cash basis method of recognition		'	109

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $6,223 and $6,491 at December 31, 2007 and 2006, respectively.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Balance, January 1	$15,661	$15,661	$30,339
Release of provision	(6,213)	'	(8,000)
Amounts written off, net of recoveries	'	'	(6,678)

Balance, December 31	$9,448	$15,661	$15,661

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company's equity investments was $29,576 and $28,242 at December 31, 2007 and 2006, respectively.

Limited partnership interests - At December 31, 2007 and 2006, the Company had $326,971 and $345,192, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2007 and 2006 were $18,849 and $27,441, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $35,539 and $59,177 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amounts of $84,851 and $365,219 and estimated fair values in the amounts of $90,087 and $365,341 were on loan under the program at December 31, 2007 and 2006, respectively. The Company was liable for collateral under its control in the amounts of $93,472 and $382,423 at December 31, 2007 and 2006, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $496 and $820 at December 31, 2007 and 2006, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, being recorded in accumulated other comprehensive income in the stockholder's equity section in the accompanying consolidated balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company's process for the identification and evaluation of other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based upon management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

'	Fair value is significantly below cost.

'	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

'	The decline in fair value has existed for an extended period of time.

'	A debt security has been downgraded by a credit rating agency.

'	The financial condition of the issuer has deteriorated.

'	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2007 and 2006. The Company considers these investments to be only temporarily impaired:

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$93,564	$1,035	$584,237	$6,252	$677,801	$7,287
Obligations of U.S. states and their subdivisions	18,748	427	83,482	702	102,230	1,129
Foreign governments	'	'	1,770	31	1,770	31
Corporate debt securities	483,359	19,290	1,907,778	75,113	2,391,137	94,403
Mortgage-backed and asset-backed securities	873,956	74,461	2,097,427	82,244	2,971,383	156,705

Total fixed maturities	$1,469,627	$95,213	$4,674,694	$164,342	$6,144,321	$259,555

Equity investments	$3,615	$587	$ '	$ '	$3,615	$587

Total number of securities in an unrealized loss position	133		667		800

	December 31, 2006

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$1,480,131	$8,560	$900,247	$19,671	$2,380,378	$28,231
Obligations of U.S. states and their subdivisions	279,895	6,251	456,157	16,532	736,052	22,783
Foreign governments	1,217	7	13,242	125	14,459	132
Corporate debt securities	1,155,371	15,950	2,159,779	74,448	3,315,150	90,398
Mortgage-backed and asset-backed securities	722,367	7,782	2,089,050	62,760	2,811,417	70,542

Total fixed maturities	$3,638,981	$38,550	$5,618,475	$173,536	$9,257,456	$212,086

Equity investments	$309	$1	$79	$4	$388	$5

Total number of securities in an unrealized loss position	978		1,455		2,433

Fixed maturity investments - At December 31, 2007 and 2006, less than 3% and less than 1%, respectively, of these securities were rated non-investment grade. Approximately $21,400 of unrealized losses on mortgage-backed and asset-backed securities were related to a decrease in credit quality; however, the fair value is still approximately 92% of the book value of these securities. The unrealized losses on the remaining securities are primarily attributable to fluctuations in market interest rates and changes in credit spreads since the securities were acquired. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

At December 31, 2007 and 2006, the Company had $94,403 and $90,398, respectively, of unrealized losses related to its corporate debt fixed maturity securities. Management has classified these securities by sector, calculated as a percentage of total unrealized losses, as follows:

	December 31,

Corporate sector	2007	2006

Finance	53%	17%
Utility	19%	36%
Consumer	10%	13%
Natural resources	8%	12%
Transportation	5%	10%
Other	5%	12%

	100%	100%

The increase in unrealized losses in the Finance industry was primarily related to perpetual floating-interest rate securities issued by Canadian and foreign banks. None of the losses were related to a ratings downgrade. All these securities are rated A or above. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Equity investments - The increase in unrealized losses from 2006 to 2007 is related to issues in the airline industry. At December 31, 2007, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

Other-than-temporary impairment recognition

The Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $34,485, $6,094 and $12,958 during the years ended December 31, 2007, 2006 and 2005, respectively. Of the $34,485, $20,750 was recognized in connection to the termination of the CLAC reinsurance agreement (See Note 5) because the Company no longer had the intent to hold the investments until recovery. The remaining impairments were primarily related to repurchase agreement financing transactions, corporate debt securities in the auto industry and asset-backed securities with manufactured housing collateral. During the years ended December 31, 2007, 2006 and 2005, the Company recorded other-than-temporary impairments on equity securities in the amounts of $389, $469 and $261, respectively.

7. Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$14,046,926	$14,046,926	$16,270,950	$16,270,950
Mortgage loans on real estate	1,207,169	1,220,186	1,338,193	1,340,089
Equity investments	29,576	29,576	28,242	28,242
Policy loans	3,767,872	3,767,872	3,797,585	3,797,585
Limited partnership interests	326,971	326,971	345,192	345,192
Derivative instruments	8,734	8,734	2,127	2,127
Collateral under securities lending agreements	93,472	93,472	382,423	382,423
Reinsurance receivable	131,506	131,506	133,211	133,211
Separate account assets	18,089,984	18,089,984	16,289,974	16,289,974

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2007		December 31, 2006

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$5,998,749	$6,041,886	$6,320,290	$6,312,243
Policyholders' funds	302,957	302,957	272,707	272,707
Repurchase agreements	138,537	138,537	744,117	744,117
Commercial paper	95,667	95,667	95,020	95,020
Payable under securities lending agreements	93,472	93,472	382,423	382,423
Derivative instruments	3,634	3,634	7,757	7,757
Notes payable	532,689	532,689	532,285	532,285
Separate account liabilities	18,089,984	18,089,984	16,289,974	16,289,974

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company's financial instruments.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements

The carrying value of short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements is a reasonable estimate of fair value due to their short-term nature.

Reinsurance receivables

The estimated fair values and carrying amounts of reinsurance receivables at December 31, 2006 include a reduction of $58,569 representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 5). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Annuity contract reserves without life contingencies

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

Policyholders' funds

The estimated fair values of policyholders' funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

Derivatives

Included in other assets at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $8,734 and $2,127, respectively. Included in other liabilities at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $3,634 and $7,757, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates and other relevant factors.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to a net asset value on a daily basis, which approximates fair value.

8. Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2007 and 2006, the reinsurance receivables had carrying values in the amounts of $505,107 and $707,757, respectively. Included in these amounts are $381,931 and $531,389 at December 31, 2007 and 2006, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2007 or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2007:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$52,406,664	$31,359,824	$83,766,488
Reinsurance ceded	(12,229,471)	'	(12,229,471)
Reinsurance assumed	93,804,317	'	93,804,317

Net	$133,981,510	$31,359,824	$165,341,334

Percentage of amount assumed to net	70.0%	0.0%	56.7%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$292,972	$24,367	$5,058	$322,397
Reinsurance ceded	(1,403,899)	(2,853)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	'	51	252,696

Net	($858,282)	$21,514	($20,499)	($857,267)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2006:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$51,586,508	$30,452,054	$82,038,562
Reinsurance ceded	(12,307,112)	'	(12,307,112)
Reinsurance assumed	86,823,557	'	86,823,557

Net	$126,102,953	$30,452,054	$156,555,007

Percentage of amount assumed to net	68.9%	0.0%	55.5%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$276,929	$39,760	$11,087	$327,776
Reinsurance ceded	(43,025)	(8,752)	(172)	(51,949)
Reinsurance assumed	306,572	'	53	306,625

Net	$540,476	$31,008	$10,968	$582,452

The following table summarizes total premium income for the year ended, December 31, 2005:

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$309,151	$44,361	$4,677	$358,189
Reinsurance ceded	(51,904)	(14,520)	(757)	(67,181)
Reinsurance assumed	352,619	'	2,409	355,028

Net	$609,866	$29,841	$6,329	$646,036

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

9. Deferred Acquisition Costs ('DAC') and Value of Business Acquired ('VOBA')

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2007, 2006 and 2005:

	DAC	VOBA	Total

Balance, January 1, 2005	$384,251	$3,837	$388,088
Capitalized additions	50,437	'	50,437
Amortization	(51,306)	(222)	(51,528)
Unrealized investment gains	33,433	12	33,445
Purchase accounting adjustment	'	6,000	6,000

Balance, December 31, 2005	416,815	9,627	426,442
Capitalized additions	60,186	46,033	106,219
Amortization	(44,526)	(1,665)	(46,191)
Unrealized investment gains (losses)	18,740	(76)	18,664

Balance, December 31, 2006	451,215	53,919	505,134
Capitalized additions	73,062	'	73,062
Amortization	(128,575)	(6,995)	(135,570)
Unrealized investment gains	1,121	118	1,239
Purchase accounting adjustment	'	(563)	(563)

Balance, December 31, 2007	$396,823	$46,479	$443,302

DAC includes $82,162 and $81,408 at December 31, 2006, and 2005 as the result of the CLAC indemnity reinsurance agreement which was terminated on June 1, 2007 as discussed in Note 5.

The estimated future amortization of VOBA for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$6,288
2009	4,190
2010	3,757
2011	3,399
2012	3,096

10. Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2006 and 2007 are as follows:

Retirement Services

Balance, January 1, 2006	$5,784
Additions through acquisitions	96,060
Purchase accounting adjustment	530

Balance, December 31, 2006	102,374
Purchase accounting adjustment	(719)

Balance, December 31, 2007	$101,655

See Note 3 for further discussion on acquisitions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize other intangible assets as of December 31, 2007 and 2006:

	December 31, 2007

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$36,999	($4,154)	$32,845
Preferred provider agreements	7,970	(1,581)	6,389

Total	$44,969	($5,735)	$39,234

	December 31, 2006

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$29,839	($1,036)	$28,803
Preferred provider agreements	14,490	'	14,490

Total	$44,329	($1,036)	$43,293

Amortization expense for other intangible assets included in general insurance expenses was $4,699, $497 and $289 for the years ended December 31, 2007, 2006 and 2005, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$4,464
2009	4,258
2010	4,052
2011	3,845
2012	3,639

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 21).

The following table provides information regarding the Company's commercial paper program at December 31, 2007 and 2006:

	December 31,

	2007	2006

Commercial paper outstanding	$95,667	$95,020
Maturity range (days)	7 - 88	10 - 89
Interest rate range	4.80% - 5.48%	5.31%- 5.38%

12. Stockholder's Equity and Dividend Restrictions

At December 31, 2007 and 2006, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2007 and 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Year Ended December 31,

	2007	2006	2005

	(Unaudited)
Net income	$518,339	$280,875	$391,631
Capital and surplus	1,800,863	1,862,338	1,538,887

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amount of $604,983, $249,395 and $221,358 were paid to the holder of the Company's common stock during the years ended December 31, 2007, 2006 and 2005, respectively.  In March 2008 the Company also paid a dividend in the amount of  $299,985.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2007 were $1,800,863 and $693,306, respectively. The Company may pay up to $693,306 (unaudited) of dividends during 2008 without the prior approval of the insurance commissioner.

13. Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$12,317	($4,311)	$8,006
Unrealized holding gains (losses) arising during the year	3,833	(1,342)	$2,491
Less: reclassification adjustment for gains (losses) realized in net income	3,098	(1,084)	2,014

Net unrealized gains (losses)	19,248	(6,737)	12,511
Reserve, DAC and VOBA adjustment	(4,013)	1,405	(2,608)

Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998

Other comprehensive income (loss)	$69,078	($24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	($7,805)	$2,732	($5,073)
Unrealized holding gains (losses) arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment for gains (losses) realized in net income	3,535	(1,237)	2,298

Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA adjustment	19,785	(6,925)	12,860

Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Employee benefit plan adjustment	1,521	(532)	989

Other comprehensive income (loss)	($35,362)	$12,377	($22,985)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$5,753	($2,014)	$3,739
Unrealized holding gains (losses) arising during the year	(256,982)	89,142	(167,840)
Less: reclassification adjustment for gains (losses) realized in net income	(3,474)	1,216	(2,258)

Net unrealized gains (losses)	(254,703)	88,344	(166,359)
Reserve, DAC and VOBA adjustment	63,393	(22,314)	41,079

Net unrealized gains (losses)	(191,310)	66,030	(125,280)
Employee benefit plan adjustment	(15,897)	5,564	(10,333)

Other comprehensive income (loss)	($207,207)	$71,594	($135,613)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

14. Net Investment Income and Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Investment income:
Fixed maturity and short-term investments	$782,013	$780,272	$722,441
Equity investments	2,260	5,794	11,818
Mortgage loans on real estate	66,994	79,316	92,239
Policy loans	205,772	208,511	202,944
Limited partnership interests	10,887	13,818	6,428
Interest on funds withheld balances under reinsurance agreements	21,199	49,952	56,616
Change in fair value of an embedded derivative contained in a reinsurance agreement	(5,521)	(18,986)	(24,346)
Other, including interest income from related parties of $5,240, $22,505 and $32,723	71,734	6,986	(7,691)

	1,155,338	1,125,663	1,060,449
Investment expenses	(15,797)	(15,527)	(16,368)

Net investment income	$1,139,541	$1,110,136	$1,044,081

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Net realized gains (losses):
Fixed maturity and short-term investments	($9,570)	($8,978)	($17,377)
Equity investments	(48)	(2,768)	24,972
Mortgage loans on real estate	3,202	2,725	(3,375)
Limited partnership interests	(38)	(835)	'
Other	590	(123)	(200)
Provision for mortgage impairments, net of recoveries	3,836	514	14,677

Net realized gains (losses) on investments	($2,028)	($9,465)	$18,697

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $373,244, $373,278 and $351,149 for the years ended December 31, 2007, 2006 and 2005, respectively. The amounts of net realized losses allocated to the participating fund account were $4,669, $12,465 and $3,300 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

15. General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Compensation	$281,670	$251,345	$231,806
Commissions	128,003	103,488	61,998
Premium and other taxes	21,366	19,209	13,302
Capitalization of DAC	(73,062)	(60,186)	(50,437)
Rent, net of sublease income	5,752	7,873	5,579
Other	68,697	45,586	31,833

Total general insurance expenses	$432,426	$367,315	$294,081

16. Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the Defined Benefit Pension Plan or the accumulated post retirement benefit obligation for the Post Retirement Medical Plan) of its pension plan and post retirement medical plan beginning in its December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, 'Employer's Accounting for Pensions' ('SFAS No. 87') all of which were previously netted against the plan's funded status in the Company's statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company's historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at the time of adoption of SFAS No. 158.

Defined Benefit Pension and Post Retirement Medical Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee's years of service and compensation levels near retirement. The Company's policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post Retirement Medical Plan (the 'medical plan') that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the 'Act') was signed into law. Under the Act, which took effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

they become Medicare eligible. The adoption of the amendment resulted in a reduction of the Company's estimated post retirement medical plan benefit obligation in the amount of $34,965 on January 1, 2006.

A November 30 measurement date is used for the Defined Benefit Pension and Post Retirement Medical plans. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets, and the under funded status for the Company's Defined Benefit Pension and Post Retirement Medical plans as of the years ended December 31, 2007 and 2006:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$300,773	$275,646	$25,647	$23,923
Service cost	9,685	9,406	2,050	1,851
Interest cost	17,293	15,970	1,489	1,309
Actuarial (gain) loss	(41,275)	6,166	(2,007)	(433)
Benefits paid	(8,230)	(7,463)	(971)	(1,003)
Plan change	'	1,048	'	'

Benefit obligation, December 31	$278,246	$300,773	$26,208	$25,647

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007		2006

Change in plan assets:
Value of plan assets, January 1	$256,533	$208,753	$	'	$	'
Actual return on plan assets	22,849	19,243		'		'
Employer contributions	3,300	36,000		971		1,003
Benefits paid	(8,230)	(7,463)		(971)		(1,003)

Value of plan assets, December 31	$274,452	$256,533	$	'	$	'

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Funded (under funded) status at December 31	($3,794)	($44,240)	($26,208)	($25,647)

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Amounts recognized in consolidated balance sheets:
Prepaid benefit cost (accrued benefit liability)	($3,794)	($44,240)	($51,663)	($52,171)
Accumulated other comprehensive income	(11,674)	(59,213)	25,455	26,523

The accumulated benefit obligation for the Defined Benefit Pension Plan was $260,147 and $279,828 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	Gross	Net of tax	Gross	Net of tax

Net gain (loss)	($16,531)	($10,745)	($8,154)	($5,300)
Net prior service (cost) credit	(1,199)	(779)	33,609	21,846
Net transition asset (obligation)	6,056	3,937	'	'

	($11,674)	($7,587)	$25,455	$16,546

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2008:

	Defined Benefit Pension Plan				Post Retirement Medical Plan

	Gross		Net of tax		Gross	Net of tax

Net gain (loss)	$	'	$	'	($408)	($266)
Net prior service (cost) credit		(218)		(142)	3,727	2,423
Net transition asset (obligation)		1,514		984	'	'

		$1,296		$842	$3,319	$2,157

The expected benefit payments for the Company's Defined Benefit Pension and Post Retirement Medical Plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post Retirement Medical Plan

2008	$9,626	$986
2009	10,403	1,164
2010	11,019	1,378
2011	12,046	1,652
2012	13,380	1,875
2013 through 2017	87,195	14,060
Net periodic (benefit) cost of the Defined Benefit Pension Plan and the Post Retirement Medical Plan included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	Defined benefit pension plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$9,685	$9,406	$8,498
Interest cost	17,293	15,970	14,537
Expected return on plan assets	(20,166)	(16,835)	(15,610)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	218	462	632
Amortization of loss from earlier periods	4,877	5,447	4,035

Net periodic (benefit) cost	$10,393	$12,936	$10,578

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	Post Retirement Medical Plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$2,050	$1,851	$2,385
Interest cost	1,489	1,309	2,421
Expected return on plan assets	'	'	'
Amortization of transition obligation	'	'	'
Amortization of unrecognized prior service cost	(3,727)	(3,727)	(1,868)
Amortization of loss from earlier periods	651	633	532

Net periodic (benefit) cost	$463	$66	$3,470

The following table presents the assumptions used in determining benefit obligations of the Defined Benefit Pension Plan and the Post Retirement Medical Plan for the years ended December 31, 2007, 2006 and 2005:

	Defined Benefit Pension Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	3.19%	3.19%	3.19%

	Post Retirement Medical Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post Retirement Medical Plan. For measurement purposes, a 9.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease

Increase (decrease) on total service and interest cost on components	$4,058	($3,098)
Increase (decrease) on post-retirement benefit obligation	519	(441)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents how the Company's Defined Benefit Pension Plan assets are invested at December 31, 2007 and 2006:

	December 31,

	2007	2006

Equity securities	73%	70%
Debt securities	25%	28%
Other	2%	2%

Total	100%	100%

The following table presents the Company's target allocation for invested Defined Benefit Pension Plan assets at December 31, 2008:

December 31, 2008

Equity securities	70%
Debt securities	25%
Other	5%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2008. The Company made a contribution in the amount of $3,300 to its Defined Benefit Pension Plan during the year ended December 31, 2007. The Company expects to contribute approximately $986 to its Post Retirement Medical Plan during the year ended December 31, 2008.

The investment objective of the Defined Benefit Pension Plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company's expense for these plans was $4,869, $4,942 and $3,732 for the years ended December 31, 2007, 2006 and 2005, respectively. The liability associated with these plans was $41,676 and $46,084 at December 31, 2007 and 2006, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize changes in the benefit obligations, plan assets and funded status for the Company's Supplemental Executive Retirement Plans for the years ended December 31, 2007 and 2006:

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$46,085	$45,771
Service cost	1,044	964
Interest cost	2,589	2,565
Actuarial (gain) loss	(6,136)	(1,270)
Benefits paid	(1,906)	(1,946)

Benefit obligation, December 31	$41,676	$46,084

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in plan assets:
Fair value of plan assets, January 1	$ '	$ '
Employer contributions	1,906	1,946
Benefits paid	(1,906)	(1,946)

Fair value of plan assets, December 31	$ '	$ '

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Underfunded status	($41,676)	($46,084)
Accumulated other comprehensive expense (income)	(123)	219

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Gross	Net of tax

Net gain (loss)	($283)	($184)
Net prior service (cost) credit	(7,085)	(4,606)

	($7,368)	($4,790)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs for the Supplemental Executive Retirement Plans during the year ended December 31, 2008:

	Gross	Net of tax

Net gain (loss)	$250	$162
Net prior service (cost) credit	986	642

	$1,236	$804

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company's Supplemental Executive Retirement Plans for the years indicated are estimated as follows:

2008	$1,768
2009	2,058
2010	2,230
2011	2,483
2012	2,478
2013 through 2017	16,293

Net periodic cost of the Supplemental Executive Retirement Plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components:

	Year Ended December 31,

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$1,044	$964	$818
Interest cost	2,589	2,564	2,147
Amortization of unrecognized prior service cost	986	1,024	598
Amortization of loss from earlier periods	250	390	169

Net periodic cost	$4,869	$4,942	$3,732

The following table presents the assumptions used in determining benefit obligations for the Supplemental Executive Retirement Plans for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Rate of compensation increase	6.00%	6.00%	6.00%

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2007, 2006 and 2005 were $9,573, $8,825 and $8,153, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $17,934 and $18,495 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rates of 6.50% and 6.49% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,261, $1,295 and $1,199 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expenses in the consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $5,257 and $5,658 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rate of 4.6% and 4.5% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $258, $269 and $282 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $14,533 and $12,531 at December 31, 2007 and 2006, respectively. Unrealized gains on invested participant deferrals were $997, $1,556 and $542 for the years ended December 31, 2007, 2006 and 2005, respectively.

17. Federal Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,

	2007	2006	2005

Current	$60,813	$35,892	$52,304
Deferred	57,978	36,711	14,241

Total income tax provision	$118,791	$72,603	$66,545

The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective federal income tax rate from continuing operations for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Reduction in tax contingency	'	(1.8%)	(0.5%)
Investment income not subject to federal tax	(1.6%)	(2.5%)	(2.3%)
Tax credits	(2.8%)	(4.8%)	(4.6%)
State income taxes net of federal benefit	0.5%	0.7%	0.9%
Other, net	2.0%	1.6%	(1.6%)

Effective federal income tax rate from continuing operations	33.1%	28.2%	26.9%

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized approximately an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings, $4,505 was accounted for as a reduction to a liability previously accounted for under Statement of Financial Accounting Standards No. 5 'Accounting for Contingencies', and a $76,727 increase related to temporary items. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Balance, January 1, 2007	$87,427
Additions for tax positions in the current year	3,957
Additions for tax positions in prior years	21,749
Reductions for tax positions in prior years	(51,847)

Balance, December 31, 2007	$61,286

Included in the unrecognized tax benefits of $61,286 at December 31, 2007 was $4,086 of tax benefits that, if recognized, would increase the annual effective tax rate.

The Company recognizes interest and accrues penalties related to unrecognized tax benefits in current income tax expense. During the year ended December 31, 2007, the Company recognized approximately $1,300 in interest and penalties related to the uncertain tax positions. The Company had accrued approximately $5,632 for the payment of interest and penalties at December 31, 2007.

During the current year, the Company executed closing agreements with the Internal Revenue Service (the 'IRS') for all federal examinations on tax years 1994 through 2004. Tax years 2005 and 2006 are still open to federal examination by the IRS. The Company is not currently under federal examination. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2008. Also, the Company does not expect significant increases or decreases relating to state and local audits.

The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2007 and 2006, are as follows:

	December 31,

	2007			2006

	Deferred Tax Asset		Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$	'	$45,769	$97,442	$	'
Deferred acquisition costs		'	55,363	'		39,917
Investment assets		'	39,351	'		93,596
Policyholder dividends		29,942	'	29,939		'
Net operating loss carryforward		208,714	'	172,709		'
Other		57,375	'	'		2,781

Total deferred taxes		$296,031	$140,483	$300,090		$136,294

Amounts presented for investment assets above include $(3,082) and $4,329 related to the unrealized (gains) losses on the Company's fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2007 and 2006, respectively.

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2007, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount

2025	$371,058
2026	113,001
2027	112,267

Total	$596,326

Included in due from parent and affiliates at December 31, 2007 and 2006 is $31,376 and ($14,707), respectively, of income taxes receivable (payable) to GWL&A Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2007 and 2006 is $135 and $12,034 of income taxes payable in other liabilities related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables.

18. Segment Information

The Company has three business segments: Individual Markets, Retirement Services and Other. The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life. The Retirement Services segment provides enrollment services, communication materials, various investment options and education services to employer-sponsored defined contribution and voluntary 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers. The Company's Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

On January 1, 2007, the Company's business segments were redefined from prior periods whereby the Individual Markets and Retirement Services segments (formerly combined as the Company's Financial Services segment) were identified and reported separately. As discussed in Note 2, substantially all of the Company's former Healthcare segment has been reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment. The Company will retain a small portion of its Healthcare business and will report it within its Individual Markets segment. The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the business segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. All material inter-segment transactions and balances have been eliminated in consolidation.

The Company's operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2007:

	Year Ended December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	($1,027,417)	$4,729	$165,421	($857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains on investments	(8,081)	4,885	1,168	(2,028)

Total revenue	(206,926)	748,955	201,482	743,511

Benefits and expenses:
Benefits	(577,592)	224,413	128,315	(224,864)
Expenses	190,721	338,677	80,311	609,709

Total benefits and expenses	(386,871)	563,090	208,626	384,845

Net operating income (loss) before income taxes	179,945	185,865	(7,144)	358,666
Income taxes	59,863	58,474	454	118,791

Net income (loss) from continuing operations	$120,082	$127,391	($7,598)	$239,875

	December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$11,157,282	$5,899,077	$2,326,324	$19,382,683
Other assets	1,204,911	637,061	251,227	2,093,199
Separate account assets	4,607,371	13,482,613	'	18,089,984

Assets from continuing operations	16,969,564	20,018,751	2,577,551	39,565,866
Assets from discontinued operations				724,766

Total assets	$16,969,564	$20,018,751	$2,577,551	$40,290,632

The following tables summarize segment financial information for the year ended and as of December 31, 2006:

	Year Ended December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$446,662	$10,661	$125,129	$582,452
Fee income	42,780	293,784	4,808	341,372
Net investment income	766,350	304,139	39,647	1,110,136
Net realized gains on investments	(3,561)	(5,105)	(799)	(9,465)

Total revenue	1,252,231	603,479	168,785	2,024,495

Benefits and expenses:
Benefits	1,010,613	194,928	115,180	1,320,721
Expenses	100,845	274,223	72,061	447,129

Total benefits and expenses	1,111,458	469,151	187,241	1,767,850

Net operating income (loss) before income taxes	140,773	134,328	(18,456)	256,645
Income taxes	48,648	30,181	(6,226)	72,603

Net income (loss) from continuing operations	$92,125	$104,147	($12,230)	$184,042

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$12,443,617	$6,243,185	$3,097,773	$21,784,575
Other assets	1,492,304	748,715	371,501	2,612,520
Separate account assets	3,803,591	12,486,383	'	16,289,974

Assets from continuing operations	17,739,512	19,478,283	3,469,274	40,687,069
Assets from discontinued operations				794,785

Total assets	$17,739,512	$19,478,283	$3,469,274	$41,481,854

The following tables summarize segment financial information for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$473,071	$6,277	$166,688	$646,036
Fee income	40,174	258,064	4,723	302,961
Net investment income	754,377	277,121	12,583	1,044,081
Net realized gains on investments	16,334	7,059	(4,696)	18,697

Total revenue	1,283,956	548,521	179,298	2,011,775

Benefits and expenses:
Benefits	1,052,039	185,714	166,337	1,404,090
Expenses	99,692	237,214	23,099	360,005

Total benefits and expenses	1,151,731	422,928	189,436	1,764,095

Net operating income (loss) before income taxes	132,225	125,593	(10,138)	247,680
Income taxes	37,152	32,161	(2,768)	66,545

Net income (loss) from continuing operations	$95,073	$93,432	($7,370)	$181,135

19. Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements. Generally, options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant.

The Company adopted the provisions of SFAS No. 123R on January 1, 2006, applying the modified prospective transition method of adoption; accordingly, the results of prior years have not been restated. Prior to January 1, 2006, the Company accounted for share-based payment awards under the recognition and measurement provisions of APB No. 25 and the related interpretations, as permitted by SFAS No. 123. During the years ended December 31, 2007 and 2006, the Company recognized $3,816 and $4,525, respectively, in its consolidated statements of income related to share-based compensation expense which is included in general insurance expenses in the consolidated statements of income. No share-based compensation cost was recognized in the consolidated statement of income during the year ended December 31, 2005 since the stock options granted prior to adoption of SFAS No. 123R had exercise prices equal to the market value of the underlying Lifeco common stock on the date of grant.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R is recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost is recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them post retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2007, the Company had $6,663, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2014. The weighted average period over which these costs will be recognized in earnings is 2.3 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2007. The options granted relate to stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average

	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value [1]

Outstanding, January 1, 2007	4,906,603	$14.82
Granted	760,000	37.50
Exercised	(1,118,492)	13.47

Outstanding, December 31, 2007	4,548,111	21.85	4.9	$64,034

Vested and expected to vest, December 31, 2007	4,480,821	$21.78	4.9	$63,422

Exercisable, December 31, 2007	3,115,211	$16.96	4.0	$59,107

1 The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2007 and the exercise price of the option multiplied by the number of options.

The following table illustrates the proforma effect on net income for the year ended December 31, 2005 as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation:

Year Ended December 31, 2005

Net income, as reported	$371,555
Less: compensation for fair value of stock options, net of related income tax effect	(3,061)

Proforma net income	$368,494

As a result of adopting SFAS No. 123R, the Company's income before income taxes and net income were lower by $3,816 and $3,366, respectively, for the year ended December 31, 2007 and by $4,525 and $4,038, respectively, for the year ended December 31, 2006 than if it had continued to account for share-based compensation under APB No. 25. The adoption of SFAS No. 123R did not have an effect on the Company's cash flow. The cash proceeds from the exercise of stock options are received and retained by Lifeco.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents other information regarding options under the Lifeco plan during the year ended December 31, 2007:

Year Ended December 31, 2007

Weighted average fair value of options granted	$7.46
Intrinsic value of options exercised [1]	$23,432
Fair value of options vested	$3,440

1 The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of each option granted during the year was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Dividend yield	2.84%
Expected volitility	19.06%
Risk free interest rate	4.02%
Expected duration (years)	7.9

20. Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2007, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2008 through 2012 and thereafter:

Year Ended December 31,	Related Party Notes		Operating Leases	Total Contractual Obligations

2008	$	'	$26,481	$26,481
2009		'	26,534	26,534
2010		'	12,011	12,011
2011		'	3,780	3,780
2012		'	2,254	2,254
Thereafter		528,400	'	528,400

21. Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company's consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2007 or 2006 and was in compliance with all covenants.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company makes commitments to fund partnership interests and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2007 and 2006 were $97,201 and $65,267, respectively, all of which is due within one year from the dates indicated.

In connection with certain acquisitions, the Company agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. The contingent consideration obligations are not considered contractual obligations and are not accrued for prior to the attainment of the objectives. Any such contingent payments will be considered as additional purchase consideration and will result in an adjustment to the purchase price allocation in the period in which the contingency is resolved.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2007

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$143,839	$252,984	$ '	$396,823
Future policy benefits, losses, claims and expenses	11,044,711	5,990,779	277,220	17,312,710
Unearned premium reserves	63,985	'	'	63,985
Other policy claims and benefits payable	852,505	267	'	852,772
Premium income	(1,027,417)	4,729	165,421	(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	'	128,575
Other operating expenses	86,376	314,447	80,311	481,134

	As of and for the year ended December 31, 2006

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$217,735	$233,480	$ '	$451,215
Future policy benefits, losses, claims and expenses	12,840,101	6,067,691	221,092	19,128,884
Unearned premium reserves	58,687	'	'	58,687
Other policy claims and benefits payable	879,971	76	'	880,047
Premium income	446,662	10,661	125,129	582,452
Net investment income	766,350	304,139	39,647	1,110,136
Benefits, claims, losses and settlement expenses	1,010,613	194,928	115,180	1,320,721
Amortization of deferred acquisition costs	23,785	20,739	'	44,524
Other operating expenses	77,060	253,484	72,061	402,605

	For the year ended December 31, 2005

Operations:	Individual Markets	Retirement Services	Other	Total

Premium income	$473,071	$6,277	$166,688	$646,036
Net investment income	754,377	277,121	12,583	1,044,081
Benefits, claims, losses and settlement expenses	1,052,039	185,714	166,337	1,404,090
Amortization of deferred acquisition costs	26,824	24,482	'	51,306
Other operating expenses	72,868	212,732	23,099	308,699

FutureFunds Series
Account of Great-West Life
& Annuity Insurance Company

Financial Statements for the Years Ended
December 31, 2007 and 2006
and Report of Independent Registered Public
Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Contract Owners of
FutureFunds Series Account of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of FutureFunds Series Account of Great-West Life & Annuity Insurance Company (the "Series Account") comprising the investment divisions as disclosed in Appendix A as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note 5 for each of the five years in the period then ended. We have also audited the statement of changes in net assets for the year ended December 31, 2006, and the financial highlights for each of the periods presented in the period ended December 31, 2006, of Maxim Value Index Portfolio and Maxim Growth Index Portfolio, investment divisions of the Series Account. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the FutureFunds Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2007, the results of their operations for the periods presented, the changes in their net assets for the periods presented, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 24, 2008

FUTUREFUNDS SERIES ACCOUNT OF GREAT-WEST LIFE &
ANNUITY INSURANCE COMPANY

APPENDIX A

AIM Dynamics Fund
AIM Large Cap Growth Portfolio
AIM Small Cap Growth Portfolio
Alger American Balanced Portfolio
Alger American Midcap Growth Portfolio
American Century Equity Income Fund
American Century Income & Growth Fund
American Funds Growth Fund of America
Artisan International Fund
Columbia Asset Allocation Fund Variable Series
Davis New York Venture Fund
Federated Capital Appreciation Fund
Fidelity VIP Contrafund Portfolio
Fidelity VIP Growth Portfolio
Franklin Small-Mid Cap Growth Fund
Janus Aspen Worldwide Growth Portfolio
Janus Fund
Janus Twenty Fund
Janus Worldwide Fund
Jensen Portfolio
Legg Mason Value Trust
Mainstay Small Cap Opportunity Fund
Maxim Aggressive Profile I Portfolio
Maxim Ariel Midcap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Bernstein International Equity Portfolio
Maxim Bond Index Portfolio
Maxim Conservative Profile I Portfolio
Maxim Index 600 Portfolio
Maxim INVESCO ADR Portfolio
Maxim Loomis Sayles Bond Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Money Market Portfolio
Maxim Stock Index Portfolio

Maxim T.Rowe Price Equity/Income Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Trusco Small-Cap Growth Portfolio
Maxim U.S. Government Securities Portfolio
MFS Core Growth Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Fund
PIMCO Total Return Fund
Pioneer Equity Income VCT Portfolio II
RS Diversified Growth Fund
RS Emerging Growth Fund
STI Classic Small Cap Growth Stock Fund
Van Kampen Comstock Fund

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AIM DYNAMICS FUND	AIM LARGE CAP GROWTH FUND	AIM SMALL CAP GROWTH FUND	ALGER AMERICAN BALANCED PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO	AMERICAN CENTURY EQUITY INCOME FUND

ASSETS:
Investments at market value (1)	$2,496,927	$872,737	$1,301,556	$3,325,822	$25,772,995	$13,787,947
Investment income due and accrued
Purchase payments receivable	622			2,238	45,912
Due from Great West Life & Annuity Insurance Company

Total assets	2,497,549	872,737	1,301,556	3,328,060	25,818,907	13,787,947

LIABILITIES:
Redemptions payable		256				16,582
Due to Great West Life & Annuity Insurance Company	356	118	185	461	3,533	1,660

Total liabilities	356	374	185	461	3,533	18,242

NET ASSETS	$2,497,193	$872,363	$1,301,371	$3,327,599	$25,815,374	$13,769,705

NET ASSETS REPRESENTED BY:
Accumulation units	$2,497,193	$872,363	$1,301,371	$3,327,599	$25,815,374	$13,769,705
Contracts in payout phase

NET ASSETS	$2,497,193	$872,363	$1,301,371	$3,327,599	$25,815,374	$13,769,705

ACCUMULATION UNITS OUTSTANDING	313,353	112,705	89,295	239,667	1,203,052	683,984

UNIT VALUE (ACCUMULATION)	$7.97	$7.74	$14.57	$13.88	$21.46	$20.13

(1) Cost of investments:	$1,376,512	$740,938	$1,254,961	$3,018,389	$21,725,774	$14,600,941
Shares of investments:	104,737	65,768	44,881	227,640	1,091,151	1,767,686

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AMERICAN CENTURY INCOME & GROWTH FUND	AMERICAN FUNDS GROWTH FUND OF AMERICA	ARTISAN INTERNATIONAL FUND	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES	DAVIS NEW YORK VENTURE FUND	FEDERATED CAPITAL APPRECIATION FUND

ASSETS:
Investments at market value (1)	$280,254	$3,633,733	$20,771,132	$209,618	$3,083,814	$6,549,436
Investment income due and accrued
Purchase payments receivable	187	7,409	64,980			12,187
Due from Great West Life & Annuity Insurance Company

Total assets	280,441	3,641,142	20,836,112	209,618	3,083,814	6,561,623

LIABILITIES:
Redemptions payable					5,020
Due to Great West Life & Annuity Insurance Company	29	481	2,601	22	368	749

Total liabilities	29	481	2,601	22	5,388	749

NET ASSETS	$280,412	$3,640,661	$20,833,511	$209,596	$3,078,426	$6,560,874

NET ASSETS REPRESENTED BY:
Accumulation units	$280,412	$3,640,661	$20,833,511	$209,596	$3,078,426	$6,560,874
Contracts in payout phase

NET ASSETS	$280,412	$3,640,661	$20,833,511	$209,596	$3,078,426	$6,560,874

ACCUMULATION UNITS OUTSTANDING	23,616	304,494	1,414,927	13,611	266,821	481,659

UNIT VALUE (ACCUMULATION)	$11.87	$11.96	$14.72	$15.40	$11.54	$13.62

(1) Cost of investments:	$303,748	$3,644,850	$19,639,181	$207,241	$3,008,661	$7,314,555
Shares of investments:	9,704	108,405	695,152	13,745	76,999	306,909

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL-MID CAP GROWTH FUND	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	JANUS FUND	JANUS TWENTY FUND

ASSETS:
Investments at market value (1)	$41,071,853	$108,041,554	$126,457	$2,344,860	$75,952	$7,380,330
Investment income due and accrued
Purchase payments receivable	67,206			252
Due from Great West Life & Annuity Insurance Company

Total assets	41,139,059	108,041,554	126,457	2,345,112	75,952	7,380,330

LIABILITIES:
Redemptions payable		44,880				13,074
Due to Great West Life & Annuity Insurance Company	5,642	14,246	13	286	8	1,073

Total liabilities	5,642	59,126	13	286	8	14,147

NET ASSETS	$41,133,417	$107,982,428	$126,444	$2,344,826	$75,944	$7,366,183

NET ASSETS REPRESENTED BY:
Accumulation units	$41,133,417	$107,982,428	$126,444	$2,344,826	$75,944	$7,366,183
Contracts in payout phase

NET ASSETS	$41,133,417	$107,982,428	$126,444	$2,344,826	$75,944	$7,366,183

ACCUMULATION UNITS OUTSTANDING	1,843,505	4,346,247	13,564	149,289	9,554	804,809

UNIT VALUE (ACCUMULATION)	$22.31	$24.84	$9.32	$15.71	$7.95	$9.15

(1) Cost of investments:	$40,282,511	$91,670,045	$134,708	$2,015,765	$56,644	$3,777,138
Shares of investments:	1,472,109	2,394,538	3,571	66,370	2,354	99,600

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	JANUS WORLDWIDE FUND	JENSEN PORTFOLIO	LEGG MASON VALUE TRUST	MAINSTAY SMALL CAP OPPORTUNITY FUND	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$2,728,093	$2,148,556	$7,656,007	$593,855	$130,888,564	$57,523,573
Investment income due and accrued						5,276
Purchase payments receivable			11,143	7,636	194,192	5,286
Due from Great West Life & Annuity Insurance Company

Total assets	2,728,093	2,148,556	7,667,150	601,491	131,082,756	57,534,135

LIABILITIES:
Redemptions payable	8,244	3,703
Due to Great West Life & Annuity Insurance Company	375	267	1,088	61	2,963	7,910

Total liabilities	8,619	3,970	1,088	61	2,963	7,910

NET ASSETS	$2,719,474	$2,144,586	$7,666,062	$601,430	$131,079,793	$57,526,225

NET ASSETS REPRESENTED BY:
Accumulation units	$2,719,474	$2,144,586	$7,666,062	$601,430	$131,079,793	$57,526,225
Contracts in payout phase

NET ASSETS	$2,719,474	$2,144,586	$7,666,062	$601,430	$131,079,793	$57,526,225

ACCUMULATION UNITS OUTSTANDING	351,439	172,755	554,523	64,995	6,384,233	1,768,848

UNIT VALUE (ACCUMULATION)	$7.74	$12.41	$13.82	$9.25	$20.53	$32.52

(1) Cost of investments:	$2,017,424	$1,928,323	$7,765,239	$743,146	$126,917,582	$49,204,509
Shares of investments:	49,755	75,814	111,441	39,936	11,401,443	2,556,603

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO

ASSETS:
Investments at market value (1)	$59,477,461	$59,918,376	$14,595,320	$45,039,484	$23,023,539	$13,408,855
Investment income due and accrued	196,148				8,277
Purchase payments receivable	142,164		60,278	26,082
Due from Great West Life & Annuity Insurance Company

Total assets	59,815,773	59,918,376	14,655,598	45,065,566	23,031,816	13,408,855

LIABILITIES:
Redemptions payable		16,604			117,827	28
Due to Great West Life & Annuity Insurance Company	1,925	7,795	1,348	1,165	2,596	1,486

Total liabilities	1,925	24,399	1,348	1,165	120,423	1,514

NET ASSETS	$59,813,848	$59,893,977	$14,654,250	$45,064,401	$22,911,393	$13,407,341

NET ASSETS REPRESENTED BY:
Accumulation units	$59,813,848	$59,893,977	$14,654,250	$45,064,401	$22,911,393	$13,407,341
Contracts in payout phase

NET ASSETS	$59,813,848	$59,893,977	$14,654,250	$45,064,401	$22,911,393	$13,407,341

ACCUMULATION UNITS OUTSTANDING	2,336,000	2,192,229	1,002,303	2,645,200	875,053	597,288

UNIT VALUE (ACCUMULATION)	$25.61	$27.32	$14.62	$17.04	$26.18	$22.45

(1) Cost of investments:	$64,252,036	$60,367,770	$14,687,779	$45,138,273	$22,117,918	$13,881,890
Shares of investments:	5,190,005	4,458,212	1,144,731	4,454,944	2,385,859	752,884

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM LOOMIS SAYLES SMALL- CAP VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO

ASSETS:
Investments at market value (1)	$73,687,862	$12,740,116	$302,642,426	$293,783,459	$65,334,752	$107,297,447
Investment income due and accrued						34,555
Purchase payments receivable	140,910	3,367	248,577	258,798	100,534	470,519
Due from Great West Life & Annuity Insurance Company

Total assets	73,828,772	12,743,483	302,891,003	294,042,257	65,435,286	107,802,521

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	3,843	1,494	8,018	6,031	1,423	125,090

Total liabilities	3,843	1,494	8,018	6,031	1,423	125,090

NET ASSETS	$73,824,929	$12,741,989	$302,882,985	$294,036,226	$65,433,863	$107,677,431

NET ASSETS REPRESENTED BY:
Accumulation units	$73,824,929	$12,741,989	$302,882,985	$294,036,226	$65,433,863	$107,380,304
Contracts in payout phase						297,127

NET ASSETS	$73,824,929	$12,741,989	$302,882,985	$294,036,226	$65,433,863	$107,677,431

ACCUMULATION UNITS OUTSTANDING	3,027,492	569,426	15,921,459	14,645,310	3,769,324	6,022,359

UNIT VALUE (ACCUMULATION)	$24.38	$22.38	$19.02	$20.08	$17.36	$17.83

(1) Cost of investments:	$70,696,739	$13,583,271	$294,604,424	$289,668,429	$65,559,555	$107,297,447
Shares of investments:	5,871,543	652,336	27,816,399	26,395,639	6,374,122	107,297,447

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	MFS CORE GROWTH FUND

ASSETS:
Investments at market value (1)	$321,980,443	$95,289,060	$108,649,859	$26,444,579	$38,144,973	$299,210
Investment income due and accrued
Purchase payments receivable	76,056		44,537		34,329	14
Due from Great West Life & Annuity Insurance Company	189,283	17,698

Total assets	322,245,782	95,306,758	108,694,396	26,444,579	38,179,302	299,224

LIABILITIES:
Redemptions payable		17,767		24,873
Due to Great West Life & Annuity Insurance Company	45,990	13,664	4,085	3,569	5,130	43

Total liabilities	45,990	31,431	4,085	28,442	5,130	43

NET ASSETS	$322,199,792	$95,275,327	$108,690,311	$26,416,137	$38,174,172	$299,181

NET ASSETS REPRESENTED BY:
Accumulation units	$321,853,310	$95,229,944	$108,690,311	$26,416,137	$38,174,172	$299,181
Contracts in payout phase	346,482	45,383

NET ASSETS	$322,199,792	$95,275,327	$108,690,311	$26,416,137	$38,174,172	$299,181

ACCUMULATION UNITS OUTSTANDING	7,810,080	3,174,080	3,806,157	1,153,522	2,062,192	23,726

UNIT VALUE (ACCUMULATION)	$41.21	$30.00	$28.56	$22.90	$18.51	$12.61

(1) Cost of investments:	$369,546,700	$88,688,373	$96,940,995	$25,730,028	$38,448,774	$238,151
Shares of investments:	14,830,974	5,052,442	5,776,175	1,362,420	3,227,155	14,316

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	OPPENHEIMER CAPITAL APPRECIATION FUND	OPPENHEIMER GLOBAL FUND	PIMCO TOTAL RETURN PORTFOLIO	PIONEER EQUITY INCOME VCT PORTFOLIO II	RS DIVERSIFIED GROWTH FUND	RS EMERGING GROWTH FUND

ASSETS:
Investments at market value (1)	$4,623,398	$11,953,174	$11,088,169	$2,091,617	$404,120	$2,391,827
Investment income due and accrued			43,216
Purchase payments receivable	6,842	19,002	43,406
Due from Great West Life & Annuity Insurance Company

Total assets	4,630,240	11,972,176	11,174,791	2,091,617	404,120	2,391,827

LIABILITIES:
Redemptions payable				5,987		20,097
Due to Great West Life & Annuity Insurance Company	531	1,440	1,343	260	54	358

Total liabilities	531	1,440	1,343	6,247	54	20,455

NET ASSETS	$4,629,709	$11,970,736	$11,173,448	$2,085,370	$404,066	$2,371,372

NET ASSETS REPRESENTED BY:
Accumulation units	$4,629,709	$11,970,736	$11,173,448	$2,085,370	$404,066	$2,371,372
Contracts in payout phase

NET ASSETS	$4,629,709	$11,970,736	$11,173,448	$2,085,370	$404,066	$2,371,372

ACCUMULATION UNITS OUTSTANDING	345,530	720,868	864,545	140,101	30,009	361,948

UNIT VALUE (ACCUMULATION)	$13.40	$16.61	$12.92	$14.88	$13.46	$6.55

(1) Cost of investments:	$4,022,713	$11,626,873	$10,947,231	$2,144,143	$331,848	$1,618,933
Shares of investments:	89,949	164,735	1,037,247	87,552	14,733	58,854

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	STI CLASSIC SMALL CAP GROWTH STOCK FUND	VAN KAMPEN COMSTOCK FUND	TOTAL FUTUREFUNDS SERIES ACCOUNT

			(Memoranda Only)

ASSETS:
Investments at market value (1)	$7,903,701	$1,245,952	$2,146,124,804
Investment income due and accrued			287,472
Purchase payments receivable	52,899	4,134	2,151,698
Due from Great West Life & Annuity Insurance Company			206,981

Total assets	7,956,600	1,250,086	2,148,770,955

LIABILITIES:
Redemptions payable			294,942
Due to Great West Life & Annuity Insurance Company	964	118	284,258

Total liabilities	964	118	579,200

NET ASSETS	$7,955,636	$1,249,968	$2,148,191,755

NET ASSETS REPRESENTED BY:
Accumulation units	$7,955,636	$1,249,968	$2,147,502,763
Contracts in payout phase			688,992

NET ASSETS	$7,955,636	$1,249,968	$2,148,191,755

ACCUMULATION UNITS OUTSTANDING	595,199	115,550

UNIT VALUE (ACCUMULATION)	$13.37	$10.82

(1) Cost of investments:	$9,834,394	$1,390,823	$2,126,714,295
Shares of investments:	495,219	71,238

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	AIM DYNAMICS FUND		AIM LARGE CAP GROWTH FUND		AIM SMALL CAP GROWTH FUND		ALGER AMERICAN BALANCED PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO		AMERICAN CENTURY EQUITY INCOME FUND

INVESTMENT INCOME:
Dividends	$		$		$		$72,939	$		$365,675

EXPENSES:
Mortality and expense risk		26,676		9,159		15,019	36,519		225,046	137,463

NET INVESTMENT INCOME (LOSS)		(26,676)		(9,159)		(15,019)	36,420		(225,046)	228,212

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares		160,372		22,541		74,742	78,123		420,612	537,713
Realized gain distributions						140,951	200,207		2,754,890	1,186,857

Net realized gain		160,372		22,541		215,693	278,330		3,175,502	1,724,570

Change in net unrealized appreciation (depreciation) on investments		128,749		108,432		(52,673)	55,085		2,647,062	(1,801,570)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$262,445		$121,814		$148,001	$369,835		$5,597,518	$151,212

INVESTMENT INCOME RATIO (2007)							2.09%			2.43%

INVESTMENT INCOME RATIO (2006)							1.57%			2.49%

INVESTMENT INCOME RATIO (2005)				0.03%			1.68%			2.12%

INVESTMENT INCOME RATIO (2004)							1.52%			2.48%

INVESTMENT INCOME RATIO (2003)							2.16%			3.09%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	AMERICAN CENTURY INCOME & GROWTH FUND	AMERICAN FUNDS GROWTH FUND OF AMERICA	ARTISAN INTERNATIONAL FUND	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES	DAVIS NEW YORK VENTURE FUND	FEDERATED CAPITAL APPRECIATION FUND

INVESTMENT INCOME:
Dividends	$5,777	$26,240	$120,283	$5,424	$24,541	$46,012

EXPENSES:
Mortality and expense risk	2,940	29,201	165,557	2,012	26,150	54,490

NET INVESTMENT INCOME (LOSS)	2,837	(2,961)	(45,274)	3,412	(1,609)	(8,478)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	50,681	112,549	1,421,749	37,291	116,397	157,761
Realized gain distributions	38,251	202,385	2,644,701	18,104		1,331,922

Net realized gain	88,932	314,934	4,066,450	55,395	116,397	1,489,683

Change in net unrealized appreciation (depreciation) on investments	(89,294)	(28,198)	(1,315,286)	(30,740)	(26,711)	(934,161)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,475	$283,775	$2,705,890	$28,067	$88,077	$547,044

INVESTMENT INCOME RATIO (2007)	1.47%	0.81%	0.70%	2.02%	0.78%	0.72%

INVESTMENT INCOME RATIO (2006)	1.91%	0.91%	1.62%	2.56%	0.70%	0.77%

INVESTMENT INCOME RATIO (2005)	1.84%		1.86%	2.47%		0.79%

INVESTMENT INCOME RATIO (2004)	2.17%		0.67%	2.24%		0.98%

INVESTMENT INCOME RATIO (2003)	1.88%		1.32%	3.39%		0.71%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FRANKLIN SMALL-MID CAP GROWTH FUND		JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	JANUS FUND	JANUS TWENTY FUND

INVESTMENT INCOME:
Dividends	$368,280	$842,038	$		$17,082	$377	$14,712

EXPENSES:
Mortality and expense risk	388,620	992,034		1,015	19,418	651	71,330

NET INVESTMENT LOSS	(20,340)	(149,996)		(1,015)	(2,336)	(274)	(56,618)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	1,260,083	39,466		2,909	32,638	9,438	428,756
Realized gain distributions	9,823,425	88,318		20,152

Net realized gain	11,083,508	127,784		23,061	32,638	9,438	428,756

Change in net unrealized appreciation (depreciation) on investments	(5,359,166)	22,955,893		(7,628)	129,071	3,795	1,632,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,704,002	$22,933,681		$14,418	$159,373	$12,959	$2,004,866

INVESTMENT INCOME RATIO (2007)	0.96%	0.82%			0.78%	0.43%	0.22%

INVESTMENT INCOME RATIO (2006)	1.29%	0.40%			1.72%	0.32%	0.58%

INVESTMENT INCOME RATIO (2005)	0.27%	0.51%		0.17%	1.27%	0.07%	0.20%

INVESTMENT INCOME RATIO (2004)	0.31%	0.26%			0.94%		0.03%

INVESTMENT INCOME RATIO (2003)	0.44%	0.26%			1.13%		0.55%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	JANUS WORLDWIDE FUND	JENSEN PORTFOLIO	LEGG MASON VALUE TRUST		MAINSTAY SMALL CAP OPPORTUNITY FUND	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$14,427	$13,498	$		$4,220	$1,465,671	$309,360

EXPENSES:
Mortality and expense risk	30,782	19,901		93,049	4,107	212,813	668,366

NET INVESTMENT INCOME (LOSS)	(16,355)	(6,403)		(93,049)	113	1,252,858	(359,006)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	153,166	89,667		596,564	3,657	2,050,974	3,007,895
Realized gain distributions		15,825		639,910	62,569	12,284,634	2,602,988

Net realized gain	153,166	105,492		1,236,474	66,226	14,335,608	5,610,883

Change in net unrealized appreciation (depreciation)on investments	110,079	21,620		(1,701,087)	(162,444)	(7,342,195)	(6,280,871)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$246,890	$120,709		$(557,662)	$(96,105)	$8,246,271	$(1,028,994)

INVESTMENT INCOME RATIO (2007)	0.47%	0.63%			0.94%	1.15%	0.46%

INVESTMENT INCOME RATIO (2006)	1.24%	0.62%				2.26%	0.57%

INVESTMENT INCOME RATIO (2005)	1.05%	0.58%				1.06%	0.50%

INVESTMENT INCOME RATIO (2004)	0.68%	0.38%				1.66%	0.26%

INVESTMENT INCOME RATIO (2003)	1.03%					0.61%	0.17%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO	MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO

INVESTMENT INCOME:
Dividends	$370,531	$911,279	$557,067	$1,324,222	$155,990	$289,456

EXPENSES:
Mortality and expense risk	168,165	612,467	101,444	85,624	222,206	123,609

NET INVESTMENT INCOME (LOSS)	202,366	298,812	455,623	1,238,598	(66,216)	165,847

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	1,621,674	2,470,771	(192,960)	273,925	1,226,699	1,227,538
Realized gain distributions	5,564,898	7,499,096		1,750,073	2,013,090	1,867,948

Net realized gain (loss)	7,186,572	9,969,867	(192,960)	2,023,998	3,239,789	3,095,486

Change in net unrealized appreciation (depreciation) on investments	(8,926,664)	(7,156,035)	492,428	(1,006,435)	(3,519,292)	(2,246,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,537,726)	$3,112,644	$755,091	$2,256,161	$(345,719)	$1,014,510

INVESTMENT INCOME RATIO (2007)	0.55%	1.46%	4.32%	3.03%	0.62%	1.83%

INVESTMENT INCOME RATIO (2006)	0.23%	2.90%	4.29%	3.18%	0.47%	1.74%

INVESTMENT INCOME RATIO (2005)	0.61%	1.87%	3.95%	3.16%	0.54%	1.48%

INVESTMENT INCOME RATIO (2004)	0.19%	1.37%	4.24%	3.03%	0.36%	1.76%

INVESTMENT INCOME RATIO (2003)	0.06%	1.38%	4.48%	3.39%	0.20%	1.58%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

				MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
		MAXIM LOOMIS SAYLES SMALL- CAP VALUE PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO
	MAXIM LOOMIS SAYLES BOND PORTFOLIO					MAXIM MONEY MARKET PORTFOLIO

INVESTMENT INCOME:
Dividends	$4,994,306	$11,391	$6,424,526	$6,045,817	$1,571,952	$5,174,087

EXPENSES:
Mortality and expense risk	285,112	121,348	600,931	455,209	113,654	1,131,079

NET INVESTMENT INCOME (LOSS)	4,709,194	(109,957)	5,823,595	5,590,608	1,458,298	4,043,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	617,821	566,555	1,878,663	2,223,665	515,950
Realized gain distributions	611,199	1,426,508	19,091,132	21,741,777	3,651,872

Net realized gain	1,229,020	1,993,063	20,969,795	23,965,442	4,167,822

Change in net unrealized appreciation (depreciation) on investments	(975,794)	(1,636,123)	(7,743,097)	(10,839,940)	(1,924,870)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,962,420	$246,983	$19,050,293	$18,716,110	$3,701,250	$4,043,008

INVESTMENT INCOME RATIO (2007)	7.25%	0.09%	2.20%	2.14%	2.49%	4.58%

INVESTMENT INCOME RATIO (2006)	5.55%	0.49%	2.76%	3.06%	2.70%	4.50%

INVESTMENT INCOME RATIO (2005)	7.35%	0.39%	2.16%	1.99%	2.38%	2.66%

INVESTMENT INCOME RATIO (2004)	7.56%	0.17%	2.63%	2.21%	2.69%	0.92%

INVESTMENT INCOME RATIO (2003)	6.73%	0.09%	2.16%	1.68%	2.68%	0.73%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
	MAXIM STOCK INDEX PORTFOLIO
							MFS CORE GROWTH FUND

INVESTMENT INCOME:
Dividends	$4,499,177	$1,781,583	$48,894	$		$1,743,900	$

EXPENSES:
Mortality and expense risk	3,650,710	1,089,800	304,529		282,024	392,722		3,090

NET INVESTMENT INCOME (LOSS)	848,467	691,783	(255,635)		(282,024)	1,351,178		(3,090)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(8,044,000)	2,511,945	2,172,482		(307,958)	(176,118)		5,971
Realized gain distributions	22,728,719	6,885,056	11,153,697					10,986

Net realized gain (loss)	14,684,719	9,397,001	13,326,179		(307,958)	(176,118)		16,957

Change in net unrealized appreciation (depreciation)on investments	(871,971)	(7,724,473)	2,390,248		3,660,971	849,479		23,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,661,215	$2,364,311	$15,460,792		$3,070,989	$2,024,539		$37,157

INVESTMENT INCOME RATIO (2007)	1.29%	1.73%	0.05%			4.51%

INVESTMENT INCOME RATIO (2006)	1.30%	1.60%	0.16%			4.81%

INVESTMENT INCOME RATIO (2005)	1.22%	1.54%				4.25%

INVESTMENT INCOME RATIO (2004)	1.39%	1.59%				4.07%

INVESTMENT INCOME RATIO (2003)	1.21%	1.59%				4.15%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	OPPENHEIMER CAPITAL APPRECIATION FUND		OPPENHEIMER GLOBAL FUND	PIMCO TOTAL RETURN PORTFOLIO	PIONEER EQUITY INCOME VCT PORTFOLIO II	RS DIVERSIFIED GROWTH FUND		RS EMERGING GROWTH FUND

INVESTMENT INCOME:
Dividends	$		$129,736	$526,275	$59,581	$		$

EXPENSES:
Mortality and expense risk		35,242	103,425	96,111	24,521		4,296		27,603

NET INVESTMENT INCOME (LOSS)		(35,242)	26,311	430,164	35,060		(4,296)		(27,603)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		124,842	404,028	(92,442)	270,480		15,768		157,244
Realized gain distributions		93,841	704,228	69,983	88,174

Net realized gain (loss)		218,683	1,108,256	(22,459)	358,654		15,768		157,244

Change in net unrealized appreciation (depreciation) on investments		231,738	(649,469)	403,300	(388,212)		40,853		173,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$415,179	$485,098	$811,005	$5,502		$52,325		$303,265

INVESTMENT INCOME RATIO (2007)			1.12%	4.85%	2.29%

INVESTMENT INCOME RATIO (2006)			0.81%	4.43%	2.35%

INVESTMENT INCOME RATIO (2005)		0.64%	0.92%	4.24%	2.12%

INVESTMENT INCOME RATIO (2004)			1.01%	2.13%	2.17%

INVESTMENT INCOME RATIO (2003)				3.08%	2.10%

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	STI CLASSIC SMALL CAP GROWTH STOCK FUND		VAN KAMPEN COMSTOCK FUND	TOTAL FUTUREFUNDS SERIES ACCOUNT

				(Memoranda Only)

INVESTMENT INCOME:
Dividends	$		$20,696	$40,357,022

EXPENSES:
Mortality and expense risk		63,991	10,274	13,341,504

NET INVESTMENT INCOME (LOSS)		(63,991)	10,422	27,015,518

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		(84,270)	24,668	20,278,685
Realized gain distributions		2,284,039	72,595	143,365,000

Net realized gain		2,199,769	97,263	163,643,685

Change in net unrealized appreciation (depreciation) on investments		(1,464,619)	(157,702)	(46,305,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$671,159	$(50,017)	$144,354,105

INVESTMENT INCOME RATIO (2007)			1.64%

INVESTMENT INCOME RATIO (2006)			0.86%

INVESTMENT INCOME RATIO (2005)

INVESTMENT INCOME RATIO (2004)

INVESTMENT INCOME RATIO (2003)

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	AIM DYNAMICS FUND		AIM LARGE CAP GROWTH FUND		AIM SMALL CAP GROWTH FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(26,676)	$(26,702)	$(9,159)	$(10,615)	$(15,019)	$(17,171)
Net realized gain (loss)	160,372	158,958	22,541	(7,394)	215,693	191,547
Change in net unrealized appreciation on investments	128,749	211,830	108,432	73,131	(52,673)	30,238

Increase in net assets resulting from operations	262,445	344,086	121,814	55,122	148,001	204,614

CONTRACT TRANSACTIONS:
Purchase payments	9,047	195	3,984	6,797		(6,017)
Redemptions	(185,932)	(250,299)	(164,787)	(148,450)	(208,445)	(180,393)
Transfers, net	(47,494)	(59,763)	(33,386)	(66,048)	(116,982)	(379,631)
Contract maintenance charges	(1,462)	(1,325)	(290)	(338)	(496)	(711)
Adjustments to net assets allocated to contracts in payout phase

Decrease in net assets resulting from contract transactions	(225,841)	(311,192)	(194,479)	(208,039)	(325,923)	(566,752)

Total increase (decrease) in net assets	36,604	32,894	(72,665)	(152,917)	(177,922)	(362,138)

NET ASSETS:
Beginning of period	2,460,589	2,427,695	945,028	1,097,945	1,479,293	1,841,431

End of period	$2,497,193	$2,460,589	$872,363	$945,028	$1,301,371	$1,479,293

CHANGES IN UNITS OUTSTANDING:
Units issued	27,138	17,588	11,223	5,005	13,894	3,721
Units redeemed	(54,242)	(65,892)	(38,288)	(38,201)	(36,528)	(49,788)

Net decrease	(27,104)	(48,304)	(27,065)	(33,196)	(22,634)	(46,067)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	ALGER AMERICAN BALANCED PORTFOLIO		ALGER AMERICAN MIDCAP GROWTH PORTFOLIO		AMERICAN CENTURY EQUITY INCOME FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$36,420	$19,048	$(225,046)	$(206,617)	$228,212	$175,332
Net realized gain	278,330	308,308	3,175,502	2,958,443	1,724,570	1,043,821

Change in net unrealized appreciation (depreciation) on investments	55,085	(205,939)	2,647,062	(1,214,373)	(1,801,570)	779,051

Increase in net assets resulting from operations	369,835	121,417	5,597,518	1,537,453	151,212	1,998,204

CONTRACT TRANSACTIONS:
Purchase payments	34,533	8,269	1,219,905	1,436,193	1,579,389	1,503,455
Redemptions	(465,431)	(758,523)	(2,125,531)	(2,458,689)	(1,538,833)	(1,113,541)
Transfers, net	(146,758)	(402,716)	1,945,724	(1,039,549)	(918,552)	2,123,117
Contract maintenance charges	(2,044)	(2,488)	(6,958)	(7,200)	(4,197)	(3,171)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(579,700)	(1,155,458)	1,033,140	(2,069,245)	(882,193)	2,509,860

Total increase (decrease) in net assets	(209,865)	(1,034,041)	6,630,658	(531,792)	(730,981)	4,508,064

NET ASSETS:
Beginning of period	3,537,464	4,571,505	19,184,716	19,716,508	14,500,686	9,992,622

End of period	$3,327,599	$3,537,464	$25,815,374	$19,184,716	$13,769,705	$14,500,686

CHANGES IN UNITS OUTSTANDING:
Units issued	43,913	37,849	424,948	258,678	292,226	314,599
Units redeemed	(90,348)	(134,664)	(397,372)	(399,058)	(357,408)	(173,232)

Net increase (decrease)	(46,435)	(96,815)	27,576	(140,380)	(65,182)	141,367

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	AMERICAN CENTURY INCOME & GROWTH FUND		AMERICAN FUNDS GROWTH FUND OF AMERICA		ARTISAN INTERNATIONAL FUND

	2007	2006	2007	2006	2007	2006

				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,837	$6,085	$(2,961)	$7,727	$(45,274)	$73,131
Net realized gain	88,932	31,819	314,934	70,108	4,066,450	1,735,566
Change in net unrealized appreciation (depreciation) on investments	(89,294)	45,050	(28,198)	17,081	(1,315,286)	689,571

Increase in net assets resulting from operations	2,475	82,954	283,775	94,916	2,705,890	2,498,268

CONTRACT TRANSACTIONS:
Purchase payments	12,607	32,647	611,261	80,909	1,558,179	1,373,966
Redemptions	(325,136)	(3,543)	(394,413)	(15,287)	(2,167,728)	(1,181,849)
Transfers, net	(24,626)	35,260	929,437	2,055,140	4,679,599	2,608,688
Contract maintenance charges			(4,348)	(729)	(5,411)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(337,155)	64,364	1,141,937	2,120,033	4,064,639	2,800,805

Total increase (decrease) in net assets	(334,680)	147,318	1,425,712	2,214,949	6,770,529	5,299,073

NET ASSETS:
Beginning of period	615,092	467,774	2,214,949	0	14,062,982	8,763,909

End of period	$280,412	$615,092	$3,640,661	$2,214,949	$20,833,511	$14,062,982

CHANGES IN UNITS OUTSTANDING:
Units issued	2,304	8,905	266,529	205,717	842,024	587,931
Units redeemed	(29,952)	(2,978)	(164,878)	(2,874)	(554,346)	(339,330)

Net increase (decrease)	(27,648)	5,927	101,651	202,843	287,678	248,601

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES		DAVIS NEW YORK VENTURE FUND		FEDERATED CAPITAL APPRECIATION FUND

	2007	2006	2007	2006	2007	2006

				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,412	$6,008	$(1,609)	$3,907	$(8,478)	$(8,316)
Net realized gain	55,395	18,920	116,397	3,435	1,489,683	1,021,004
Change in net unrealized appreciation (depreciation) on investments	(30,740)	10,006	(26,711)	101,864	(934,161)	(279,292)

Increase in net assets resulting from operations	28,067	34,934	88,077	109,206	547,044	733,396

CONTRACT TRANSACTIONS:
Purchase payments	10,184	10,721	457,968	56,563	698,102	836,923
Redemptions	(190,561)		(281,895)	(24,804)	(418,720)	(777,037)
Transfers, net	3,373		786,238	1,890,015	135,538	(237,369)
Contract maintenance charges			(2,608)	(334)	(2,669)	(2,201)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(177,004)	10,721	959,703	1,921,440	412,251	(179,684)

Total increase (decrease) in net assets	(148,937)	45,655	1,047,780	2,030,646	959,295	553,712

NET ASSETS:
Beginning of period	358,533	312,878	2,030,646	0	5,601,579	5,047,867

End of period	$209,596	$358,533	$3,078,426	$2,030,646	$6,560,874	$5,601,579

CHANGES IN UNITS OUTSTANDING:
Units issued	1,133	801	258,913	187,720	194,133	111,277
Units redeemed	(12,750)		(174,654)	(5,158)	(164,872)	(129,403)

Net increase (decrease)	(11,617)	801	84,259	182,562	29,261	(18,126)

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO		FRANKLIN SMALL-MID CAP GROWTH FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(20,340)	$82,880	$(149,996)	$(610,744)	$(1,015)	$(1,143)
Net realized gain (loss)	11,083,508	4,132,786	127,784	(2,122,248)	23,061	33,365
Change in net unrealized appreciation (depreciation) on investments	(5,359,166)	(915,837)	22,955,893	8,237,034	(7,628)	(16,333)

Increase in net assets resulting from operations	5,704,002	3,299,829	22,933,681	5,504,042	14,418	15,889

CONTRACT TRANSACTIONS:
Purchase payments	2,995,403	2,884,927	4,256,909	5,288,537	5,280	7,545
Redemptions	(4,068,444)	(4,761,047)	(11,926,076)	(11,267,361)	(9,896)	(34,671)
Transfers, net	1,384,478	2,478,155	(3,790,089)	(6,721,716)	1,947	(31,522)
Contract maintenance charges	(11,333)	(10,532)	(29,928)	(2,731)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	300,104	591,503	(11,489,184)	(12,703,271)	(2,669)	(58,648)

Total increase (decrease) in net assets	6,004,106	3,891,332	11,444,497	(7,199,229)	11,749	(42,759)

NET ASSETS:
Beginning of period	35,129,311	31,237,979	96,537,931	103,737,160	114,695	157,454

End of period	$41,133,417	$35,129,311	$107,982,428	$96,537,931	$126,444	$114,695

CHANGES IN UNITS OUTSTANDING:
Units issued	558,749	525,236	1,044,282	541,728	4,075	18,405
Units redeemed	(573,582)	(493,451)	(1,515,019)	(1,153,584)	(4,148)	(24,746)

Net increase (decrease)	(14,833)	31,785	(470,737)	(611,856)	(73)	(6,341)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		JANUS FUND		JANUS TWENTY FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2,336)	$16,729	$(274)	$(424)	$(56,618)	$(32,169)
Net realized gain (loss)	32,638	(51,371)	9,438	3,131	428,756	327,689
Change in net unrealized appreciation on investments	129,071	361,231	3,795	5,966	1,632,728	368,954

Increase in net assets resulting from operations	159,373	326,589	12,959	8,673	2,004,866	664,474

CONTRACT TRANSACTIONS:
Purchase payments	147,922	169,450	2,751	3,074		(4,054)
Redemptions	(197,937)	(361,014)	(33,744)	(30,296)	(689,041)	(660,624)
Transfers, net	200,459	(279,639)	(947)	(1,013)	(326,120)	(533,932)
Contract maintenance charges	(618)	(730)			(3,834)	(4,320)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	149,826	(471,933)	(31,940)	(28,235)	(1,018,995)	(1,202,930)

Total increase (decrease) in net assets	309,199	(145,344)	(18,981)	(19,562)	985,871	(538,456)

NET ASSETS:
Beginning of period	2,035,627	2,180,971	94,925	114,487	6,380,312	6,918,768

End of period	$2,344,826	$2,035,627	$75,944	$94,925	$7,366,183	$6,380,312

CHANGES IN UNITS OUTSTANDING:
Units issued	32,656	18,085	618	691	53,587	36,567
Units redeemed	(24,406)	(55,478)	(4,720)	(5,113)	(167,095)	(223,621)

Net increase (decrease)	8,250	(37,393)	(4,102)	(4,422)	(113,508)	(187,054)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS WORLDWIDE FUND		JENSEN PORTFOLIO		LEGG MASON VALUE TRUST

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(16,355)	$6,113	$(6,403)	$(6,197)	$(93,049)	$(102,439)
Net realized gain	153,166	87,427	105,492	30,131	1,236,474	677,629
Change in net unrealized appreciation (depreciation) on investments	110,079	362,610	21,620	188,084	(1,701,087)	(122,391)

Increase (decrease) in net assets resulting from operations	246,890	456,150	120,709	212,018	(557,662)	452,799

CONTRACT TRANSACTIONS:
Purchase payments		1,432	434,290	587,063	884,249	1,323,037
Redemptions	(337,571)	(337,824)	(228,302)	(174,975)	(844,658)	(1,119,263)
Transfers, net	(202,869)	(521,087)	(160,635)	(93,876)	(1,436,191)	(1,442,010)
Contract maintenance charges	(1,348)	(1,475)	(882)	(872)	(3,202)	(3,960)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(541,788)	(858,954)	44,471	317,340	(1,399,802)	(1,242,196)

Total increase (decrease) in net assets	(294,898)	(402,804)	165,180	529,358	(1,957,464)	(789,397)

NET ASSETS:
Beginning of period	3,014,372	3,417,176	1,979,406	1,450,048	9,623,526	10,412,923

End of period	$2,719,474	$3,014,372	$2,144,586	$1,979,406	$7,666,062	$9,623,526

CHANGES IN UNITS OUTSTANDING:
Units issued	28,586	16,571	99,429	105,344	192,870	233,490
Units redeemed	(96,283)	(156,733)	(95,961)	(75,863)	(290,811)	(324,494)

Net increase (decrease)	(67,697)	(140,162)	3,468	29,481	(97,941)	(91,004)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAINSTAY SMALL CAP OPPORTUNITY FUND		MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$113	$(734)	$1,252,858	$2,079,370	$(359,006)	$(302,516)
Net realized gain	66,226	6,608	14,335,608	11,269,098	5,610,883	5,254,954
Change in net unrealized appreciation (depreciation) on investments	(162,444)	13,153	(7,342,195)	906,726	(6,280,871)	1,376,488

Increase (decrease) in net assets resulting from operations	(96,105)	19,027	8,246,271	14,255,194	(1,028,994)	6,328,926

CONTRACT TRANSACTIONS:
Purchase payments	92,404	18,510	20,441,912	17,841,928	2,337,980	2,799,040
Redemptions	(63,572)	(7,939)	(8,680,951)	(6,353,017)	(7,860,927)	(7,901,284)
Transfers, net	396,026	243,780	(2,810,287)	1,612,772	(2,595,757)	(3,454,251)
Contract maintenance charges	(699)	(2)	(172,659)	(147,224)	(13,866)	(15,107)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	424,159	254,349	8,778,015	12,954,459	(8,132,570)	(8,571,602)

Total increase (decrease) in net assets	328,054	273,376	17,024,286	27,209,653	(9,161,564)	(2,242,676)

NET ASSETS:
Beginning of period	273,376	0	114,055,507	86,845,854	66,687,789	68,930,465

End of period	$601,430	$273,376	$131,079,793	$114,055,507	$57,526,225	$66,687,789

CHANGES IN UNITS OUTSTANDING:
Units issued	91,136	31,132	1,651,527	1,455,911	449,080	216,149
Units redeemed	(50,374)	(6,899)	(1,219,491)	(731,197)	(729,415)	(474,586)

Net increase (decrease)	40,762	24,233	432,036	724,714	(280,335)	(258,437)

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO		MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO		MAXIM BOND INDEX PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$202,366	$(27,577)	$298,812	$976,339	$455,623	$391,371
Net realized gain (loss)	7,186,572	6,968,745	9,969,867	9,062,828	(192,960)	(198,254)
Change in net unrealized appreciation (depreciation) on investments	(8,926,664)	504,716	(7,156,035)	5,154,511	492,428	130,219

Increase (decrease) in net assets resulting from operations	(1,537,726)	7,445,884	3,112,644	15,193,678	755,091	323,336

CONTRACT TRANSACTIONS:
Purchase payments	7,620,952	8,872,836	3,150,903	2,498,053	1,310,115	1,377,507
Redemptions	(5,269,921)	(5,046,639)	(7,257,592)	(5,619,866)	(1,736,179)	(1,557,691)
Transfers, net	(7,641,077)	(8,169,324)	708,413	5,004,893	2,393,331	211,784
Contract maintenance charges	(52,971)	(57,693)	(19,924)	(10,427)	(10,914)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(5,343,017)	(4,400,820)	(3,418,200)	1,872,653	1,956,353	31,600

Total increase (decrease) in net assets	(6,880,743)	3,045,064	(305,556)	17,066,331	2,711,444	354,936

NET ASSETS:
Beginning of period	66,694,591	63,649,527	60,199,533	43,133,202	11,942,806	11,587,870

End of period	$59,813,848	$66,694,591	$59,893,977	$60,199,533	$14,654,250	$11,942,806

CHANGES IN UNITS OUTSTANDING:
Units issued	431,730	475,399	696,314	607,294	613,246	279,906
Units redeemed	(636,296)	(631,371)	(804,922)	(502,486)	(522,852)	(267,267)

Net increase (decrease)	(204,566)	(155,972)	(108,608)	104,808	90,394	12,639

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM GROWTH INDEX PORTFOLIO	MAXIM INDEX 600 PORTFOLIO

	2007	2006	2006	2007	2006

			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,238,598	$1,136,757	$(24,024)	$(66,216)	$(116,463)
Net realized gain (loss)	2,023,998	1,592,181	(2,748,515)	3,239,789	3,374,471
Change in net unrealized appreciation (depreciation) on investments	(1,006,435)	84,386	2,097,015	(3,519,292)	(293,275)

Increase (decrease) in net assets resulting from operations	2,256,161	2,813,324	(675,524)	(345,719)	2,964,733

CONTRACT TRANSACTIONS:
Purchase payments	6,419,768	6,465,029	549,061	1,610,342	1,316,291
Redemptions	(4,401,220)	(3,353,821)	(940,031)	(2,897,688)	(2,313,105)
Transfers, net	229,970	(1,064,101)	(16,762,598)	(222,915)	(156,850)
Contract maintenance charges	(73,820)	(74,808)	(7,661)	(11,620)	(5,509)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	2,174,698	1,972,299	(17,161,229)	(1,521,881)	(1,159,173)

Total increase (decrease) in net assets	4,430,859	4,785,623	(17,836,753)	(1,867,600)	1,805,560

NET ASSETS:
Beginning of period	40,633,542	35,847,919	17,836,753	24,778,993	22,973,433

End of period	$45,064,401	$40,633,542	$0	$22,911,393	$24,778,993

CHANGES IN UNITS OUTSTANDING:
Units issued	670,902	572,920	111,407	405,854	220,213
Units redeemed	(546,921)	(446,491)	(1,647,883)	(464,637)	(253,910)

Net increase (decrease)	123,981	126,429	(1,536,476)	(58,783)	(33,697)

(1)     The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO		MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$165,847	$119,542	$4,709,194	$2,850,023	$(109,957)	$(51,390)
Net realized gain	3,095,486	2,838,242	1,229,020	483,095	1,993,063	1,748,114
Change in net unrealized appreciation (depreciation) on investments	(2,246,823)	(319,685)	(975,794)	2,327,573	(1,636,123)	56,946

Increase in net assets resulting from operations	1,014,510	2,638,099	4,962,420	5,660,691	246,983	1,753,670

CONTRACT TRANSACTIONS:
Purchase payments	1,194,304	749,665	8,047,198	7,086,653	1,050,470	882,643
Redemptions	(1,959,898)	(2,706,879)	(6,126,364)	(6,496,432)	(1,566,509)	(1,265,499)
Transfers, net	(1,394,303)	1,420,411	4,484,580	4,375,366	637,079	487,451
Contract maintenance charges	(10,398)	(3,307)	(54,724)	(49,562)	(3,465)	(1,886)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(2,170,295)	(540,110)	6,350,690	4,916,025	117,575	102,709

Total increase (decrease) in net assets	(1,155,785)	2,097,989	11,313,110	10,576,716	364,558	1,856,379

NET ASSETS:
Beginning of period	14,563,126	12,465,137	62,511,819	51,935,103	12,377,431	10,521,052

End of period	$13,407,341	$14,563,126	$73,824,929	$62,511,819	$12,741,989	$12,377,431

CHANGES IN UNITS OUTSTANDING:
Units issued	302,716	230,989	959,120	758,001	252,618	197,895
Units redeemed	(397,039)	(278,552)	(672,762)	(507,115)	(255,805)	(192,214)

Net increase (decrease)	(94,323)	(47,563)	286,358	250,886	(3,187)	5,681

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$5,823,595	$6,087,582	$5,590,608	$6,486,824	$1,458,298	$1,304,895
Net realized gain	20,969,795	18,732,173	23,965,442	23,730,473	4,167,822	3,820,869
Change in net unrealized appreciation (depreciation)on investments	(7,743,097)	2,185,062	(10,839,940)	(1,249,804)	(1,924,870)	(241,657)

Increase in net assets resulting from operations	19,050,293	27,004,817	18,716,110	28,967,493	3,701,250	4,884,107

CONTRACT TRANSACTIONS:
Purchase payments	43,004,816	41,927,386	44,173,154	41,315,140	10,189,912	8,623,388
Redemptions	(19,476,402)	(18,095,526)	(17,566,121)	(11,778,275)	(5,735,678)	(4,901,716)
Transfers, net	(6,983,653)	(1,098,827)	(6,901,338)	(243,715)	161,519	603,036
Contract maintenance charges	(403,284)	(369,940)	(393,337)	(347,124)	(86,073)	(76,935)
Adjustments to net assets allocated to contracts in payout phase

Increase in net assets resulting from contract transactions	16,141,477	22,363,093	19,312,358	28,946,026	4,529,680	4,247,773

Total increase in net assets	35,191,770	49,367,910	38,028,468	57,913,519	8,230,930	9,131,880

NET ASSETS:
Beginning of period	267,691,215	218,323,305	256,007,758	198,094,239	57,202,933	48,071,053

End of period	$302,882,985	$267,691,215	$294,036,226	$256,007,758	$65,433,863	$57,202,933

CHANGES IN UNITS OUTSTANDING:
Units issued	3,652,881	3,212,067	3,353,635	3,054,632	1,049,014	803,321
Units redeemed	(2,895,501)	(1,862,344)	(2,438,226)	(1,374,815)	(803,032)	(526,128)

Net increase	757,380	1,349,723	915,409	1,679,817	245,982	277,193

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,043,008	$3,706,631	$848,467	$802,937	$691,783	$500,231
Net realized gain			14,684,719	11,431,599	9,397,001	5,734,874
Change in net unrealized appreciation (depreciation) on investments			(871,971)	31,888,051	(7,724,473)	9,801,633

Increase in net assets resulting from operations	4,043,008	3,706,631	14,661,215	44,122,587	2,364,311	16,036,738

CONTRACT TRANSACTIONS:
Purchase payments	2,945,857	2,761,398	8,076,578	8,157,265	3,826,520	4,087,339
Redemptions	(18,012,679)	(16,596,594)	(45,053,431)	(48,029,664)	(12,538,523)	(13,426,629)
Transfers, net	2,680,130	26,832,755	(10,124,393)	(8,382,259)	(995,114)	(170,501)
Contract maintenance charges	(37,606)	(31,862)	(91,380)	(8,307)	(23,779)	(21,561)
Adjustments to net assets allocated to contracts in payout phase	(52,444)	102,638	34,396	5,139	2,195	3,164

Increase (decrease) in net assets resulting from contract transactions	(12,476,742)	13,068,335	(47,158,230)	(48,257,826)	(9,728,701)	(9,528,188)

Total increase (decrease) in net assets	(8,433,734)	16,774,966	(32,497,015)	(4,135,239)	(7,364,390)	6,508,550

NET ASSETS:
Beginning of period	116,111,165	99,336,199	354,696,807	358,832,046	102,639,717	96,131,167

End of period	$107,677,431	$116,111,165	$322,199,792	$354,696,807	$95,275,327	$102,639,717

CHANGES IN UNITS OUTSTANDING:
Units issued	1,891,721	2,593,708	2,123,909	764,174	853,531	464,005
Units redeemed	(2,555,290)	(1,789,298)	(2,940,143)	(1,955,009)	(1,165,946)	(747,949)

Net increase (decrease)	(663,569)	804,410	(816,234)	(1,190,835)	(312,415)	(283,944)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(255,635)	$(144,925)	$(282,024)	$(349,332)	$1,351,178	$1,490,126
Net realized gain (loss)	13,326,179	8,886,865	(307,958)	(1,039,538)	(176,118)	(227,956)
Change in net unrealized appreciation (depreciation) on investments	2,390,248	(3,209,007)	3,660,971	2,079,539	849,479	(54,986)

Increase in net assets resulting from operations	15,460,792	5,532,933	3,070,989	690,669	2,024,539	1,207,184

CONTRACT TRANSACTIONS:
Purchase payments	10,834,612	11,554,571		(109,715)	1,544,061	1,721,842
Redemptions	(7,442,694)	(6,192,396)	(3,272,509)	(3,753,865)	(5,090,738)	(5,113,582)
Transfers, net	(5,343,037)	(1,954,119)	(2,658,770)	(4,038,109)	792,397	(467,360)
Contract maintenance charges	(84,428)	(80,329)	(8,037)	(10,742)	(9,162)	(8,110)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(2,035,547)	3,327,727	(5,939,316)	(7,912,431)	(2,763,442)	(3,867,210)

Total increase (decrease) in net assets	13,425,245	8,860,660	(2,868,327)	(7,221,762)	(738,903)	(2,660,026)

NET ASSETS:
Beginning of period	95,265,066	86,404,406	29,284,464	36,506,226	38,913,075	41,573,101

End of period	$108,690,311	$95,265,066	$26,416,137	$29,284,464	$38,174,172	$38,913,075

CHANGES IN UNITS OUTSTANDING:
Units issued	750,530	855,971	192,716	83,378	667,626	354,236
Units redeemed	(890,352)	(704,615)	(444,959)	(440,163)	(836,128)	(557,072)

Net increase (decrease)	(139,822)	151,356	(252,243)	(356,785)	(168,502)	(202,836)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM VALUE INDEX PORTFOLIO	MFS CORE GROWTH FUND		OPPENHEIMER CAPITAL APPRECIATION FUND

	2006	2007	2006	2007	2006

	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$31,996	$(3,090)	$(3,455)	$(35,242)	$(33,265)
Net realized gain	932,426	16,957	9,005	218,683	173,078
Change in net unrealized appreciation on investments	(676,394)	23,290	9,397	231,738	45,338

Increase in net assets resulting from operations	288,028	37,157	14,947	415,179	185,151

CONTRACT TRANSACTIONS:
Purchase payments	287,367		1,974	604,023	517,782
Redemptions	(498,597)	(9,805)	(15,517)	(457,266)	(725,267)
Transfers, net	(8,757,874)	(15,180)	(76,631)	880,914	(11,549)
Contract maintenance charges	(2,082)	(88)	(128)	(2,930)	(1,447)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(8,971,186)	(25,073)	(90,302)	1,024,741	(220,481)

Total increase (decrease) in net assets	(8,683,158)	12,084	(75,355)	1,439,920	(35,330)

NET ASSETS:
Beginning of period	8,683,158	287,097	362,452	3,189,789	3,225,119

End of period	$0	$299,181	$287,097	$4,629,709	$3,189,789

CHANGES IN UNITS OUTSTANDING:
Units issued	63,121	892	287	192,389	100,114
Units redeemed	(668,367)	(2,993)	(8,739)	(117,997)	(121,662)

Net increase (decrease)	(605,246)	(2,101)	(8,452)	74,392	(21,548)

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	OPPENHEIMER GLOBAL FUND		PIMCO TOTAL RETURN PORTFOLIO		PIONEER EQUITY INCOME VCT PORTFOLIO II

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$26,311	$(12,962)	$430,164	$342,199	$35,060	$29,521
Net realized gain (loss)	1,108,256	833,662	(22,459)	(86,618)	358,654	257,380
Change in net unrealized appreciation (depreciation) on investments	(649,469)	460,926	403,300	(7,347)	(388,212)	126,163

Increase in net assets resulting from operations	485,098	1,281,626	811,005	248,234	5,502	413,064

CONTRACT TRANSACTIONS:
Purchase payments	1,768,953	1,678,636	996,089	934,928	168,688	173,974
Redemptions	(1,489,143)	(1,269,174)	(1,330,157)	(2,085,667)	(430,510)	(217,006)
Transfers, net	1,186,945	1,608,107	509,886	630,252	(81,061)	54,439
Contract maintenance charges	(3,476)	(1,633)	(9,737)	(4,472)	(955)	(426)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	1,463,279	2,015,936	166,081	(524,959)	(343,838)	10,981

Total increase (decrease) in net assets	1,948,377	3,297,562	977,086	(276,725)	(338,336)	424,045

NET ASSETS:
Beginning of period	10,022,359	6,724,797	10,196,362	10,473,087	2,423,706	1,999,661

End of period	$11,970,736	$10,022,359	$11,173,448	$10,196,362	$2,085,370	$2,423,706

CHANGES IN UNITS OUTSTANDING:
Units issued	358,712	357,673	467,428	296,603	101,374	87,758
Units redeemed	(275,327)	(217,715)	(460,010)	(340,789)	(125,439)	(87,122)

Net increase (decrease)	83,385	139,958	7,418	(44,186)	(24,065)	636

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	RS DIVERSIFIED GROWTH FUND		RS EMERGING GROWTH FUND		STI CLASSIC SMALL CAP GROWTH STOCK FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(4,296)	$(5,384)	$(27,603)	$(31,378)	$(63,991)	$(43,947)
Net realized gain	15,768	14,203	157,244	149,989	2,199,769	275,668
Change in net unrealized appreciation (depreciation) on investments	40,853	22,370	173,624	100,823	(1,464,619)	(385,828)

Increase (decrease) in net assets resulting from operations	52,325	31,189	303,265	219,434	671,159	(154,107)

CONTRACT TRANSACTIONS:
Purchase payments		(4,916)		(12,567)	2,115,815	2,788,226
Redemptions	(54,087)	(60,811)	(340,024)	(301,315)	(728,382)	(366,806)
Transfers, net	(49,029)	(166,827)	(206,688)	(469,094)	(49,441)	1,692,429
Contract maintenance charges	(257)	(438)	(1,344)	(1,861)	(1,793)	(1,007)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(103,373)	(232,992)	(548,056)	(784,837)	1,336,199	4,112,842

Total increase (decrease) in net assets	(51,048)	(201,803)	(244,791)	(565,403)	2,007,358	3,958,735

NET ASSETS:
Beginning of period	455,114	656,917	2,616,163	3,181,566	5,948,278	1,989,543

End of period	$404,066	$455,114	$2,371,372	$2,616,163	$7,955,636	$5,948,278

CHANGES IN UNITS OUTSTANDING:
Units issued	3,617	426	19,385	6,494	444,005	593,598
Units redeemed	(11,774)	(21,204)	(102,409)	(141,478)	(346,181)	(263,640)

Net increase (decrease)	(8,157)	(20,778)	(83,024)	(134,984)	97,824	329,958

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	VAN KAMPEN COMSTOCK FUND		TOTAL FUTUREFUNDS SERIES ACCOUNT

	2007	2006	2007	2006

		(1)	(Memoranda Only)	(Memoranda Only)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,422	$2,514	$27,015,518	$26,565,929
Net realized gain	97,263	21,668	163,643,685	123,954,461
Change in net unrealized appreciation on investments	(157,702)	12,831	(46,305,098)	61,673,419

Increase in net assets resulting from operations	(50,017)	37,013	144,354,105	212,193,809

CONTRACT TRANSACTIONS:
Purchase payments	195,022	24,662	198,642,411	192,487,528
Redemptions	(137,932)	(548)	(213,789,983)	(202,650,648)
Transfers, net	428,556	753,409	(29,720,153)	(10,532,601)
Contract maintenance charges	(190)	(7)	(1,664,544)	(1,384,714)

Adjustments to net assets allocated to contracts in payout phase			(15,853)	110,941

Decrease in net assets resulting from contract transactions	485,456	777,516	(46,548,122)	(21,969,494)

Total increase in net assets	435,439	814,529	97,805,983	190,224,315

NET ASSETS:
Beginning of period	814,529	0	2,050,385,772	1,860,161,457

End of period	$1,249,968	$814,529	$2,148,191,755	$2,050,385,772

CHANGES IN UNITS OUTSTANDING:
Units issued	132,332	82,084	27,173,170	22,166,774
Units redeemed	(90,070)	(8,796)	(27,649,954)	(21,630,537)

Net increase (decrease)	42,262	73,288	(476,784)	536,237

(1)	The portfolio commenced operations on August 10, 2006.

The accompanying notes are an integral part of these financial statements.		(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	ORGANIZATION

The FutureFunds Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Application of Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 shall be effective for financial statements issued for fiscal years beginning after November 15, 2007. The Portfolio is evaluating the impact, if any, that the adoption of FAS 157 will have on its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -  Including and Amendment of FASB Statement No. 115" ("FAS 159"). FAS 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of FAS 159 are elective; however, the amendment to FASB No. 115, "Accounting for Certain Investments in Debt and Equity Securities", applies to all entities that own trading and available-for-sale securities. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. FAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Portfolio adopted the provisions of FAS 159 on January 1, 2008. The adoption had no impact on the financial statements.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in securities of governmental agencies and foreign issuers.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

The underlying investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

Contracts in the Payout Phase

Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales

Aim Dynamics Fund	$96,128	$348,849
Aim Large Cap Growth Fund	38,989	242,324
Aim Small Cap Growth Fund	148,312	348,330
Alger American Balanced Portfolio	424,608	769,879
Alger American Midcap Growth Portfolio	6,926,844	3,409,444
American Century Equity Income Fund	3,648,618	3,083,704
American Century Income & Growth Fund	71,213	367,501
American Funds Growth Fund of America	2,280,787	939,426
Artisan International Fund	10,217,745	3,598,019
Columbia Asset Allocation Fund Variable Series	40,171	195,674
Davis New York Venture Fund	1,921,530	950,537
Federated Capital Appreciation Fund	2,614,043	883,384
Fidelity VIP Contrafund Portfolio	13,930,346	3,865,774
Fidelity VIP Growth Portfolio	3,328,939	14,844,949
Franklin Small-Mid Cap Growth Fund	55,552	39,083
Janus Aspen Worldwide Growth Portfolio	513,722	365,557
Janus Fund	4,811	37,027
Janus Twenty Fund	16,996	1,084,419
Janus Worldwide Fund	22,313	579,546
Jensen Portfolio	693,978	647,467
Legg Mason Value Trust	1,540,177	2,391,988
Mainstay Small Cap Opportunity Fund	785,585	306,212
Maxim Aggressive Profile I Portfolio	30,996,708	8,667,508
Maxim Ariel Midcap Value Portfolio	4,066,358	9,938,101
Maxim Ariel Small-Cap Value Portfolio	8,795,493	8,636,375
Maxim Bernstein International Equity Portfolio	13,758,931	9,326,144
Maxim Bond Index Portfolio	4,625,263	2,275,965
Maxim Conservative Profile I Portfolio	9,585,978	4,395,677
Maxim Index 600 Portfolio	4,384,351	3,826,072
Maxim INVESCO ADR Portfolio	4,240,046	4,345,706
Maxim Loomis Sayles Bond Portfolio	15,593,979	3,976,025
Maxim Loomis Sayles Small-Cap Value Portfolio	3,878,564	2,429,690
Maxim Moderate Profile I Portfolio	53,558,576	12,411,724
Maxim Moderately Aggressive Profile I Portfolio	60,458,944	13,795,747
Maxim Moderately Conservative Profile I Portfolio	14,775,703	5,146,988
Maxim Money Market Portfolio	15,520,762	24,499,637
Maxim Stock Index Portfolio	28,184,666	51,852,733
Maxim T. Rowe Price Equity/Income Portfolio	10,800,850	12,925,016
Maxim T. Rowe Price Midcap Growth Portfolio	17,610,416	8,726,688
Maxim Trusco Small-Cap Growth Portfolio	1,869	6,215,570
Maxim U.S. Government Securities Portfolio	4,694,469	6,104,023
MFS Core Growth Fund	12,964	30,154
Oppenheimer Capital Appreciation Fund	1,589,478	509,999
Oppenheimer Global Fund	3,897,641	1,718,918
Pimco Total Return Portfolio	3,142,175	2,503,294
Pioneer Equity Income VCT Portfolio II	1,106,792	1,320,679
RS Diversified Growth Fund	0	107,676
RS Emerging Growth Fund	0	555,597
STI Classic Small Cap Growth Stock Fund	5,670,954	2,145,328
Van Kampen Comstock Fund	1,251,695	685,878

Total	$371,525,032	$248,372,005

4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charge

The Company deducts from each participant's account, a $30 annual maintenance charge on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and is prorated for the portion of the year remaining.

Charges Incurred for Total or Partial Surrenders

The Company deducts charges for total or partial surrenders of a contract in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

Deductions for Premium Taxes

The Company may deduct from each participant's account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners' accounts or of the Account.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments equal to an annual rate from 0.00% to 1.25% depending on the size of the contract. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change.

Related Party Transactions

The Maxim Series Funds, which are underlying investment divisions, are registered investment companies affiliated with the Company.

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC ("MCM")) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	FINANCIAL HIGHLIGHTS

A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2007 is included on the following pages.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods in the five years ended December 31, 2007 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

AIM DYNAMICS FUND
2007	313	$7.78	to	$8.55	$2,497	0.00%	to	1.25%	10.98%	to	12.35%
2006	340	$7.01	to	$7.61	$2,461	0.00%	to	1.25%	15.11%	to	16.54%
2005	389	$6.09	to	$6.53	$2,428	0.00%	to	1.25%	8.94%	to	10.30%
2004	479	$5.59	to	$13.09	$2,694	0.00%	to	1.25%	10.56%	to	13.39%
2003	682	$5.05	to	$11.72	$3,463	0.00%	to	1.25%	36.57%	to	38.28%
AIM LARGE CAP GROWTH FUND
2007	113	$7.40	to	$8.13	$872	0.00%	to	1.25%	14.02%	to	15.48%
2006	140	$6.49	to	$7.04	$945	0.00%	to	1.25%	5.70%	to	7.15%
2005	173	$6.14	to	$6.57	$1,098	0.00%	to	1.25%	1.82%	to	2.98%
2004	240	$6.03	to	$11.42	$1,465	0.00%	to	1.25%	3.00%	to	7.92%
2003	334	$5.85	to	$10.98	$1,962	0.00%	to	1.25%	23.73%	to	25.28%
AIM SMALL CAP GROWTH FUND
2007	89	$14.29	to	$15.33	$1,301	0.00%	to	1.25%	10.01%	to	11.41%
2006	112	$12.99	to	$13.76	$1,479	0.00%	to	1.25%	12.86%	to	14.29%
2005	158	$11.51	to	$12.04	$1,841	0.00%	to	1.25%	6.97%	to	8.37%
2004	211	$10.76	to	$12.78	$2,276	0.00%	to	1.25%	5.49%	to	12.94%
2003	164	$10.20	to	$11.99	$1,675	0.00%	to	1.25%	37.41%	to	39.13%
ALGER AMERICAN BALANCED PORTFOLIO
2007	240	$13.65	to	$15.14	$3,328	0.00%	to	1.25%	10.98%	to	12.40%
2006	286	$12.30	to	$13.47	$3,537	0.00%	to	1.25%	3.45%	to	4.66%
2005	383	$11.89	to	$12.87	$4,572	0.00%	to	1.25%	7.12%	to	8.42%
2004	471	$9.85	to	$11.87	$5,252	0.00%	to	1.25%	3.27%	to	6.47%
2003	646	$9.48	to	$11.35	$6,966	0.00%	to	1.25%	17.46%	to	19.04%
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
2007	1,203	$21.09	to	$23.39	$25,815	0.00%	to	1.25%	29.94%	to	31.55%
2006	1,175	$16.23	to	$17.78	$19,185	0.00%	to	1.25%	8.78%	to	10.16%
2005	1,316	$14.92	to	$16.14	$19,717	0.00%	to	1.25%	8.43%	to	9.80%
2004	1,402	$10.53	to	$14.70	$19,383	0.00%	to	1.25%	11.65%	to	15.63%
2003	1,359	$9.38	to	$13.00	$16,825	0.00%	to	1.25%	45.97%	to	47.80%
AMERICAN CENTURY EQUITY INCOME FUND
2007	684	$19.96	to	$21.93	$13,770	0.00%	to	1.25%	0.50%	to	1.81%
2006	749	$19.86	to	$21.54	$14,501	0.00%	to	1.25%	18.00%	to	19.40%
2005	608	$16.83	to	$18.04	$9,993	0.00%	to	1.25%	1.14%	to	2.50%
2004	508	$10.68	to	$17.60	$8,488	0.00%	to	1.25%	6.80%	to	12.53%
2003	420	$11.13	to	$15.64	$6,321	0.00%	to	1.25%	22.71%	to	24.25%
(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

AMERICAN CENTURY INCOME & GROWTH FUND
2007	24	$11.87	to	$18.61	$280	0.00%	to	0.75%	(1.08)%	to	(0.27)%
2006	51	$12.00	to	$18.66	$615	0.00%	to	0.75%	16.28%	to	17.14%
2005	45	$10.32	to	$15.93	$468	0.00%	to	0.75%	4.03%	to	4.80%
2004	66	$9.92	to	$15.20	$657	0.00%	to	0.75%	12.14%	to	12.98%
2003	29	$8.85	to	$13.45	$253	0.00%	to	0.75%	28.66%	to	34.54%
AMERICAN FUNDS GROWTH FUND OF AMERICA
2007	304	$11.91	to	$12.12	$3,641	0.00%	to	1.25%	9.27%	to	10.58%
2006	203	$10.90	to	$10.96	$2,215	0.00%	to	1.25%	9.00%	to	9.60%
ARTISAN INTERNATIONAL FUND
2007	1,415	$14.09	to	$15.49	$20,834	0.00%	to	1.25%	18.20%	to	19.71%
2006	1,127	$11.92	to	$12.94	$14,063	0.00%	to	1.25%	24.04%	to	25.63%
2005	879	$9.61	to	$10.30	$8,764	0.00%	to	1.25%	14.81%	to	16.25%
2004	796	$8.37	to	$13.89	$6,710	0.00%	to	1.25%	14.96%	to	17.77%
2003	596	$7.20	to	$11.82	$4,307	0.00%	to	1.25%	27.54%	to	29.14%
COLUMBIA ASSET ALLOCATION FUND VARIABLE SERIES
2007	14	$15.40	to	$17.71	$210	0.00%	to	0.75%	8.37%	to	9.12%
2006	25	$14.21	to	$16.23	$359	0.00%	to	0.75%	10.93%	to	11.85%
2005	24	$12.81	to	$14.51	$313	0.00%	to	0.75%	5.78%	to	6.46%
2004	19	$12.11	to	$13.63	$224	0.00%	to	0.75%	9.17%	to	9.99%
2003	17	$11.10	to	$12.39	$185	0.00%	to	0.75%	19.57%	to	23.88%
DAVIS NEW YORK VENTURE FUND
2007	267	$11.48	to	$11.68	$3,078	0.00%	to	1.25%	3.33%	to	4.66%
2006	183	$11.11	to	$11.16	$2,031	0.00%	to	1.25%	11.10%	to	11.60%
FEDERATED CAPITAL APPRECIATION FUND
2007	482	$13.24	to	$14.21	$6,561	0.00%	to	1.25%	9.24%	to	10.58%
2006	452	$12.12	to	$12.85	$5,602	0.00%	to	1.25%	14.56%	to	16.08%
2005	471	$10.58	to	$11.07	$5,048	0.00%	to	1.25%	0.67%	to	1.84%
2004	425	$10.51	to	$11.86	$4,493	0.00%	to	1.25%	5.87%	to	8.38%
2003	302	$9.93	to	$11.09	$3,009	0.00%	to	1.25%	22.28%	to	23.82%
FIDELITY VIP CONTRAFUND PORTFOLIO
2007	1,844	$21.97	to	$24.63	$41,133	0.00%	to	1.25%	16.12%	to	17.57%
2006	1,858	$18.92	to	$20.95	$35,129	0.00%	to	1.25%	10.32%	to	11.73%
2005	1,827	$17.15	to	$18.75	$31,238	0.00%	to	1.25%	15.49%	to	16.97%
2004	1,565	$10.90	to	$16.03	$23,369	0.00%	to	1.25%	8.96%	to	15.48%
2003	1,410	$9.57	to	$13.88	$18,460	0.00%	to	1.25%	26.87%	to	28.47%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

FIDELITY VIP GROWTH PORTFOLIO
2007	4,346	$30.36	to	$16.91	$107,982	0.00%	to	1.25%	25.35%	to	27.05%
2006	4,817	$24.22	to	$13.31	$96,538	0.00%	to	1.25%	5.53%	to	6.82%
2005	5,429	$22.95	to	$12.46	$103,737	0.00%	to	1.25%	4.51%	to	5.77%
2004	5,955	$6.86	to	$21.96	$113,457	0.00%	to	1.25%	2.10%	to	8.24%
2003	6,248	$6.67	to	$21.51	$117,336	0.00%	to	1.25%	31.21%	to	32.85%
FRANKLIN SMALL-MID CAP GROWTH FUND
2007	14	$9.32	to	$21.17	$126	0.00%	to	0.75%	10.82%	to	11.66%
2006	14	$8.41	to	$18.96	$115	0.00%	to	0.75%	6.73%	to	7.54%
2005	20	$7.88	to	$17.63	$157	0.00%	to	0.75%	9.75%	to	10.53%
2004	15	$7.18	to	$15.95	$106	0.00%	to	0.75%	12.20%	to	13.04%
2003	38	$6.40	to	$14.11	$246	0.00%	to	0.75%	36.65%	to	41.08%
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
2007	149	$16.53	to	$19.41	$2,345	0.00%	to	0.95%	8.61%	to	9.66%
2006	141	$15.22	to	$17.70	$2,036	0.00%	to	0.95%	17.08%	to	18.16%
2005	178	$13.00	to	$14.98	$2,181	0.00%	to	0.95%	4.84%	to	5.87%
2004	282	$10.55	to	$14.15	$3,280	0.00%	to	0.95%	3.79%	to	4.78%
2003	405	$10.15	to	$13.50	$4,531	0.00%	to	0.95%	22.82%	to	35.02%
JANUS FUND
2007	10	$7.95	to	$18.61	$76	0.00%	to	0.75%	14.39%	to	15.23%
2006	14	$6.95	to	$16.15	$95	0.00%	to	0.75%	9.79%	to	10.54%
2005	18	$6.33	to	$14.61	$114	0.00%	to	0.75%	3.09%	to	3.99%
2004	23	$6.14	to	$14.05	$141	0.00%	to	0.75%	3.91%	to	4.69%
2003	23	$5.91	to	$13.42	$133	0.00%	to	0.75%	30.73%	to	34.19%
JANUS TWENTY FUND
2007	805	$8.95	to	$9.85	$7,366	0.00%	to	1.25%	34.18%	to	36.05%
2006	918	$6.67	to	$7.24	$6,380	0.00%	to	1.25%	10.98%	to	12.25%
2005	1,105	$6.01	to	$6.45	$6,919	0.00%	to	1.25%	8.09%	to	9.32%
2004	1,396	$5.56	to	$13.62	$7,831	0.00%	to	1.25%	12.69%	to	23.89%
2003	1,486	$4.55	to	$11.02	$6,788	0.00%	to	1.25%	23.76%	to	25.31%
JANUS WORLDWIDE FUND
2007	351	$7.44	to	$8.17	$2,719	0.00%	to	1.25%	7.98%	to	9.22%
2006	419	$6.89	to	$7.48	$3,014	0.00%	to	1.25%	16.39%	to	17.80%
2005	559	$5.92	to	$6.35	$3,417	0.00%	to	1.25%	4.59%	to	5.83%
2004	740	$5.66	to	$12.07	$4,227	0.00%	to	1.25%	4.23%	to	11.28%
2003	916	$5.43	to	$11.46	$5,001	0.00%	to	1.25%	22.70%	to	24.24%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

JENSEN PORTFOLIO
2007	173	$12.26	to	$12.80	$2,145	0.00%	to	1.25%	5.69%	to	7.02%
2006	169	$11.60	to	$11.96	$1,979	0.00%	to	1.25%	12.29%	to	13.69%
2005	140	$10.33	to	$10.52	$1,450	0.00%	to	1.25%	(2.82)%	to	(1.59)%
2004	91	$10.63	to	$10.82	$968	0.00%	to	1.25%	6.34%	to	8.20%
LEGG MASON VALUE TRUST
2007	555	$13.67	to	$14.66	$7,666	0.00%	to	1.25%	(7.20)%	to	(6.09)%
2006	652	$14.73	to	$15.61	$9,624	0.00%	to	1.25%	5.21%	to	6.55%
2005	743	$14.00	to	$14.65	$10,413	0.00%	to	1.25%	4.71%	to	6.01%
2004	708	$11.50	to	$13.82	$9,488	0.00%	to	1.25%	11.31%	to	15.00%
2003	476	$11.64	to	$12.26	$5,728	0.00%	to	1.25%	42.70%	to	44.21%
MAINSTAY SMALL CAP OPPORTUNITY FUND
2007	65	$9.19	to	$9.35	$601	0.00%	to	1.25%	(18.46)%	to	(17.40)%
2006	24	$11.27	to	$11.32	$273	0.00%	to	1.25%	12.70%	to	13.20%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2007	6,384	$18.89	to	$20.82	$131,080	0.00%	to	1.25%	5.77%	to	7.10%
2006	5,952	$17.86	to	$19.44	$114,056	0.00%	to	1.25%	14.12%	to	15.51%
2005	5,227	$15.65	to	$16.83	$86,846	0.00%	to	1.25%	7.41%	to	8.79%
2004	5,312	$11.19	to	$15.47	$81,359	0.00%	to	1.25%	11.88%	to	16.89%
2003	4,432	$9.75	to	$13.23	$58,272	0.00%	to	1.25%	28.95%	to	30.57%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2007	1,769	$39.19	to	$25.04	$57,526	0.00%	to	1.25%	(2.44)%	to	(1.22)%
2006	2,049	$40.17	to	$25.35	$66,688	0.00%	to	1.25%	9.93%	to	11.33%
2005	2,308	$36.54	to	$22.77	$68,930	0.00%	to	1.25%	2.12%	to	3.41%
2004	2,407	$10.94	to	$35.78	$75,029	0.00%	to	1.25%	9.42%	to	12.28%
2003	2,492	$11.43	to	$32.27	$71,518	0.00%	to	1.25%	27.97%	to	29.58%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2007	2,336	$36.30	to	$24.25	$59,814	0.00%	to	1.25%	(3.69)%	to	(2.49)%
2006	2,541	$37.69	to	$24.87	$66,695	0.00%	to	1.25%	11.15%	to	12.53%
2005	2,697	$33.91	to	$22.10	$63,650	0.00%	to	1.25%	(1.71)%	to	(0.50)%
2004	2,471	$10.94	to	$34.50	$60,866	0.00%	to	1.25%	9.43%	to	22.17%
2003	1,937	$11.73	to	$28.60	$39,756	0.00%	to	1.25%	27.64%	to	29.24%
MAXIM BERNSTEIN INTERNATIONAL EQUITY PORTFOLIO
2007	2,192	$29.57	to	$22.95	$59,894	0.00%	to	1.25%	4.93%	to	6.25%
2006	2,301	$28.18	to	$21.60	$60,200	0.00%	to	1.25%	34.19%	to	35.85%
2005	2,196	$21.00	to	$15.90	$43,133	0.00%	to	1.25%	15.26%	to	16.74%
2004	2,307	$11.41	to	$18.22	$39,804	0.00%	to	1.25%	14.12%	to	18.86%
2003	2,383	$9.87	to	$15.52	$35,230	0.00%	to	1.25%	33.67%	to	35.35%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

MAXIM BOND INDEX PORTFOLIO
2007	1,002	$14.29	to	$15.84	$14,654	0.00%	to	1.25%	5.46%	to	6.74%
2006	912	$13.55	to	$14.84	$11,943	0.00%	to	1.25%	2.50%	to	3.78%
2005	899	$13.22	to	$14.30	$11,588	0.00%	to	1.25%	0.84%	to	2.07%
2004	825	$10.06	to	$14.01	$10,908	0.00%	to	1.25%	0.58%	to	3.28%
2003	794	$9.89	to	$13.56	$10,270	0.00%	to	1.25%	1.79%	to	3.07%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2007	2,645	$15.77	to	$17.29	$45,064	0.00%	to	1.25%	4.23%	to	5.56%
2006	2,521	$15.13	to	$16.38	$40,634	0.00%	to	1.25%	6.40%	to	7.76%
2005	2,395	$14.22	to	$15.20	$35,848	0.00%	to	1.25%	2.97%	to	4.25%
2004	2,510	$10.41	to	$14.58	$36,199	0.00%	to	1.25%	4.10%	to	6.92%
2003	2,286	$10.40	to	$13.68	$30,915	0.00%	to	1.25%	9.95%	to	11.33%
MAXIM INDEX 600 PORTFOLIO
2007	875	$31.61	to	$21.46	$22,911	0.00%	to	1.25%	(2.05)%	to	(0.83)%
2006	934	$32.27	to	$21.64	$24,779	0.00%	to	1.25%	13.15%	to	14.56%
2005	968	$28.52	to	$18.89	$22,973	0.00%	to	1.25%	5.71%	to	7.09%
2004	916	$11.27	to	$26.98	$22,261	0.00%	to	1.25%	12.67%	to	21.78%
2003	908	$12.18	to	$22.43	$18,382	0.00%	to	1.25%	36.41%	to	38.12%
MAXIM INVESCO ADR PORTFOLIO
2007	597	$27.03	to	$18.11	$13,407	0.00%	to	1.25%	6.08%	to	7.41%
2006	692	$25.48	to	$16.86	$14,563	0.00%	to	1.25%	22.32%	to	23.88%
2005	739	$20.83	to	$13.61	$12,465	0.00%	to	1.25%	9.92%	to	11.28%
2004	765	$10.75	to	$18.95	$12,160	0.00%	to	1.25%	13.93%	to	19.64%
2003	751	$9.05	to	$16.04	$10,103	0.00%	to	1.25%	29.68%	to	31.31%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2007	3,027	$30.95	to	$23.12	$73,825	0.00%	to	1.25%	6.76%	to	8.09%
2006	2,741	$28.99	to	$21.39	$62,512	0.00%	to	1.25%	9.69%	to	11.12%
2005	2,490	$26.43	to	$19.25	$51,935	0.00%	to	1.25%	2.44%	to	3.72%
2004	1,759	$10.56	to	$25.80	$38,199	0.00%	to	1.25%	5.58%	to	10.98%
2003	1,625	$10.87	to	$23.54	$33,005	0.00%	to	1.25%	28.49%	to	30.10%
MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
2007	569	$22.02	to	$24.45	$12,742	0.00%	to	1.25%	1.90%	to	3.21%
2006	573	$21.61	to	$23.69	$12,377	0.00%	to	1.25%	16.56%	to	18.04%
2005	567	$18.54	to	$20.07	$10,521	0.00%	to	1.25%	4.75%	to	6.08%
2004	544	$11.22	to	$18.92	$9,771	0.00%	to	1.25%	12.15%	to	22.16%
2003	469	$11.95	to	$15.49	$6,953	0.00%	to	1.25%	32.62%	to	34.28%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

MAXIM MODERATE PROFILE I PORTFOLIO
2007	15,921	$17.51	to	$19.40	$302,883	0.00%	to	1.25%	5.80%	to	7.12%
2006	15,164	$16.55	to	$18.11	$267,691	0.00%	to	1.25%	10.63%	to	12.00%
2005	13,814	$14.96	to	$16.17	$218,323	0.00%	to	1.25%	4.91%	to	6.24%
2004	13,270	$10.77	to	$15.22	$198,853	0.00%	to	1.25%	7.65%	to	11.34%
2003	9,249	$10.54	to	$13.67	$124,944	0.00%	to	1.25%	18.70%	to	20.19%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2007	14,645	$18.55	to	$20.35	$294,036	0.00%	to	1.25%	5.94%	to	7.27%
2006	13,730	$17.51	to	$18.97	$256,008	0.00%	to	1.25%	12.39%	to	13.80%
2005	12,050	$15.58	to	$16.67	$198,094	0.00%	to	1.25%	6.28%	to	7.62%
2004	12,116	$10.95	to	$15.49	$185,976	0.00%	to	1.25%	9.49%	to	13.38%
2003	9,720	$10.06	to	$13.68	$132,034	0.00%	to	1.25%	22.42%	to	23.96%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2007	3,769	$15.89	to	$17.64	$65,434	0.00%	to	1.25%	5.02%	to	6.39%
2006	3,523	$15.13	to	$16.58	$57,203	0.00%	to	1.25%	8.54%	to	9.95%
2005	3,246	$13.94	to	$15.08	$48,071	0.00%	to	1.25%	4.65%	to	5.90%
2004	3,341	$10.61	to	$14.24	$46,926	0.00%	to	1.25%	6.14%	to	9.66%
2003	2,796	$10.73	to	$12.98	$35,912	0.00%	to	1.25%	15.05%	to	16.49%
MAXIM MONEY MARKET PORTFOLIO
2007	6,022	$22.73	to	$13.75	$107,677	0.00%	to	1.25%	3.41%	to	4.72%
2006	6,686	$21.98	to	$13.13	$116,111	0.00%	to	1.25%	3.29%	to	4.54%
2005	5,882	$21.28	to	$12.56	$99,336	0.00%	to	1.25%	1.48%	to	2.70%
2004	6,878	$10.01	to	$20.97	$116,003	0.00%	to	1.25%	(0.31)%	to	0.94%
2003	9,205	$10.02	to	$21.04	$157,820	0.00%	to	1.25%	(0.52)%	to	0.73%
MAXIM STOCK INDEX PORTFOLIO
2007	7,810	$87.99	to	$15.19	$322,200	0.00%	to	1.25%	3.84%	to	5.19%
2006	8,626	$84.74	to	$14.44	$354,697	0.00%	to	1.25%	13.26%	to	14.60%
2005	9,817	$74.82	to	$12.60	$358,832	0.00%	to	1.25%	3.73%	to	5.09%
2004	10,706	$8.78	to	$72.13	$397,135	0.00%	to	1.25%	9.09%	to	10.74%
2003	11,826	$7.98	to	$65.95	$403,028	0.00%	to	1.25%	26.82%	to	28.41%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2007	3,174	$35.73	to	$19.41	$95,275	0.00%	to	1.25%	1.97%	to	3.24%
2006	3,486	$35.04	to	$18.80	$102,640	0.00%	to	1.25%	17.62%	to	19.14%
2005	3,770	$29.79	to	$15.78	$96,131	0.00%	to	1.25%	2.83%	to	4.09%
2004	3,874	$10.90	to	$28.97	$99,412	0.00%	to	1.25%	9.02%	to	15.03%
2003	3,870	$11.14	to	$25.50	$87,815	0.00%	to	1.25%	24.08%	to	25.64%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2007	3,806	$26.59	to	$29.36	$108,690	0.00%	to	1.25%	15.41%	to	16.88%
2006	3,946	$23.04	to	$25.12	$95,265	0.00%	to	1.25%	5.40%	to	6.71%
2005	3,795	$21.86	to	$23.54	$86,404	0.00%	to	1.25%	12.74%	to	14.16%
2004	3,560	$11.20	to	$20.62	$72,018	0.00%	to	1.25%	12.05%	to	18.09%
2003	3,051	$10.68	to	$17.46	$52,481	0.00%	to	1.25%	36.11%	to	37.82%
MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
2007	1,154	$28.12	to	$15.59	$26,416	0.00%	to	1.25%	10.88%	to	12.32%
2006	1,406	$25.36	to	$13.88	$29,284	0.00%	to	1.25%	1.40%	to	2.66%
2005	1,763	$25.01	to	$13.52	$36,506	0.00%	to	1.25%	3.30%	to	4.56%
2004	2,066	$6.83	to	$24.21	$42,617	0.00%	to	1.25%	4.68%	to	13.94%
2003	2,294	$6.49	to	$23.13	$45,659	0.00%	to	1.25%	29.33%	to	30.95%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2007	2,062	$20.18	to	$16.46	$38,174	0.00%	to	1.25%	5.16%	to	6.47%
2006	2,231	$19.19	to	$15.46	$38,913	0.00%	to	1.25%	3.06%	to	4.39%
2005	2,434	$18.62	to	$14.81	$41,573	0.00%	to	1.25%	0.92%	to	2.14%
2004	2,579	$10.06	to	$18.45	$44,939	0.00%	to	1.25%	0.61%	to	3.90%
2003	2,943	$10.01	to	$17.98	$49,877	0.00%	to	1.25%	1.30%	to	2.57%
MFS CORE GROWTH FUND
2007	24	$12.46	to	$13.37	$299	0.00%	to	1.25%	13.17%	to	14.57%
2006	26	$11.01	to	$11.67	$287	0.00%	to	1.25%	4.86%	to	6.28%
2005	34	$10.50	to	$10.98	$362	0.00%	to	1.25%	0.10%	to	1.29%
2004	43	$10.49	to	$11.66	$458	0.00%	to	1.25%	5.22%	to	11.33%
2003	38	$9.97	to	$10.97	$380	0.00%	to	1.25%	25.69%	to	27.27%
OPPENHEIMER CAPITAL APPRECIATION FUND
2007	346	$13.02	to	$13.98	$4,630	0.00%	to	1.25%	12.34%	to	13.75%
2006	271	$11.59	to	$12.29	$3,190	0.00%	to	1.25%	6.23%	to	7.52%
2005	293	$10.91	to	$11.43	$3,225	0.00%	to	1.25%	3.31%	to	4.67%
2004	274	$10.56	to	$12.01	$2,906	0.00%	to	1.25%	5.14%	to	8.17%
2003	144	$10.04	to	$11.31	$1,445	0.00%	to	1.25%	27.85%	to	29.57%
OPPENHEIMER GLOBAL FUND
2007	721	$16.39	to	$17.12	$11,971	0.00%	to	1.25%	4.59%	to	6.01%
2006	637	$15.67	to	$16.15	$10,022	0.00%	to	1.25%	15.99%	to	17.37%
2005	498	$13.51	to	$13.76	$6,725	0.00%	to	1.25%	12.40%	to	13.81%
2004	207	$11.59	to	$12.09	$2,493	0.00%	to	1.25%	15.86%	to	20.88%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

PIMCO TOTAL RETURN PORTFOLIO
2007	865	$12.80	to	$13.73	$11,173	0.00%	to	1.25%	7.47%	to	8.80%
2006	857	$11.91	to	$12.62	$10,196	0.00%	to	1.25%	2.41%	to	3.70%
2005	901	$11.63	to	$12.17	$10,473	0.00%	to	1.25%	1.39%	to	2.70%
2004	809	$10.11	to	$11.85	$9,308	0.00%	to	1.25%	1.09%	to	4.88%
2003	655	$9.94	to	$11.30	$7,256	0.00%	to	1.25%	3.90%	to	5.34%
PIONEER EQUITY INCOME VCT PORTFOLIO II
2007	140	$14.43	to	$16.04	$2,085	0.00%	to	1.25%	(0.76)%	to	0.56%
2006	164	$14.54	to	$15.95	$2,424	0.00%	to	1.25%	20.66%	to	22.13%
2005	164	$12.05	to	$13.06	$2,000	0.00%	to	1.25%	4.24%	to	5.49%
2004	119	$10.84	to	$12.85	$1,393	0.00%	to	1.25%	8.35%	to	16.04%
2003	96	$10.09	to	$11.10	$978	0.00%	to	1.25%	20.76%	to	22.28%
RS DIVERSIFIED GROWTH FUND
2007	30	$13.33	to	$13.92	$404	0.00%	to	1.25%	12.30%	to	13.73%
2006	38	$11.87	to	$12.24	$455	0.00%	to	1.25%	6.65%	to	8.03%
2005	59	$11.13	to	$11.33	$657	0.00%	to	1.25%	(2.79)%	to	(1.56)%
2004	70	$11.31	to	$11.51	$800	0.00%	to	1.25%	13.10%	to	15.12%
2003	1,058	$4.63	to	$12.16	$4,970	0.00%	to	1.25%	44.92%	to	46.74%
RS EMERGING GROWTH FUND
2007	362	$6.37	to	$7.00	$2,371	0.00%	to	1.25%	12.54%	to	14.01%
2006	445	$5.66	to	$6.14	$2,616	0.00%	to	1.25%	8.22%	to	9.45%
2005	580	$5.23	to	$5.61	$3,182	0.00%	to	1.25%	(0.57)%	to	0.72%
2004	905	$5.26	to	$13.97	$4,798	0.00%	to	1.25%	13.74%	to	16.53%
STI CLASSIC SMALL CAP GROWTH STOCK FUND
2007	595	$13.23	to	$13.68	$7,956	0.00%	to	1.25%	10.80%	to	12.22%
2006	497	$11.94	to	$12.19	$5,948	0.00%	to	1.25%	0.25%	to	1.50%
2005	167	$11.91	to	$12.01	$1,990	0.00%	to	1.25%	19.10%	to	20.10%
VAN KAMPEN COMSTOCK FUND
2007	116	$10.73	to	$10.92	$1,250	0.00%	to	1.25%	(3.33)%	to	(2.06)%
2006	73	$11.10	to	$11.15	$815	0.00%	to	1.25%	11.00%	to	11.50%
(Concluded)

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated financial statements of GWL&A as of December 31, 2007 and 2006 and each of the three years in the period ended December 31, 2007, as well as the financial statements of the Series Account for the years ended December 31, 2007 and 2006 are contained in Part B.

(b)	Exhibits

(1) Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post Effective Amendment No. 32 to Form N-4 registration statement filed on April 25, 2002 (File No. 2-89550).

(2) Not applicable.

(3) Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post Effective Amendment No. 23 to Form N-4 registration statement filed on May 1, 1997 (File No. 2–89550).

(4) Form of each Variable Annuity Contract and riders are incorporated by reference to Registrant's Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(5) Forms of Application are incorporated by reference to Registrant's Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(6) Copies of Articles of Incorporation of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the registration statement filed by Variable Annuity-1 Series Account on Form N-4 on October 30, 1996, (File No. 811-07549). Amended and Restated Bylaws of the Depositor are filed herewith.

(7) Not applicable.

(8)(a) Form of Participation Agreement between Registrant and Maxim Series Fund; Form of Fund Participation Agreement for Unaffiliated Insurance Products Funds; and, Form of Fund Participation Agreement for Retail Funds are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Form N-4 registration statement filed on October 30, 2000 (File No. 2-89550).

(8)(b) Form of Shareholder Information Agreement with Eligible Funds is incorporated by reference to Registrant's Post-Effective Amendment No. 42 to Form N-4 registration statement filed on April 30, 2007 (File No. 2-89550).

(9) Opinion of Counsel is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to the registration statement filed on April 30, 2001 (File No. 2-89550).

(10)	(a)	Written Consent of Jorden Burt LLP is filed herewith.

(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11) Not applicable.

(12) Not applicable.

(13) Powers of Attorney for Messrs. Balog, Bernbach, Dachow, A. Desmarais, P. Desmarais, Jr., Gratton, Kavanagh, Louvel, McCallum, Nickerson, Nield, Plessis-Bélair and Walsh are incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to the registration statement filed on April 30, 2007 (File No. 2-89550). Powers of Attorney for Messrs. Mackness, Orr and Ryan are filed herewith.

Item 25.	Directors and Officers of the Depositor

Positions and Offices
Name	Principal Business Address	with Depositor

James Balog	785 Saint Anne’s Lane	Director
Vero Beach, Florida 32967

John L. Bernbach	32 East 57th Street, 10th Floor	Director
New York, New York 10022

Orest T. Dackow	(3)	Director

André Desmarais	(4)	Director

Paul Desmarais, Jr.	(4)	Director

Robert Gratton	(5)	Chairman

Kevin P. Kavanagh, C.M.	(1)	Director

Alain Louvel	930 Fifth Avenue, Apt. 17D	Director
New York, New York 10021

William Mackness	696 Whitehaven Crescent	Director
London, Ontario N6G 4V4

William T. McCallum	(6)	Director

Raymond L. McFeetors	(3)	Director, President and
Chief Executive Officer

Jerry E.A. Nickerson	H.B. Nickerson & Sons Limited	Director
P.O. Box 130
255 Commercial Street
North Sydney, Nova Scotia B2A 3M2

David A. Nield	330 University Ave.	Director
Toronto, Ontario M5G 1R8

R. Jeffrey Orr	(4)	Director

Michel Plessis-Bélair, F.C.A.	(4)	Director

Philip K. Ryan	(4)	Director

Brian E. Walsh	QVan Capital, LLC	Director
1 Dock Street, 4th Floor
Stamford, Connecticut 06902

Mitchell T.G. Graye	(3)	Executive Vice-President,
Chief Financial Officer

Richard F. Rivers	(2)	Executive Vice President,
Healthcare

Kent G. Boyer	(2)	Senior Vice President,
Specialty Risk

S. Mark Corbett	(3)	Senior Vice-President,
Investments

Chris H. Cumming	(3)	Senior Vice President,

Marketing, Healthcare and Jumbo 401(k)

Glen R. Derback	(3)	Senior Vice President
and Controller

Miles R. Edwards	(3)	Senior Vice President,
FASCore Operations

Terry L. Fouts	(2)	Senior Vice President and
Chief Medical Officer

John R. Gabbert	(2)	Senior Vice President,
Chief Healthcare Information
Officer

Donna A. Goldin	(2)	Senior Vice President
Healthcare Operations

Christopher M. Knackstedt	(2)	Senior Vice President,
Healthcare Management

Ron J. Laeyendecker	(3)	Senior Vice President,
Executive Benefits Markets

James L. McCallen	(3)	Senior Vice President
and Actuary

Graham R. McDonald	(3)	Senior Vice President,
Corporate Resources

Scot A. Miller	(6)	Senior Vice President,
FASCore Systems

Charles P. Nelson	(3)	Senior Vice President,
Retirement Services

Marty Rosenbaum	(2)	Senior Vice President,
Healthcare Finance

Gregg E. Seller	(3)	Senior Vice President,
Government Markets

Robert K. Shaw	(3)	Senior Vice President,
Individual Markets
Douglas J. Stefanson	(2)	Senior Vice President,
Healthcare Underwriting

Neil J. Waldron	(2)	Senior Vice President,
Group Health

George D. Webb	(3)	Senior Vice-President,
Retirement Services,
P/NP Operations

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(5)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(6)                 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Item 26.	Persons controlled by or under common control with the Depositor or Registrant as of 12/31/07

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc
100% - 3439496 Canada Inc.
100% - Capucines Investments Corporation
100% - Ramezay Investments Corporation
100% - Ansopolo Investments Corporation
32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
54% - Power Corporation of Canada

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great -West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) – Holding and Management Company
100.0% - 2795957 Canada Inc. (Canada) – Holding Company
100.0% - 171263 Canada Inc. (Canada) – Holding Company
66.4% - Power Financial Corporation (Canada) – Holding Company
70.4% - Great -West Lifeco Inc. (Canada) – Holding Company
100.0% - Great -West Financial (Canada) Inc. (Canada) – Holding Company
100.0% - Great -West Financial (Nova Scotia) Co. (Canada) – Holding Company
100.0% - Great-West Lifeco U.S. Inc.
100.0% - GWL&A Financial Inc. (Delaware) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC (Delaware) – Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC II (Delaware) – Holding Company
100.0% - Great -West Life & Annuity Insurance Company (Colorado) – Life and Health Insurance Company
100.0% - First Great -West Life & Annuity Insurance Company (New York) – Life and Health Insurance Company
100.0% - Advised Assets Group, LLC (Colorado) – Investment Advisor
100.0% - Alta Health & Life Insurance Company (Indiana) – Life and Health Insurance Company
100.0% - BenefitsCorp, Inc. (Delaware) – Insurance Agency
100.0% - GWFS Equities, Inc. ( Delaware) – Securities Broker/Dealer
100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) – Insurance Agency

100.0% - Benefit Management Corp. (Montana) – Holding Company
100.0% - Allegiance Benefit Plan Management, Inc. (Montana) – TPA
100.0% - Allegiance Life & Health Insurance Company, Inc. (Montana) – Life and Health Insurance Company
100.0% - Allegiance COBRA Services, Inc. (Montana) – TPA
100.0% - Allegiance Re, Inc. (Montana) – Captive Insurance Company
100.0% - Allegiance Provider Direct, LLC (Montana) – Network Contracting Services
100.0% - Intermountain Underwriters, Inc. (Montana) – Insurance Agency
100.0% - StarPoint HealthCare, LLC (Montana) – Utilization Review/Case Management
50.0% - Community Health Network, LLC (Montana) – Provider Networking
100.0% - Canada Life Insurance Company of America (Michigan) – Life and Health Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) – Captive Insurance Company
100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) – Third Party
100.0% - Emjay Corporation (Wisconsin) – Third Party Administrator
100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) Third Party Administrator
100.0% - Great-West Healthcare Holdings, Inc. (Colorado) – Holding Company
100.0% - Great-West Healthcare, Inc. (Vermont) – Network Contracting, Development and Management
100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) – Health Care Services Organization
100.0% - Great-West Healthcare of California, Inc. (California) – Health Maintenance Organization
100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) – Health Maintenance Organization
100.0% - Great-West Healthcare of Florida, Inc. (Florida) – Health Maintenance Organization
100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) – Health Maintenance Organization
100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) – Health Maintenance Organization
100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) – Health Maintenance Organization
100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) – Health Maintenance Organization
100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) – Health Maintenance Organization
100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) – Health Maintenance Organization
100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) – Health Maintenance Organization
100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) – Health Maintenance Organization
100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) – Health Maintenance Organization
100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) – Health Maintenance Organization
100.0% - Great-West Healthcare of Texas, Inc. (Texas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Washington, Inc. (Washington) – Health Maintenance Organization
100.0% - One Orchard Equities, Inc. (Colorado) Securities Broker/Dealer
100.0% - Mediversal, Inc. (Nevada) – Third Party Administrator
100.0% - Universal Claims Administration (Nevada) – Third Party Administrator
100.0% - FASCore, LLC (Colorado) – Third Party Administrator
100.0% - GWL Properties Inc. (Colorado) – Real Estate Corporation
50.0% - Westkin Properties Ltd. (California) – Real Estate Corporation
100.0% - Great-West Benefit Services, Inc. (Delaware) – Leasing Company
88.34% - Maxim Series Fund, Inc. (Maryland) – Investment Company
100.0% - GW Capital Management, LLC (Colorado) – Investment Advisor
100.0% - Orchard Trust Company, LLC (Colorado) – Trust Company
100.0% - IHN, Inc. (Indiana) - Network Contracting, Development and Management
100.0% - Lottery Receivable Company One LLC (Delaware) – Lottery Annuity Administrator
100.0% - LR Company II, L.L.C. (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust IV (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust V (Delaware) – Lottery Annuity Administrator

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.5% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S., Inc.
100% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings Inc.
100.0% - Putnam Funding Inc.
100.0% - Putnam General Partnership
100.0% - Endeavor Holding LLC
100.0% -Putnam, LLC
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - Putnam Retail Management GP, Inc.
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Advisory Company GP, Inc.
99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam U.S. Holdings I Inc.
100.0% - Putnam U.S. Holdings II Inc
99.0% - Putnam Investment Trust II LP (1% owned by Putnam U.S. Holdings II Inc.)
100.0% - Putnam U.S. Holdings, LLC
84.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
100.0% - PII Holdings, Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Investment Holdings, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
80.0% - TH Lee Putnam Capital Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam International Holdings LLC
100.0% - Putnam Investments Inc. (Canada)
100.0% - Putnam Investments Limited (Ireland)
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd. (Japan)
100.0% - Putnam International Distributors, Ltd. (Cayman)
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited (U.K.)
100.0% - New Flag UK Holdings Limited
100.0% - New Flag Asset Management (UK)

C.

The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.4% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - Gold Circle Insurance Company
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - GWL Investment Management Ltd.
100.0% - 801611 Ontario Ltd.
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
100.0% - 681348 Alberta Ltd.

100.0% - The Owners: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by Mountain Asset Mangement LP)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd.(Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
100.0% - London Insurance Group, Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0% - London Life Insurance Company
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust

30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - Preferred Vision Services Inc.
25.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd.
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - HRMP II, Inc. 49.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - CLAI, Limited
100.0% - The Canada Life Assurance Company of Ireland, Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life European Assurance, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life Pension and Annuities (Ireland), Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Ltd.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, LLC.
100.0% - The Canada Life Insurance Company of Canada
100.0% - CLICC GP Inc.
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - Classco Benefit Services, Ltd.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Securing Corporation, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
59.4% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - Les Services Investors Limitée
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Investment Management (Quebec) Ltd.
100.0% - Investors Syndicate Property Corp.
100.0% - 2587182 Manitoba Ltd.
100.0% - The Trust Company of London Life
100.0% - I.G. Investment Corp.
100.0% - I.G. (Rockies) Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie 2004 GP Inc.
100.0% - MSP 2005 GP Inc.
100.0% - MFC Fund Corporation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Anacle II Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Quadrus Corporate Class Inc.
75.5% - Investment Planning Counsel Inc.
100.0% - IPC Financial Network Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Portfolio Management Ltd.
100.0% - IPC Investment Corporation
100.0% - 579641 BC Ltd.
100.0% - 9132-2155 Quebec Inc.
100.0% - Counsel Group of Funds Inc.

100.0% - IPC Save Inc.
100.0% - 576928 BC Ltd.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
100.0% - 3411893 Canada Inc.
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
61.4% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
42.5% - Imerys
50.0% - Groupe Bruxelles Lambert
20.7% - Imerys
6.9% - Total
11.5% - Suez
51.2% - Belgian Securities BV
100.0% - Brussels Securities
48.8% - Belgian Securities BV
100.0% - GBL Participations
98.8% - Sagerpar
50.0% - GBL Coordination Center
50.0% - GBL Coordination Center
100.0% - GBL Finance SA Holding
100.0% - GBL Overseas Finance NV
100.0% - Immobilière Rue de Namur Sàrl
100.0% - GBL Verwaltung Sàrl
25.0% - Bertelsmann AG
100.0% - GBL Verwaltung GmbH
100.0% - Finance et Participation en liquidation (Finpar)
100.0% - Orior Holding S.A.
100.0% - Fivaz & Cie SA
100.0% - Ormond GmbH
95.9% - Orior Food SA

100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

F.	Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Gesca Ltée
100.0% - 3846521 Canada Inc.
100.0% - 3846539 Canada Inc.
100.0% - Les Journaux Trans-Canada (1996) Inc.
100.0% - La Presse, Ltée
100.0% - Probec 5 Ltée
20.0% - 3859282 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Septembre Editeur, S.E.N.C.
100.0% - 3819787 Canada Inc.
100.0% - 3970965 Canada Inc.
100.0% - 3834310 Canada Inc.
100.0% - 3911322 Canada Inc.
20.0% - Workopolis Canada
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse Inc.

G.	Power Corporation (International) Limited Group of Companies ( Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
100.0% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
50.0% - Bombardier Power (Mauritius) Limited
50.0% - Bombardier Sifang Power (Qingdao) Transportation Ltd.
50.0% - Bombardier CPC Propulsion System Co. Ltd
100.0% - Bombardier Railway Transportation Equipment (Shanghai)
50.0% - Chang Chun Bombardier Railway Vehicle Co. Ltd
100.0% - Power Pacific Mauritius Limited

100.0% - Power Pacific Equities Limited
10.4% - Chengwei Ventures Fund I, LP

H.	Other Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - Power Technology Investment Corporation
100.0% - Power Tek, LLC
50.0% - Picchio Pharma Inc.
100.0% - Picchio Holdings Inc.
23.3% - Virochem Pharma Inc.
100.0% - P.P. Luxco Holdings Sàrl
49.9% - Sunset Holdings S.A.
21.6% - Adaltis Inc.
100.0% - P.P. Luxco Holdings II Sàrl
26.4% - Neurochem Inc.
11.9% - 4166591 Canada Inc.
36.5% - Innodia Inc.
11.9% - 4166591 Canada Inc.
100.0% - Picchio Pharma (Asia) Ltd.
1.7% - Adaltis Inc.
100.0% - Picchio Pharma Advisory Inc.
100.0% - Power Communications Inc.
100.0% - Jolliet Energy Resources Inc.
100.0% - 3540529 Canada Inc.
100.0% - Brazeau River Resources Investment Inc..
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100.0% - Sodesm International Limited
100.0% - Sodesm Properties Limited
100.0% - Marquette Communications (1997) Corporation
100.0% - Sagard S.A.S.

Item 27.	Number of Contractowners

As of March 31, 2008, there were 2 owners of non-qualified group contracts and 1,337 of qualified group contracts offered by Registrant.

Item 28.	Indemnification

Provisions exist under the Colorado General Corporation Code and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)

"Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)

"Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promotor, or a trustee of or to hold a similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)	"Expenses" includes counsel fees.

(4)

"Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)

"Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	"Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	"Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)

Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)	In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and
(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)

A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)

The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)

In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)	The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)

The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)	A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

(2)

The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)

Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)

If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)

If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)

A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)	The determinations required by subsection (1) of this section shall be made:

(a)

By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

(b)

If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)

If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)

By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)

Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)

An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)

A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or entity or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)

A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)

Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of GWL&A

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a)

GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, Maxim Series Account, Variable Annuity-1 Series Account of Great-West Life and Annuity Company (“Great-West”), COLI VUL-2 Series Account of Great-West and COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of First Great-West Life and Annuity Company (“First Great-West), COLI VUL-2 Series Account of First Great-West and COLI VUL-4 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS

Positions and Offices
Name	Principal Business Address	with Underwriter

Charles P. Nelson	(1)	Chairman, President and
Chief Executive Officer

Robert K. Shaw	(1)	Director

Graham R. McDonald	(1)	Director

Gregg E. Seller	18101 Von Karman Ave., Suite 1460	Director and Senior
Irvine, CA 92715	Vice President

William S. Harmon	(1)	Director and Vice President

Miles R. Edwards	(1)	Senior Vice President

J. Chris Luttges	(1)	Vice President

Robert Meyer	(1)	Vice President,
Taxation

Kent A. Morris	500 North Central, Suite 220	Vice President
Glendale, CA 91203

Glen R. Derback	(1)	Treasurer

Beverly A. Byrne	(1)	Secretary and Chief
Compliance Officer

Teresa L. Luiz	(1)	Compliance Officer

Mary C. Maiers	(1)	Investments Compliance Officer

____________

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

            (c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Net
Name of	Underwriting	Compensation
Principal	Discounts and	on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation

GWFS	-0-	-0-	-0-	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Registrant represents that in connection with its offering of Group Contracts as funding vehicles for retirement plans meeting the requirement of Section 403(b) of the Internal Revenue Code of 1986, as amended, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1) - (4) thereof have been complied with.

(e)

Registrant represents that in connection with its offering of Group Contracts as funding vehicles under the Texas Optional Retirement Program, Registrant is relying on the exceptions provided in Rule 6c-7 of the Investment Company Act of 1940 and that the provisions of paragraphs (a) -(d) thereof have been complied with.

(f)

GWL&A represents that the fees and charges deducted under the Group Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by GWL&A

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 43 and has duly caused this Post-Effective Amendment No. 43 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 17th day of April, 2008.

FUTUREFUNDS SERIES ACCOUNT
(Registrant)

By:	/s/ Raymond L. McFeetors
Raymond L. McFeetors, President
and Chief Executive Officer of
Great-West Life & Annuity
Insurance Company

GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY
(Depositor)

By:	/s/ Raymond L. McFeetors
Raymond L. McFeetors, President
and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment No. 43 to the Registration Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated.

Signature and Title	Date

/s/ Robert Gratton	April 17, 2008

Director, Chairman of the Board

(Robert Gratton*)

/s/ Raymond L. McFeetors	April 17, 2008

Director, President and Chief Executive

Officer (Raymond L. McFeetors)

/s/ Mitchell T.G. Graye	April 17, 2008

Executive Vice President and Chief

Financial Officer (Mitchell T.G. Graye)

/s/ James Balog	April 17, 2008

Director, (James Balog*)

/s/ John L. Bernbach	April 17, 2008

Director, (John L. Bernbach*)

/s/ Orest T. Dackow	April 17, 2008

Director (Orest T. Dackow*)

/s/ André Desmarais	April 17, 2008

Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 17, 2008

Director (Paul Desmarais, Jr*.)

/s/ Kevin P. Kavanagh	April 17, 2008

Director (Kevin P. Kavanagh*)

/s/ Alain Louvel	April 17, 2008

Director (Alain Louvel*)

/s/ William Mackness	April 17, 2008

Director (William Mackness*)

/s/ William T. McCallum	April 17, 2008

Director, (William T. McCallum*)

/s/ Jerry E.A. Nickerson	April 17, 2008

Director (Jerry E.A. Nickerson*)

/s/ David A. Nield	April 17, 2008

Director (David A. Nield*)

/s/ R. Jeffrey Orr	April 17, 2008

Director (R. Jeffrey Orr*)

/s/ Michel Plessis-Bélair	April 17, 2008

Director (Michel Plessis-Bélair*)

/s/ Philip K. Ryan	April 17, 2008

Director (Philip K. Ryan*)

/s/ Brian E. Walsh	April 17, 2008

Director (Brian E. Walsh*)

*By:	/s/ Richard G. Schultz	April 17, 2008
Richard G. Schultz

*Attorney-in-fact pursuant to Powers of Attorney.